[SB]SMITH BARNEY
[MF]MUTUAL FUNDS
Your Serious Money. Professionally Managed./SM/

[LOGO]Hansberger
      Global Investors, Inc.


P R O S P E C T U S


Smith Barney
Hansberger
Global Small Cap
Value Fund

Class A, B, L and Y Shares
-----------------------------------------------------------------
August 28, 2000


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------
    INVESTMENT PRODUCTS NOT FDIC INSURED * NO BANK GUARANTEE * MAY LOSE
VALUE
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The Securities and Exchange Commission has not approved or
disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney Hansberger
Global Small Cap Value Fund

 Contents

Investments, risks and
performance..........................................   2

More on the fund's
investments..............................................   8

Management.............................................................
 .....   9

Choosing a class of shares to
buy...........................................  11

Comparing the fund's
classes................................................  12

Sales
charges...............................................................
13

More about deferred sales
charges...........................................  16

Buying
shares...............................................................
17

Exchanging
shares...........................................................  18

Redeeming
shares............................................................  19

Other things to know about share
transactions...............................  21

Dividends, distributions and
taxes..........................................  23

Share
price.................................................................
24

Financial
highlights........................................................  25


Smith Barney
Mutual Funds

 Investments, risks and performance

Investment objective
The fund seeks long-term capital growth.

Principal investment strategies
Key investments The fund invests primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers, with relatively small market capitalizations. These are market capi-talizations of $1.4 billion or less at the time of investment. Equity securi-ties include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may purchase foreign securities in the form of sponsored and unsponsored American Depositary Receipts
(ADRs),
European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign companies.

Selection process The subadviser uses a "bottom-up" approach to security selec-tion, focusing primarily on identifying individual securities that meet the fund's value criteria. The fund seeks to invest in companies with low share prices relative to their earnings, cash flow and/or net asset value.

First, the subadviser uses fundamental analysis to identify a universe of secu-rities of small capitalization companies the subadviser believes are underval-ued. Specifically, the subadviser uses proprietary valuation screens, internal and external research sources and other fundamental analysis to identify these undervalued securities. The subadviser considers companies in various indus-tries and sectors, and searches a wide variety of countries and regions.

Once the subadviser has identified a range of securities that appear underval-ued, the subadviser further analyzes each security to determine whether it meets the fund's strict value criteria. For each security, the subadviser con-siders economic and other fundamental factors, including:

 .Sales and earnings growth
 .New product development
 .Cash flow
 .Track record and structure of management

The subadviser will consider a security for investment in the fund only if it meets the fund's strict value criteria.

Global Small Cap Value Fund

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 .U.S. or foreign stock prices decline
 .Adverse governmental action or political, economic or market instability affects a foreign country or region, which risks may be greater in emerging markets as described below
 .Small capitalization or foreign companies fall out of favor with investors
 .The currency in which a security is priced declines in value relative to the
  U.S. dollar
 .The manager's judgment about the attractiveness, value or potential apprecia-
  tion of a particular stock proves to be incorrect
 .A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctua-tions could erase investment gains or add to investment losses.

Emerging markets investments involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquid-ity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. Accordingly, the prices of securities of emerging market companies and the relative prices of emerging market currencies can be more volatile than those of developed coun-tries.

Compared to mutual funds that focus on large capitalization companies, the fund's share price may be more volatile because of its focus on smaller capi-talized companies. These companies are more likely to have:

 .More limited product lines
 .Fewer capital resources
 .Less depth of management

Further, securities of small capitalization companies are more likely to:

 .Experience sharper swings in market values
 .Be harder to sell at times and prices the manager believes appropriate .Offer greater potential for gains and losses

                                                       Smith Barney
Mutual Funds

Who may want to invest The fund may be an appropriate investment if you:

 .Are seeking to invest for long-term capital appreciation in the global market
 .Currently have exposure to domestic equity investments or fixed income invest-
  ments and wish to broaden your investment portfolio
 .Are willing to accept the risks of the stock market and the special risks of investing in foreign markets, including emerging markets, and small capital-
  ization companies

Global Small Cap Value Fund

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing the fund's performance. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's
Class A shares for the past two years. Class B, L and Y shares would have dif-ferent performance because of their different expenses. The performance infor-mation in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class A Shares

                                                  [BAR GRAPH]

                                         1998            (14.67)%
                                          1999                30%
                                   Calendar year ended December 31

Quarterly returns:

Highest: 11.49% in 2nd quarter 1999; Lowest: (21.87)% in 3rd quarter 1998 Year to date: (12.17)% through June 30, 2000

Risk return table
This table indicates the risks of investing in the fund by comparing the aver-age annual total return of each class for the periods shown with that of the
Smith Barney World EMI Index--Small Cap, an unmanaged index of global common stocks of small capitalization companies. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                          Average Annual Total Returns

                  Calendar Years Ended December 31, 1999

Class                 1 year   5 years 10 years Since inception
Inception date
 A                    (4.69)%    n/a     n/a         (9.55)%
12/18/97

 B                    (5.50)     n/a     n/a         (9.30)
12/18/97

 L                    (2.74)     n/a     n/a         (8.51)
12/18/97

 Y                     0.81      n/a     n/a         (9.50)
3/10/98

Smith Barney World
EMI Index--Small Cap  22.36      n/a     n/a         14.46
12/18/97




                                                       Smith Barney
Mutual Funds

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(fees paid directly from your investment)       Class A Class B Class L
Class Y
Maximum sales charge (load) imposed on
purchases
(as a % of offering price)                       5.00%    None   1.00%
None

Maximum deferred sales charge (load) (as a %
of the lower of net asset value at purchase or
redemption)                                      None*   5.00%   1.00%
None

                         Annual fund operating expenses
(expenses deducted from fund assets)            Class A Class B Class L
Class Y
Management fee**                                 1.05%   1.05%   1.05%
1.05%

Distribution and service (12b-1) fees            0.25%   1.00%   1.00%
None

Other expenses                                   1.34%   1.38%   1.62%
1.05%
                                                 -----   -----   -----
-----

Total annual fund operating expenses             2.64%   3.43%   3.67%
2.10%

*You may buy Class A shares in amounts of $1,000,000 or more at net asset value
(without an initial sales charge) but if you redeem those shares within
12
months of their purchase, you will pay a deferred sales charge of 1.00%.

**Management has agreed to waive a portion of its Management fee for all clas-ses. Currently such waiver is equal to .225%. Management may discontinue or modify this Management fee waiver at any time.

Global Small Cap Value Fund

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

 .You invest $10,000 in the fund for the period shown
 .You redeem all of your shares at the end of the period
 .Your investment has a 5% return each year
 .You reinvest all distributions and dividends without a sales charge .The fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years 5 years 10 years
Class A (with or without redemption)    $732  $1,214  $1,721   $3,109

Class B (redemption at end of period)   $824  $1,289  $1,778   $3,329

Class B (no redemption)                 $324  $  989  $1,678   $3,329

Class L (redemption at end of period)   $544  $1,149  $1,875   $3,792

Class L (no redemption)                 $444  $1,149  $1,875   $3,792

Class Y (with or without redemption)    $191  $  591  $1,016   $2,201

                                                       Smith Barney
Mutual Funds

 More on the fund's investments

More on foreign investing Investing in foreign issuers may involve unique risks. Some of these risks do not apply to larger more developed countries.
However, these risks may be more pronounced to the extent the fund invests in emerging market countries or significantly in any one country.

 .Information about foreign issuers or markets may be limited because of less rigorous disclosure and accounting standards or regulatory practices. .Many foreign markets are smaller, less liquid and more volatile than
U.S. mar-
  kets. In a changing market, the adviser may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable.
 .The U.S. dollar may appreciate against foreign currencies, or a foreign gov-
  ernment may impose restrictions on currency conversion or trading. .The economy of foreign countries may grow at a slower rate than expected or
  may experience a downturn or recession.
 .Economic, political and social developments may adversely affect foreign secu-
  rities markets.
 .Foreign withholding taxes may reduce the fund's return.

Derivative contracts The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices, interest rates or currencies, or options on these futures, to hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in stock market prices, interest rates or currencies. A derivative con-tract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's hold-ings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
The fund may invest in equity "swaps," which are derivative contracts that allow the fund to exchange domestically traded shares of securities for local shares of foreign securities.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Global Small Cap Value Fund

 Management

Manager The fund's investment manager is SSB Citi Fund Management LLC (succes-sor to SSBC Fund Management Inc.), an affiliate of Salomon Smith Barney Inc.
The manager's address is 388 Greenwich Street, New York, New York
10013. The
manager oversees the fund's investment operations and those of the subadviser.
The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset manage-ment, banking and consumer finance, credit and charge cards, insurance, invest-ments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

The fund's subadviser, Hansberger Global Investors, Inc., is located at
515
East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301.
Hansberger
Global Investors, Inc. is a wholly-owned subsidiary of Hansberger
Group, Inc.
As of August 15, 2000, the subadviser has approximately $3.4 billion under man-agement. Aurcole L. W. Foong, John C. Fenley, Stephen W. Ho, David M. Wu, and
Vladimir Tyurenkov are responsible for the day-to-day management of the fund's portfolio. Mr. Foong has been a research analyst and portfolio manager for the subadviser since 1997. Prior to that time, he was a director of Peregrine Asset
Management. Mr. Fenley, CFA, has been an analyst and portfolio manager with the subadviser since 1997. Prior thereto, he managed the Institutional Investment
Department for Sun Trust Bank, South Florida. Mr. Ho joined the subadviser in
1999 as a research analyst. Prior to that time he worked for American Interna-tional Group in New York and Asia where he managed institutional and investment company portfolios. Mr. Wu joined the subadviser as a research analyst in 1995.
Prior to joining the subadviser, he was an editor at Business Asia, an Econo-mist Group publication. Mr. Tyurenkov has been managing director of the subadviser since 1995. Prior thereto, he spent several years working for the
Russian government and working extensively on the Pepperdine University
Russian
Conversion and Privatization Program.

Management fee For its services, the manager received a fee during the fund's last fiscal year equal to 0.83% of the fund's average daily net assets.



Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its
Class A, B and L shares. Under the plan, the fund pays distribution And/or serv-ice fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to deal-ers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

                                                       Smith Barney
Mutual Funds

Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the
"transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will per-form certain functions including shareholder record keeping and accounting services.

Global Small Cap Value Fund

 Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

 .If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
 .For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
 .Class L shares have a shorter deferred sales charge period than Class
B
  shares. However, because Class B shares convert to Class A shares, and Class
  L shares do not, Class B shares may be more attractive to long-term invest-
  ors.

You may buy shares from:

 .A broker-dealer, financial intermediary, financial institution or a distribu-
  tor's financial consultants (each called a "Service Agent")

 .The fund, but only if you are investing through certain qualified plans or
  Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                 Initial
Additional
                                       Classes A, B, L   Class Y   All
Classes
General                                    $1,000      $15 million
$50

IRAs, Self Employed Retirement Plans,
Uniform Gift to Minor Accounts              $250       $15 million
$50

Qualified Retirement Plans*                  $25       $15 million
$25

Simple IRAs                                  $1            n/a
$1

Monthly Systematic Investment Plans          $25           n/a
$25

Quarterly Systematic Investment Plans        $50           n/a
$50

*Qualified Retirement Plans are retirement plans qualified under Section
403(b)(7) or Section 401(a) of the Internal Revenue Code, including
401(k)
plans.

                                                       Smith Barney
Mutual Funds

 Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Serv-ice Agent may receive different compensation depending upon which class you choose.

                           Class A     Class B     Class L     Class Y
Key features             .Initial    .No initial .Initial    .No
initial
                          sales       sales       sales       or
                          charge      charge      charge is   deferred
                          .You may    .Deferred   lower than  sales
                          qualify     sales       Class A     charge
                          for reduc-  charge      .Deferred   .Must
                          tion or     declines    sales       invest at
                          waiver of   over time   charge for  least $15
                          initial     .Converts   only 1      million
                          sales       to Class A  year        .Lower
                          charge      after 8     .Does not   annual
                          .Lower      years       convert to  expenses
                          annual      .Higher     Class A     than the
                          expenses    annual      .Higher     other
                          than Class  expenses    annual      classes
                          B and       than Class  expenses
                          Class L     A           than Class
                                                  A
-----------------------------------------------------------------------
-

Initial sales charge     Up to       None        1.00%       None
                         5.00%;
                         reduced for
                         large pur-
                         chases and
                         waived for
                         certain
                         investors.
                         No charge
                         for pur-
                         chases of
                         $1,000,000
                         or more
-----------------------------------------------------------------------
-

Deferred sales charge    1.00% on    Up to 5.00% 1.00% if    None
                         purchases   charged     you redeem
                         of          when you    within 1
                         $1,000,000  redeem      year of
                         or more if  shares. The purchase
                         you redeem  charge is
                         within 1    reduced
                         year of     over time
                         purchase    and there
                                     is no
                                     deferred
                                     sales
                                     charge
                                     after 6
                                     years
-----------------------------------------------------------------------
-

Annual distribution and  0.25% of    1.00% of    1.00% of    None
service fees             average     average     average
                         daily net   daily net   daily net
                         assets      assets      assets
-----------------------------------------------------------------------
-

Exchangeable into*       Class A     Class B     Class L     Class Y
                         shares of   shares of   shares of   shares of
                         most Smith  most Smith  most Smith  most Smith
                         Barney      Barney      Barney      Barney
                         funds       funds       funds       funds
-----------------------------------------------------------------------
-

*Ask your Service Agent for the Smith Barney funds available for exchange.

Global Small Cap Value Fund

 Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charges imposed on Class A shares. Service
Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

                                    Sales Charge as a % of

Broker/Dealer
                                                           commission
                                              Net          as % of
                                    Offering  amount       offering
Amount of purchase                  price (%) invested (%) price
Less than $25,000                     5.00        5.26            4.50

$25,000 but less than $50,000         4.25        4.44            3.83

$50,000 but less than $100,000        3.75        3.90            3.38

$100,000 but less than $250,000       3.25        3.36            2.93

$250,000 but less than $500,000       2.75        2.83            2.48

$500,000  but less than $1,000,000    2.00        2.04            1.80

$1,000,000 or more                     -0-         -0-      up to 1.00

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these
Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

                                                       Smith Barney
Mutual Funds

Accumulation privilege - lets you combine the current value of Class A shares owned

 .by you, or
 .by members of your immediate family,

 and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Cer-
 tain trustees and fiduciaries may be entitled to combine accounts in deter-
 mining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith
Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 .Employees of NASD members

 .Investors participating in a fee-based program sponsored by certainbroker-
  dealers affiliated with Citigroup

 .Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional
Information
("SAI").

Global Small Cap Value Fund

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of pur-chase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase    1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge   5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the
Class B shares they are servicing.

Class B conversion After 8 years, Class B shares automatically convert into
Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:                                             Shares
issued:
At initial                              Shares issued:     Upon
exchange from
purchase                                On reinvestment of another
Smith
                                        dividends and      Barney
                                        distributions      fund

Eight years after the date of purchase  In same proportion On the date the
                                        as the number of   shares
originally
                                        Class B shares     acquired
would
                                        converting is to   have
converted
                                        total Class B      into Class A
                                        shares you own     shares
                                        (excluding shares
                                        issued as a
                                        dividend)

Class L shares

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith
Barney funds on June 12, 1998, you will not pay an initial sales charge on
Class L shares you buy before June 22, 2001.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the class L shares held by their clients.


                                                       Smith Barney
Mutual Funds

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 .Shares exchanged for shares of another Smith Barney fund
 .Shares representing reinvested distributions and dividends
 .Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 .On payments made through certain systematic withdrawal plans
 .On certain distributions from a retirement plan
 .For involuntary redemptions of small account balances
 .For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

Global Small Cap Value Fund

 Buying shares

     Through a   You should contact your Service Agent to open a
brokerage
 Service Agent   account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected:
                 .Class of shares being bought
                 .Dollar amount or number of shares being bought

                 Your Service Agent may charge an annual account
maintenance
                 fee.
-----------------------------------------------------------------------
---------

   Through the   Qualified retirement plans and certain other investors
who
     fund        are clients of certain Service Agents are eligible to
buy
                 shares directly from the fund.

                 .Write the fund at the following address:
                      Smith Barney Investment Funds Inc.
                      Smith Barney Hansberger Global Small Cap Value
Fund
                      (Specify class of shares)

                      c/o PFPC Global Fund Services.

                      P.O. Box 9699

                      Providence, RI 02940-9699

                 .Enclose a check to pay for the shares. For initial
                   purchases, complete and send an account application.

                 .For more information, call the transfer agent at 1-
800-451-
                   2010.
-----------------------------------------------------------------------
---------
     Through a
    systematic   You may authorize your Service Agent or the sub-
transfer
    investment   agent to transfer funds automatically from (i) a
regular bank
          plan   account, (ii) cash held in a brokerage account opened
with a
                 Service Agent or (iii) certain money market funds, in
order
                 to buy shares on a regular basis.

                 .Amounts transferred should be at least: $25 monthly or $50 quarterly

                 .If you do not have sufficient funds in your account on a
                   transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                 For more information, contact your Service Agent or the
                 transfer agent or consult the SAI.

                                                       Smith Barney
Mutual Funds

 Exchanging shares

  Smith Barney
      offers a   You should contact your Service Agent to exchange into
other
   distinctive   Smith Barney funds. Be sure to read the prospectus of
the
     family of   Smith Barney fund you are exchanging into. An exchange
is a
         funds   taxable transaction.
   tailored to
 help meet the
 varying needs
 of both large
     and small
    investors.

                 .You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

                 .Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

                 .You must meet the minimum investment amount for each fund
                   (except for systematic investment plan exchanges).


                 .If you hold share certificates, the transfer agent
must
                   receive the certificates endorsed for transfer or
with
                   signed stock powers (documents transferring
ownership of
                   certificates) before the exchange is effective.
                 .The fund may suspend or terminate your exchange
privilege if
                   you engage in an excessive pattern of exchanges.
-----------------------------------------------------------------------
---------
     Waiver of   Your shares will not be subject to an initial sales
charge at
    additional   the time of the exchange.
 sales charges

                 Your deferred sales charge (if any) will continue to
be mea-
                 sured from the date of your original purchase. If the
fund
                 you exchange into has a higher deferred sales charge,
you
                 will be subject to that charge. If you exchange at any
time
                 into a fund with a lower charge, the sales charge will
not be
                 reduced.
-----------------------------------------------------------------------
---------
  By telephone
                 If you do not have a brokerage account with a Service
Agent,
                 you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the trans-
                 fer agent at 1-800-451-2010 between 9:00 a.m. and 4:00
p.m.
                 (Eastern time).

                 You can make telephone exchanges only between accounts
that
                 have identical registrations.
-----------------------------------------------------------------------
---------
       By mail
                 If you do not have a brokerage account, contact your Service
                 Agent or write to the sub-transfer agent at the address on the following page.

Global Small Cap Value Fund

 Redeeming shares

     Generally
                 Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order.
However,
                 if you recently purchased your shares by check, your redemp-
                 tion proceeds will not be sent to you until your original
                 check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent,
your
                 redemption proceeds will be placed in your account and
not
                 reinvested without your specific instruction. In other
cases,
                 unless you direct otherwise, your redemption proceeds
will be
                 paid by check mailed to your address of record.
-----------------------------------------------------------------------
---------
       By mail
                 For accounts held directly at the fund, send written requests to the fund at the following address:
                      Smith Barney Investment Funds Inc.
                      Smith Barney Hansberger Global Small Cap Value
Fund
                      (Specify class of shares)

                      c/o PFPC Global Fund Services

                      P.O. Box 9699

                      Providence, RI 02940-9699

                 Your written request must provide the following:

                 .The fund and account number
                 .The class of shares and the dollar amount or number of
                   shares to be redeemed
                 .Signatures of each owner exactly as the account is regis-
                   tered

                                                       Smith Barney
Mutual Funds

  By telephone
                 If you do not have a brokerage account with a Service
Agent,
                 you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per days through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by tel-
                 ephone on any day the New York Stock Exchange is open.
Call
                 the transfer agent at 1-800-451-2010 between 9:00 a.m.
and
                 4:00 p.m. (Eastern time).

                 Your redemption proceeds can be sent by check to your
address
                 of record or by wire or electronic transfer (ACH) to a
bank
                 account designated on your authorization form. You
must sub-
                 mit a new authorization form to change the bank
account des-
                 ignated to receive wire or electronic transfers and
you may
                 be asked to provide certain other documents. The sub-
transfer
                 agent may charge a fee on an electronic transfer
(ACH).
-----------------------------------------------------------------------
---------
     Automatic   You can arrange for the automatic redemption of a
portion of
          cash   your shares on a monthly or quarterly basis. To
qualify you
    withdrawal   must own shares of the fund with a value of at least
$10,000
         plans   ($5,000 for retirement plan accounts) and each
automatic
                 redemption must be at least $50. If your shares are
subject
                 to a deferred sales charge, the sales charge will be
waived
                 if your automatic payments do not exceed 1% per month
of the
                 value of your shares subject to a deferred sales
charge.

                 The following conditions apply:

                 .Your shares must not be represented by certificates .All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.

Global Small Cap Value Fund

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order.
This means you have provided the following information, without which your request will not be processed:

 .Name of the fund
 .Account number
 .Class of shares being bought, exchanged or redeemed
 .Dollar amount or number of shares being bought, exchanged or redeemed .Signature of each owner exactly as the account is registered

The fund will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 .Are redeeming over $50,000 of shares

 .Are sending signed share certificates or stock powers to the sub-transfer agent

 .Instruct the sub-transfer agent to mail the check to an address different from the one on your account
 .Changed your account registration
 .Want the check paid to someone other than the account owner(s)
 .Are transferring the redemption proceeds to an account with a different regis-
  tration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 .Suspend the offering of shares
 .Waive or change minimum and additional investment amounts
 .Reject any purchase or exchange order
 .Change, revoke or suspend the exchange privilege
 .Suspend telephone transactions

                                                       Smith Barney
Mutual Funds

 .Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-
  ties and Exchange Commission
 .Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemp-tion proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

Global Small Cap Value Fund

 Dividends, distributions and taxes

Dividends The fund generally makes capital gain distributions and pays divi-dends, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in addi-tional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gain. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effec-tive until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

Transaction                            Federal tax status
Redemption or exchange of shares       Usually capital gain or loss;
                                       long-term only if shares owned
                                       more than one year

Long-term capital gain distributions   Long-term capital gain

Short-term capital gain distributions  Ordinary income

Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares dur-ing the previous year. If you do not provide the fund with your correct tax-payer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

                                                       Smith Barney
Mutual Funds

 Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabili-ties. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calcu-lation is done when regular trading closes on the Exchange (normally 4:00 p.m.,
Eastern time).

The fund generally values its fund securities based on market prices or quota-tions. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the
New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of busi-ness.

Global Small Cap Value Fund

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all divi-dends and distributions. The information in the following tables was audited by
KPMG LLP, independent accountants, whose report, along with the fund's finan-cial statements, is included in the annual report (available upon request).

 For a Class A share of capital stock outstanding throughout each full year ended April 30, except where noted:

                                           2000(/1/)  1999(1)
1998(/2/)
-----------------------------------------------------------------------
---
 Net asset value, beginning of year         $10.19    $12.37     $11.40
-----------------------------------------------------------------------
---
 Income (loss) from operations:
 Net investment income(3)                     0.02      0.11       0.05
 Net realized and unrealized gain (loss)     (1.65)    (2.10)      0.93
-----------------------------------------------------------------------
---
 Total income (loss) from operations         (1.63)    (1.99)      0.98
-----------------------------------------------------------------------
---
 Less distributions from:
 Net investment income                       (0.05)    (0.16)
(0.01)
 Net realized gains                          (0.00)*   (0.03)        --
-----------------------------------------------------------------------
---
 Total distributions                         (0.05)    (0.19)
(0.01)
-----------------------------------------------------------------------
---
 Net asset value, end of year                $8.51    $10.19     $12.37
-----------------------------------------------------------------------
---
 Total return                               (16.06)%  (15.95)%
8.64%++
-----------------------------------------------------------------------
---
 Net assets, end of year (000)'s            $2,827    $5,414     $9,296
-----------------------------------------------------------------------
---
 Ratios to average net assets:
 Expenses(3)                                  2.41%     1.92%
1.95%+
 Net investment income                        0.22      1.06
1.28+
-----------------------------------------------------------------------
---
 Portfolio turnover rate                        60%       27%
2%
-----------------------------------------------------------------------
---

(/1/) Per share amounts have been calculated using the monthly average shares method.
(/2/) For the period from December 19,1997 (inception date) to April
30, 1998.

(/3/) The Manager waived all or a portion of its fees for the two years ended
      April 30, 2000 and the period ended April 30, 1998 and a portion of its fees for the year ended April 30, 1999. In addition, the Manager reim-
      bursed the Portfolio for $17,302 in expenses for the period ended
April
      30, 1998. If such fees were not waived and expenses not reimbursed,the per share effect on net investment income and the expense ratios would have been as follows:.

                                    Expense Ratios
           Net Investment Income  Without Fee Waivers
            Per Share Decreases    and Reimbursement
            2000  1999 1998(/2/)  2000  1999 1998(/2/)
------------------------------------------------------
           $0.02 $0.04   $0.05   2.64% 2.33%  3.25%+
------------------------------------------------------

* Amount represents less than $0.01 per share.
++Total returns are not annualized, as it may not be representative of the total return for the year.
+ Annualized

                                                       Smith Barney
Mutual Funds

 For a Class B share of capital stock outstanding throughout each full year ended April 30, except where noted:

                                           2000(/1/)  1999(/1/)
1998(/2/)
-----------------------------------------------------------------------
-----
 Net asset value, beginning of year         $10.16     $12.34     $
11.40
-----------------------------------------------------------------------
-----
 Income (loss) from operations:
 Net investment income (loss)(/3/)           (0.06)      0.03
0.02
 Net realized and unrealized gain (loss)     (1.64)     (2.09)
0.93
-----------------------------------------------------------------------
-----
 Total income (loss) from operations         (1.70)     (2.06)
0.95
-----------------------------------------------------------------------
-----
 Less distributions from:
 Net investment income                          --      (0.09)
(0.01)
 Net realized gains                             --      (0.03)
--
 Capital                                     (0.00)*       --
--
-----------------------------------------------------------------------
-----
 Total distributions                         (0.00)*    (0.12)
(0.01)
-----------------------------------------------------------------------
-----
 Net asset value, end of year                $8.46     $10.16     $
12.34
-----------------------------------------------------------------------
-----
 Total return                               (16.73)%   (16.61)%
8.38%++
-----------------------------------------------------------------------
-----
 Net assets, end of year (000)'s            $3,915     $7,819
$11,606
-----------------------------------------------------------------------
-----
 Ratios to average net assets:
 Expenses(/3/)                                3.21%      2.74%
2.68%+
 Net investment income (loss)                (0.61)      0.27
0.58+
-----------------------------------------------------------------------
-----
 Portfolio turnover rate                        60%        27%
2%
-----------------------------------------------------------------------
-----

(/1/) Per share amounts have been calculated using the monthly average shares method.
(/2/) For the period from December 19, 1997 (inception date) to April
30, 1998.

(/3/) The Manager waived all of its fees for the two years ended April
30, 2000
      and the period ended April 30, 1998 and a portion of its fees for the year ended April 30, 1999. In addition, the Manager reimbursed the Port-
      folio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expensed ratios would have been as follows:

                                           Expense Ratios
                  Net Investment Income  Without Fee Waivers
                   Per Share Decreases    and Reimbursement
                   2000  1999 1998(/2/)  2000  1999 1998(/2/)
-------------------------------------------------------------
  Class B         $0.02 $0.04   $0.04   3.43% 3.14%  3.96%+
-------------------------------------------------------------

* Amount represents less than $0.01 per share.
++Total returns are not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Global Small Cap Value Fund

 For a Class L(/1/) share of capital stock outstanding throughout each full year ended April 30, except where noted:

                                           2000(/1/)  1999(/2/)
1998(/3/)
-----------------------------------------------------------------------
----
 Net asset value, beginning of year         $10.14     $12.34
$11.40
-----------------------------------------------------------------------
----
 Income (loss) from operations:
 Net investment income loss(/4/)             (0.08)      0.02
0.02
 Net realized and unrealized gain (loss)     (1.64)     (2.10)
0.93
-----------------------------------------------------------------------
----
 Total income (loss) from operations         (1.72)     (2.08)
0.95
-----------------------------------------------------------------------
----
 Less distributions from:
 Net investment income                          --      (0.09)
(0.01)
 Net realized gains                             --      (0.03)        -
-
 Capital                                     (0.00)*       --         -
-
-----------------------------------------------------------------------
----
 Total distributions                         (0.00)*    (0.12)
(0.01)
-----------------------------------------------------------------------
----
 Net asset value, end of year                $8.42     $10.14
$12.34
-----------------------------------------------------------------------
----
 Total return                               (16.96)%   (16.77)%
8.38%++
-----------------------------------------------------------------------
----
 Net assets, end of year (000)'s            $  906     $1,626
$2,682
-----------------------------------------------------------------------
----
 Ratio to average net assets:
 Expenses(/4/)                                3.45%      2.83%
2.71%+
 Net investment income (loss)                (0.85)      0.19
0.58+
-----------------------------------------------------------------------
----
 Portfolio turnover rate                        60%        27%
2%
-----------------------------------------------------------------------
----

(/1/) On June 12, 1998, Class C shares were renamed Class L shares. (/2/) Per share amounts have been calculated using the monthly average shares method.
(/3/) For the period from December 19, 1997 (inception date) to April
30, 1998.

(/4/) The Manager waived part of its fees for the two years ended April
30,
      2000 and the period ended April 30, 1998, and a portion of its fees for the year ended April 30, 1999. In addition, the Manager reimbursed the
      Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived, and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                    Expenses Ratios
           Net Investment Income  Without Fee Waivers
            Per Share Decreases    and Reimbursement
            2000  1999 1998(/3/)  2000  1999 1998(/3/)
------------------------------------------------------
           $0.02 $0.04   $0.04   3.67% 3.24%  4.02%+
------------------------------------------------------

* Amount represents less than $0.01 per share.
++Total returns are not annualized, as it may not be representative of the total return for the year.
+ Annualized.

                                                       Smith Barney
Mutual Funds

 For a Class Y share of capital stock outstanding throughout each full year ended April 30, except where noted:

                                           2000(/1/)  1999(/1/)
1998(/2/)
-----------------------------------------------------------------------
----
 Net asset value, beginning of year         $10.22     $12.37
$11.74
-----------------------------------------------------------------------
----
 Income (loss) from operations:
 Net investment income(/3/)                   0.06       0.16
0.00*
 Net realized and unrealized gain (loss)     (1.69)     (2.09)
0.63
-----------------------------------------------------------------------
----
 Total income (loss) from operations         (1.63)     (1.93)
0.63
-----------------------------------------------------------------------
----
 Less distributions from:
 Net investment income                       (0.08)     (0.19)        -
-
 Net realized gain                              --      (0.03)        -
-
 Capital                                     (0.00)*       --         -
-
-----------------------------------------------------------------------
----
 Total distributions                         (0.08)     (0.22)        -
-
-----------------------------------------------------------------------
----
 Net asset value, end of year                $8.51     $10.22
$12.37
-----------------------------------------------------------------------
----
 Total return                               (16.05)%   (15.49)%
5.37%++
-----------------------------------------------------------------------
----
 Net assets, end of year (000)'s            $3,520     $2,481
$234
-----------------------------------------------------------------------
----
 Ratio to average net assets:
 Expenses(/3/)                                1.88%      1.23%
1.73%+
 Net investment income                        0.65       1.71
2.42+
-----------------------------------------------------------------------
----
 Portfolio turnover rate                        60%        27%
2%
-----------------------------------------------------------------------
----

(/1/) Per share amounts have been calculated using the monthly average shares method.
(/2/) For the period from March 10, 1998 (inception date) to April 30,
1998.

(/3/) The Manager waived part of its fees for the two years ended April
30,
      2000 and the period ended April 30, 1998, and a portion of its fees for the year ended April 30, 1999. In addition, the Manager reimbursed the
      Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived, and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                           Expense Ratios
                  Net Investment Income  Without Fee Waivers
                   Per Share Decreases    and Reimbursement
                   2000  1999 1998(/2/)  2000  1999 1998(/2/)
-------------------------------------------------------------
  Class Y         $0.02 $0.04  $0.00*   2.10% 1.64%  3.05%+
-------------------------------------------------------------

* Amount represents less than $0.01 per share.
++Total returns are not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Global Small Cap Value Fund

                    (This page is intentionally left blank.)

                                 [SB] Smith Barney
                                 [MF] Mutual Funds
                                 Your Serious Money. Professionally
Managed./SM/

Smith Barney
Hansberger
Global Small Cap Value Fund
An investment portfolio of Smith Barney Investment Funds Inc.

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally part of) this prospectus during its last fiscal year or period.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service
Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at
Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New
York 10013.



Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington,
D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commis-sion's Internet site at http://www.seg.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference
Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

(Investment Company Act file
no. 811-03275)
[FD01336 8/00]

    [SB]Smith Barney
    [MF]Mutual Funds
    Your Serious Money. Professionally Managed.(SM)

    [LOGO] HANSBERGER
           GLOBAL INVESTORS, INC.


    P R O S P E C T U S



    Smith Barney
    Hansberger
    Global Value
    Fund

    Class A, B, L and Y Shares
    ------------------------------------------------------------
    August 28, 2000







    -------------------------------------------------------------------
------
    INVESTMENT PRODUCTS NOT FDIC INSURED * NO BANK GUARANTEE * MAY LOSE
VALUE
    -------------------------------------------------------------------
------

    The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete.
    Any statement to the contrary is a crime.

Smith Barney Hansberger
Global Value Fund

 Contents

Investments, risks and
performance..........................................   2

More on the fund's
investments..............................................   6

Management.............................................................
 .....   7

Choosing a class of shares to
buy...........................................   9

Comparing the fund's
classes................................................  10

Sales
charges...............................................................
11

More about deferred sales
charges...........................................  14

Buying
shares...............................................................
15

Exchanging
shares...........................................................  16

Redeeming
shares............................................................  18

Other things to know about share
transactions...............................  20

Dividends, distributions and
taxes..........................................  22

Share
price.................................................................
23

Financial
highlights........................................................  24

                                                       Smith Barney
Mutual Funds

 Investments, risks and performance

Investment objective
The fund seeks long-term capital growth.

Principal investment strategies
Key investments The fund invests primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may purchase foreign securities in the form of sponsored and unsponsored American Depositary
Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign companies.

Selection process The subadviser uses a "bottom-up" approach to security selec-tion, focusing primarily on identifying individual securities that meet the fund's value criteria. The fund seeks to invest in companies with low share prices relative to their earnings, cash flow and/or net asset value.

First, the subadviser uses fundamental analysis to identify a universe of secu-rities of companies the subadviser believes are undervalued. Specifically, the subadviser uses proprietary valuation screens, internal and external research sources and other fundamental analysis to identify these undervalued securi-ties. The subadviser considers companies in various industries and sectors, and searches a wide variety of countries and regions.

Once the subadviser has identified a range of securities that appear underval-ued, the subadviser further analyzes each security to determine whether it meets the fund's strict value criteria. For each security, the subadviser con-siders economic and other fundamental factors, including:

 . Sales and earnings growth
 . New product development
 . Cash flow
 . Track record and structure of management

The subadviser will consider a security for investment in the fund only if it meets the fund's strict value criteria.

Global Value Fund

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 . U.S. or foreign stock prices decline
 . Adverse governmental action or political, economic or market instability affects a foreign country or region, which risks may be greater in emerging markets as described below.
 . Foreign companies fall out of favor with investors
 . The currency in which a security is priced declines in value relative to the
  U.S. dollar
 . The manager's judgment about the attractiveness, value or potential apprecia-
  tion of a particular stock proves to be incorrect

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctua-tions could erase investment gains or add to investment losses.

Emerging markets investments involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquid-ity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. Accordingly, the prices of securities of emerging market companies and the relative prices of emerging market currencies can be more volatile than those of developed coun-tries.

Who may want to invest The fund may be an appropriate investment if you:

 . Are seeking to invest for long-term capital appreciation in the global market
 . Currently have exposure to domestic equity investments or fixed income investments and wish to broaden your investment portfolio
 . Are willing to accept the risks of the stock market and the special risks of investing in foreign markets, including emerging markets

                                                       Smith Barney
Mutual Funds

Risk return bar chart
This bar chart indicates the risks of investing in the fund by showing the fund's performance. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's
Class A shares for the past two years. Class B, L and Y shares would have dif-ferent performance because of their different expenses. The performance infor-mation in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class A Shares


                               98            99
                             -------       ------
                             (7.78)%       33.99%

                        Calendar year ended December 31


Quarterly returns:
Highest: 17.33% in 2nd quarter 1999; Lowest: (20.07)% in 3rd quarter
1998
Year to date: (6.46)% through June 30, 2000

Risk return table
This table indicates the risks of investing in the fund by comparing the aver-age annual total return of each class for the periods shown with that of the
MSCI All Country World Free Index, an unmanaged index of global common stocks.
This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of dis-tributions and dividends.

                          Average Annual Total Returns

                  Calendar Years Ended December 31, 1999

Class                   1 year 5 years 10 years Since Inception
Inception Date
 A                      27.34    n/a     n/a         9.04
12/19/97

 B                      28.02    n/a     n/a         9.68
12/19/97
 L                      30.64    n/a     n/a         10.45
12/19/97
 Y                      34.57    n/a     n/a         7.96
3/10/99
MSCI All Country World
Free Index              26.82    n/a     n/a         24.37            *

* Index comparison begins on 12/31/97.

Global Value Fund

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(fees paid directly from your investment)       Class A Class B Class L
Class Y
Maximum sales charge (load) imposed on
purchases (as a % of offering price)             5.00%    None   1.00%
None
Maximum deferred sales charge (load) (as a %
of the lower of net asset value at purchase or
redemption)                                      None*   5.00%   1.00%
None

                         Annual fund operating expenses
(expenses deducted from fund assets)            Class A Class B Class L
Class Y
Management fee                                   0.95%   0.95%   0.95%
0.95%
Distribution and service (12b-1) fees            0.25%   1.00%   1.00%
None
Other expenses                                   0.22%   0.24%   0.26%
0.11%
                                                 -----   -----   -----
-----
Total annual fund operating expenses             1.42%   2.19%   2.21%
1.06%
                                                 =====   =====   =====
=====

*You may buy Class A shares in amounts of $1,000,000 or more at net asset value
(without an initial sales charge) but if you redeem those shares within
12
months of their purchase, you will pay a deferred sales charge of 1.00%.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 .You invest $10,000 in the fund for the period shown
 .You redeem all of your shares at the end of the period
 .Your investment has a 5% return each year
 .You reinvest all distributions and dividends without a sales charge .The fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years 5 years 10 years
Class A (with or without redemption)    $637   $927   $1,238   $2,117
Class B (redemption at end of period)   $722   $985   $1,275   $2,329
Class B (no redemption)                 $222   $685   $1,175   $2,329
Class L (redemption at end of period)   $422   $784   $1,273   $2,619
Class L (no redemption)                 $322   $784   $1,273   $2,619
Class Y (with or without redemption)    $108   $337   $  585   $1,294

                                                       Smith Barney
Mutual Funds

 More on the fund's investments

More on foreign investing Investing in foreign issuers may involve unique risks. Some of these risks do not apply to larger more developed countries.
However, these risks may be more pronounced to the extent the fund invests in emerging market countries or significantly in any one country.

 . Information about foreign issuers or markets may be limited because of less rigorous disclosure and accounting standards or regulatory practices. . Many foreign markets are smaller, less liquid and more volatile than
U.S.
  markets. In a changing market, the adviser may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable.
 . The U.S. dollar may appreciate against foreign currencies, or a foreign gov-
  ernment may impose restrictions on currency conversion or trading.
 . The economy of a foreign country may grow at a slower rate than expected or may experience a downturn or recession.
 . Economic, political and social developments may adversely affect foreign securities markets.
 . Foreign withholding taxes may reduce the fund's return.

Derivative contracts The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices, interest rates or currencies, or options on these futures, to hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in stock market prices, interest rates or currencies. A derivative con-tract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's hold-ings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
The fund may invest in equity "swaps," which are derivative contracts that allow the fund to exchange domestically traded shares of securities for local shares of foreign securities.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Global Value Fund

 Management

Manager The fund's investment manager is SSB Citi Fund Management LLC (succes-sor to SSBC Fund Management Inc.), an affiliate of Salomon Smith Barney Inc.
The manager's address is 388 Greenwich Street, New York, New York
10013. The
manager oversees the fund's investment operations and those of the subadviser.
The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset manage-ment, banking and consumer finance, credit and charge cards, insurance, invest-ments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

The fund's subadviser, Hansberger Global Investors, Inc., is located at
515
East Las Olas Boulevard., Suite 1300, Fort Lauderdale, Florida 33301. Hansberger Global Investors, Inc. is a wholly-owned subsidiary of Hansberger
Group, Inc. As of August 15, 2000, the subadviser had approximately
$3.4 bil-
lion under management. Thomas L. Hansberger, Ronald W. Holt, Francisco
J.
Alzuru, and Charles F. Gulden are responsible for the day-to-day management of the fund's portfolio. Mr. Hansberger has been the chairman and chief executive officer of the subadviser since its inception. Prior thereto, he served as chairman, president, and chief executive officer of Templeton Worldwide, Inc., where he also was director of research and an officer, director, or primary portfolio manager for several Templeton mutual funds. Mr. Holt has been a research analyst for the subadviser since 1997. Prior to that time, Mr. Holt was a vice president in the corporate and institutional client group of Merrill
Lynch. Mr. Alzuru has been a portfolio manager and research analyst for the subadviser since 1994. Prior thereto, he worked at Vestcorp Partners as their
Latin American analyst. Mr. Gulden has been a managing director of the subadviser since 1996. Prior to that time, he was vice president and director of Templeton Worldwide, Inc.

Management fee For its services, the manager received a fee during the fund's last fiscal year equal to 0.95% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its
Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or share-holder servicing activities out of its past profits and other available sourc-es. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make simi-lar payments under similar arrangements.

                                                       Smith Barney
Mutual Funds

Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the
"transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will per-form certain functions including shareholder record keeping and accounting services.

Global Value Fund

 Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

 . If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
 . For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
 . Class L shares have a shorter deferred sales charge period than Class
B
  shares. However, because Class B shares convert to Class A shares, and Class
  L shares do not, Class B shares may be more attractive to long-term invest-
  ors.

You may buy shares from:
 . A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent"). . The fund, but only if you are investing through certain qualified plans or
  Service Agents.
All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                           Initial
Additional
                                 Classes A, B, L   Class Y   All
Classes
General                              $1,000      $15 million     $50
IRAs, Self Employed Retirement
Plans, Uniform Gift to Minor
Accounts                             $  250      $15 million     $50
Qualified Retirement Plans*          $   25      $15 million     $25
Simple IRAs                          $    1              n/a     $ 1
Monthly Systematic Investment
Plans                                $   25              n/a     $25
Quarterly Systematic Investment
Plans                                $   50              n/a     $50

*Qualified Retirement Plans are retirement plans qualified under Section
403(b)(7) or Section 401(a) of the Internal Revenue Code, including
401(k)
plans.

                                                       Smith Barney
Mutual Funds

 Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Serv-ice Agent may receive different compensation depending upon which class you choose.

                           Class A     Class B     Class L     Class Y
Key features             .Initial    .No initial .Initial    .No
initial
                          sales       sales       sales       or
                          charge      charge      charge is   deferred
                          .You may    .Deferred   lower than  sales
                          qualify     sales       Class A     charge
                          for reduc-  charge de-  .Deferred   .Must
                          tion or     clines      sales       invest at
                          waiver of   over time   charge for  least $15
                          initial     .Converts   only 1      million
                          sales       to Class A  year        .Lower
                          charge      after 8     .Does not   annual
                          .Lower      years       convert to  expenses
                          annual      .Higher     Class A     than the
                          expenses    annual      .Higher     other
                          than Class  expenses    annual      classes
                          B and       than Class  expenses
                          Class L     A           than Class
                                                  A
-----------------------------------------------------------------------
-
Initial sales charge     Up to       None        1.00%       None
                         5.00%;
                         reduced for
                         large pur-
                         chases and
                         waived for
                         certain
                         investors.
                         No charge
                         for pur-
                         chases of
                         $1,000,000
                         or more
-----------------------------------------------------------------------
-
Deferred sales charge    1.00% on    Up to 5.00% 1.00% if    None
                         purchases   charged     you redeem
                         of          when you    within 1
                         $1,000,000  redeem      year of
                         or more if  shares. The purchase
                         you redeem  charge is
                         within 1    reduced
                         year of     over time
                         purchase    and there
                                     is no
                                     deferred
                                     sales
                                     charge
                                     after 6
                                     years
-----------------------------------------------------------------------
-
Annual distribution and  0.25% of    1.00% of    1.00% of    None
service fees             average     average     average
                         daily net   daily net   daily net
                         assets      assets      assets
-----------------------------------------------------------------------
-
Exchangeable into*       Class A     Class B     Class L     Class Y
                         shares      shares      shares      shares
                         of most     of most     of most     of most
                         Smith Bar-  Smith Bar-  Smith Bar-  Smith Bar-
                         ney funds   ney funds   ney funds   ney funds
-----------------------------------------------------------------------
-

*Ask your Service Agent for the Smith Barney funds available for exchange.

Global Value Fund

 Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.
The table below shows the rate of sales charge you pay, depending on the amount you purchase.
The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees Service Agents that sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charges imposed on Class A shares. Service
Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

                                   Sales Charge as a % of
                                                          Broker/Dealer
                                                            Commission
                                   Offering   Net amount     as % of
Amount of purchase                 price (%) invested (%) Offering
Price
Less than $25,000                    5.00        5.26             4.50
$25,000 but less than $50,000        4.25        4.44             3.83
$50,000 but less than $100,000       3.75        3.90             3.38
$100,000 but less than $250,000      3.25        3.36             2.93
$250,000 but less than $500,000      2.75        2.83             2.48
$500,000 but less than $1,000,000    2.00        2.04             1.80
$1,000,000 or more                    -0-         -0-       up to 1.00

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these
Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

                                                       Smith Barney
Mutual Funds

Accumulation privilege - lets you combine the current value of Class A shares owned

 . by you, or
 . by members of your immediate family,

 and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Cer-
 tain trustees and fiduciaries may be entitled to combine accounts in deter-
 mining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith
Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 . Employees of NASD members
 . Investors participating in a fee-based program sponsored by certain broker-
  dealers affiliated with Citigroup
 . Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional
Information
("SAI").

Global Value Fund

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of pur-chase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

                                             6th
                                           through
Year after purchase    1st 2nd 3rd 4th 5th   8th
Deferred sales charge   5%  4%  3%  2%  1%    0%

Service Agents selling Class B shares receive commissions of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.

Class B conversion After 8 years, Class B shares automatically convert into
Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                                                           Shares
issued:
                               Shares issued: On           Upon
exchange from
Shares issued: At initial      reinvestment of             another
purchase                       dividends and distributions Smith Barney
fund
Eight years after the date of  In same proportion          On the date
the
purchase                       as the number of            shares
originally
                               Class B shares              acquired
would
                               converting is to            have
converted
                               total Class B               into Class A
                               shares you own              shares
                               (excluding shares
                               issued as a divi-
                               dend)

Class L shares
You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith
Barney Funds on June 12, 1998, you will not pay an initial sales charge on
Class L shares you buy before June 22, 2001.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

                                                       Smith Barney
Mutual Funds

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 . Shares exchanged for shares of another Smith Barney fund
 . Shares representing reinvested distributions and dividends
 . Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 . On payments made through certain systematic withdrawal plans
 . On certain distributions from a retirement plan
 . For involuntary redemptions of small account balances
 . For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

Global Value Fund

 Buying shares

     Through a   You should contact your Service Agent to open a
brokerage
 Service Agent   account and make arrangements to buy shares.

                 If you do not provide the following information, your
order
                 will be rejected:
                 . Class of shares being bought
                 . Dollar amount or number of shares being bought
                 Your Service Agent may charge an annual account
maintenance
                 fee.
-----------------------------------------------------------------------
---------
   Through the   Qualified retirement plans and certain other investors
who
          fund   are clients of certain Service Agents are eligible to
buy
                 shares directly from the fund.

                 . Write the fund at the following address:
                      Smith Barney Investment Funds Inc.
                      Smith Barney Hansberger Global Value Fund
                      (Specify class of shares)
                      c/o PFPC Global Fund Services
                      P.O. Box 9699
                      Providence, RI 02940-9699

                 . Enclose a check to pay for the shares. For initial
pur-
                   chases, complete and send an account application.
                 . For more information, call the transfer agent at 1-
800-451-
                   2010.
-----------------------------------------------------------------------
---------
     Through a   You may authorize your Service Agent or the sub-
transfer
    systematic   agent to transfer funds automatically from (i) a
regular bank
    investment   account, (ii) cash held in a brokerage account opened
with a
          plan   Service Agent or (iii) certain money market funds, in
order
                 to buy shares on a regular basis.

                 . Amounts transferred should be at least: $25 monthly or $50 quarterly

                                                       Smith Barney
Mutual Funds

                 . If you do not have sufficient funds in your account on a transfer date, Salomon Smith Barney, your Service
Agent or
                   the sub-transfer agent may charge you a fee
                 For more information, contact your Service Agent or the
                 transfer agent or consult the SAI.

 Exchanging shares

  Smith Barney   You should contact your Service Agent to exchange into
other
      offers a   Smith Barney funds. Be sure to read the prospectus of
the
   distinctive   Smith Barney fund you are exchanging into. An exchange
is a
     family of   taxable transaction.
         funds
   tailored to
 help meet the
 varying needs
 of both large
     and small
    investors.

                 . You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds
                   offer all classes.
                 . Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

                 . You must meet the minimum investment amount for each fund
                   (except for systematic investment plan exchanges).

                 . If you hold share certificates, the transfer agent
must
                   receive the certificates endorsed for transfer or
with
                   signed stock powers (documents transferring
ownership of
                   certificates) before the exchange is effective.
                 . The fund may suspend or terminate your exchange
privilege
                   if you engage in an excessive pattern of exchanges.
-----------------------------------------------------------------------
---------
     Waiver of   Your shares will not be subject to an initial sales
charge at
    additional   the time of the exchange.
 sales charges

                 Your deferred sales charge (if any) will continue to be mea-
                 sured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you
                 will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

Global Value Fund

  By telephone   If you do not have a brokerage account with a Service
Agent,
                 you may be eligible to exchange shares through the
fund. You
                 must complete an authorization form to authorize
telephone
                 transfers. If eligible, you may make telephone
exchanges on
                 any day the New York Stock Exchange is open. Call the
trans-
                 fer agent at 1-800-451-2010 between 9:00 a.m. and 4:00
p.m.
                 (Eastern time).

                 You can make telephone exchanges only between accounts
that
                 have identical registrations.
-----------------------------------------------------------------------
---------
       By mail   If you do not have a brokerage account, contact your
Service
                 Agent or write to the sub-transfer agent at the
address on
                 the following page.

                                                       Smith Barney
Mutual Funds

 Redeeming shares

     Generally   Contact your Service Agent to redeem shares of the
fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order.
However,
                 if you recently purchased your shares by check, your redemp-
                 tion proceeds will not be sent to you until your original
                 check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent,
your
                 redemption proceeds will be placed in your account and
not
                 reinvested without your specific instruction. In other
cases,
                 unless you direct otherwise, your redemption proceeds
will be
                 paid by check mailed to your address of record.
-----------------------------------------------------------------------
---------
       By mail   For accounts held directly at the fund, send written
requests
                 to the fund at the following address:
                      Smith Barney Investment Funds Inc.
                      Smith Barney Hansberger Global Value Fund
                      (Specify class of shares)
                      c/o PFPC Global Fund Services
                      P.O. Box 9699
                      Providence, RI 02940-9699

                 Your written request must provide the following:

                 . The fund and account number
                 . The class of shares and the dollar amount or number of
                   shares to be redeemed
                 . Signatures of each owner exactly as the account is regis-
                   tered

Global Value Fund

  By telephone
                 If you do not have a brokerage account with a Service
Agent,
                 you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to autho-
                 rize telephone redemptions. If eligible, you may request
                 redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-
451-2010
                 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                 Your redemption proceeds can be sent by check to your
address
                 of record or by wire or electronic transfer (ACH) to a
bank
                 account designated on your authorization form. You
must sub-
                 mit a new authorization form to change the bank
account des-
                 ignated to receive wire or electronic transfers and
you may
                 be asked to provide certain other documents. The sub-
transfer
                 agent may charge a fee on an electronic transfer
(ACH).
-----------------------------------------------------------------------
---------
     Automatic   You can arrange for the automatic redemption of a
portion of
          cash   your shares on a monthly or quarterly basis. To
qualify you
    withdrawal   must own shares of the fund with a value of at least
$10,000
         plans   ($5,000 for retirement plan accounts) and each
automatic
                 redemption must be at least $50. If your shares are
subject
                 to a deferred sales charge, the sales charge will be
waived
                 if your automatic payments do not exceed 1% per month
of the
                 value of your shares subject to a deferred sales
charge.

                 The following conditions apply:

                 . Your shares must not be represented by certificates . All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.

                                                       Smith Barney
Mutual Funds

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order.
This means you have provided the following information, without which your request will not be processed:

 . Name of the fund
 . Account number
 . Class of shares being bought, exchanged or redeemed
 . Dollar amount or number of shares being bought, exchanged or redeemed . Signature of each owner exactly as the account is registered

The fund will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 . Are redeeming over $50,000 of shares
 . Are sending signed share certificates or stock powers to the sub-transfer agent
 . Instruct the sub-transfer agent to mail the check to an address different from the one on your account
 . Changed your account registration
 . Want the check paid to someone other than the account owner(s)
 . Are transferring the redemption proceeds to an account with a different reg-
  istration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 . Suspend the offering of shares
 . Waive or change minimum and additional investment amounts
 . Reject any purchase or exchange order
 . Change, revoke or suspend the exchange privilege
 . Suspend telephone transactions

Global Value Fund

 . Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-
  ties and Exchange Commission

 . Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemp-tion proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                                                       Smith Barney
Mutual Funds

 Dividends, distributions and taxes

Dividends The fund generally makes capital gain distributions and pays divi-dends, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in addi-tional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gain. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent, to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effec-tive until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

 Transaction                           Federal tax status
Redemption or exchange of shares       Usually capital gain
                                       or loss; long-term
                                       only if shares owned
                                       more than one year
Long-term capital gain distributions   Long-term capital gain
Short-term capital gain distributions  Ordinary income
Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares dur-ing the previous year. If you do not provide the fund with your correct tax-payer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Smith Barney Mutual Funds

 Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabili-ties. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calcu-lation is done when regular trading closes on the Exchange (normally 4:00 p.m.,
Eastern time).

The fund generally values its fund securities based on market prices or quota-tions. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the
New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of busi-ness.

                                                               Global
Value Fund

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all divi-dends and distributions. The information in the following tables was audited by
KPMG LLP, independent accountants, whose report, along with the fund's finan-cial statements, is included in the annual report (available upon request).

 For a Class A share of capital stock outstanding throughout each full year ended April 30, except where noted:

                                                      Class A
                                           2000(/1/) 1999(/1/)
1998(/2/)
-----------------------------------------------------------------------
----
 Net Asset Value, Beginning of Year          $12.00    $12.99
$11.40
-----------------------------------------------------------------------
----
 Income From Operations:
 Net investment income(/3/)                    0.06      0.37
0.05
 Net realized and unrealized gain (loss)       1.11     (1.24)
1.56
-----------------------------------------------------------------------
----
 Total income (loss) From operations           1.17     (0.87)
1.61
-----------------------------------------------------------------------
----
 Less Distributions From:
 Net investment income                        (0.03)    (0.12)
(0.02)
-----------------------------------------------------------------------
----
 Total Distributions                          (0.03)    (0.12)
(0.02)
-----------------------------------------------------------------------
----
 Net Asset Value, End of Year                $13.14    $12.00
$12.99
-----------------------------------------------------------------------
----
 Total Return                                  9.75%    (6.56)%
14.13%++
-----------------------------------------------------------------------
----
 Net Assets, End of Year (000)'s            $18,339   $16,974
$27,478
-----------------------------------------------------------------------
----
 Ratios to Average Net Assets:
 Expenses(/3/)                                 1.42%     1.55%
1.71%+
 Net investment income                         0.48      3.42
1.25+
-----------------------------------------------------------------------
----
 Portfolio Turnover Rate                         50%       28%
1%
-----------------------------------------------------------------------
----

(/1/) Per share amounts have been calculated using the monthly average shares method.
(/2/) For the period from December 19, 1997 (inception date) to April
30, 1998.
(/3/) The Manager waived part of its fees for the period ended April
30, 1998.
      If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

      Net Investment Income    Expense Ratios
       Per Share Decreases  Without Fee Waivers+
1998          $0.01                2.09%
------------------------------------------------

++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Smith Barney Mutual Funds

 For a Class B share of capital stock outstanding throughout each full year ended April 30, except where noted:

                                           2000(/1/) 1999(/1/)
1998(/2/)
-----------------------------------------------------------------------
----
 Net asset value, beginning of year          $11.97    $12.96
$11.40
-----------------------------------------------------------------------
----
 Income from operations:
 Net investment income (loss)(/3/)            (0.04)     0.29
0.02
 Net realized and unrealized gain (loss)       1.10     (1.24)
1.56
-----------------------------------------------------------------------
----
 Total income (loss) from operations           1.06     (0.95)
1.58
-----------------------------------------------------------------------
----
 Less distributions from:
 Net investment income                           --     (0.04)
(0.02)
-----------------------------------------------------------------------
----
 Total distributions                             --     (0.04)
(0.02)
-----------------------------------------------------------------------
----
 Net asset value, end of year                $13.03    $11.97
$12.96
-----------------------------------------------------------------------
----
 Total return                                  8.86%    (7.27)%
13.87%++
-----------------------------------------------------------------------
----
 Net assets, end of year (000)'s            $32,024   $33,316
$45,526
-----------------------------------------------------------------------
----
 Ratio to average net assets:
 Expenses(/3/)                                 2.19%     2.30%
2.48%+
 Net investment income (loss)                 (0.32)     2.66
0.52+
-----------------------------------------------------------------------
----
 Portfolio turnover rate                         50%       28%
1%
-----------------------------------------------------------------------
----

(/1/) Per share amounts have been calculated using the monthly average shares method.
(/2/) For the period from December 19, 1997 (inception date) to April
30, 1998.
(/3/) The Manager waived part of its fees for the period ended April
30, 1998.
      If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

      Net Investment Income    Expense Ratios
       Per Share Decreases  Without Fee Waivers+
1998          $0.01                2.87%
------------------------------------------------

++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

                                                               Global
Value Fund

 For a Class L(/1/) share of capital stock outstanding throughout each full year ended April 30, except where noted:

                                           2000(/2/)  1999(/1/)(/2/)
1998(/3/)
-----------------------------------------------------------------------
---------
 Net asset value, beginning of year         $11.97        $12.96
$11.40
-----------------------------------------------------------------------
---------
 Income (loss) from operations:
 Net investment income(/4/)                  (0.04)         0.29
0.02
 Net realized and unrealized gain (loss)      1.09         (1.24)
1.56
-----------------------------------------------------------------------
---------
 Total income (loss) from operations          1.05         (0.95)
1.58
-----------------------------------------------------------------------
---------
 Less distributions from:
 Net investment income                          --         (0.04)
(0.02)
-----------------------------------------------------------------------
---------
 Total distributions                            --         (0.04)
(0.02)
-----------------------------------------------------------------------
---------
 Net asset value, end of year               $13.02        $11.97
$12.96
-----------------------------------------------------------------------
---------
 Total return                                 8.77%        (7.27)%
13.87%++
-----------------------------------------------------------------------
---------
 Net assets, end of year (000)'s            $8,886        $8,725
$11,060
-----------------------------------------------------------------------
---------
 Ratio to average net assets:
 Expenses(/4/)                                2.21%         2.30%
2.49%+
 Net investment income                       (0.34)%        2.67
0.42+
-----------------------------------------------------------------------
---------
 Portfolio turnover rate                        50%           28%
1%
-----------------------------------------------------------------------
---------

(/1/)On June 12, 1998, Class C shares were renamed Class L shares. (/2/)Per share amounts have been calculated using the monthly average shares method.
(/3/)For the period from December 19, 1997 (inception date) to April
30, 1998.
(/4/)The Manager waived part of its fees for the periods ended April
30, 1998.
     If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

      Net Investment Income    Expense Ratios
       Per Share Decreases  Without Fee Waivers+
1998          $0.01                 2.88%
------------------------------------------------

++  Total return is not annualized, as it may not be representative of the
    total return for the year.
+   Annualized.

Smith Barney Mutual Funds

 For a Class Y share of capital stock outstanding throughout each full year ended April 30, except where noted:

                                           2000(/1/)  1999(/1/)
1998(/2/)
-----------------------------------------------------------------------
------
 Net Asset Value, Beginning of Year          $12.03     $13.00
$12.44
-----------------------------------------------------------------------
------
 Income (loss) From operations:
 Net investment income(/3/)                    0.11       0.40
0.00*
 Net realized and unrealized gain (loss)       1.10      (1.22)
0.56
-----------------------------------------------------------------------
------
 Total income (loss) From operations           1.21      (0.82)
0.56
-----------------------------------------------------------------------
------
 Less Distributions From:
 Net investment income                        (0.08)     (0.15)
--
-----------------------------------------------------------------------
------
 Total Distributions                          (0.08)     (0.15)
--
-----------------------------------------------------------------------
------
 Net Asset Value, End of Year                $13.16     $12.03
$13.00
-----------------------------------------------------------------------
------
 Total Return                                 10.07%     (6.17)%
4.50%++
-----------------------------------------------------------------------
------
 Net Assets, End of Year (000s)            $185,122   $159,574
$56,414
-----------------------------------------------------------------------
------
 Ratio to Average Net Assets:
 Expenses(/3/)                                 1.06%      1.10%
1.47%+
 Net investment income                         0.81       3.73
1.83+
-----------------------------------------------------------------------
------
 Portfolio Turnover Rate                         50%        28%
1%
-----------------------------------------------------------------------
------

(/1/) Per share amounts have been calculated using the monthly average shares method.
(/2/) For the period from March 10, 1998 (inception date) to April 30,
1998.
(/3/) The Manager waived part of its fees for the periods ended April
30, 1998.
      If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

        Net Investment Income    Expense Ratios
         Per Share Decreases  Without Fee Waivers+
 1998           $0.00*               1.85%
--------------------------------------------------

* Amount represents less than $0.01 per share.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

                                                               Global
Value Fund

                    (This page is intentionally left blank.)

[SB] Smith Barney
[MF] Mutual Funds
Your Serious Money. Professionally Managed./SM/

Smith Barney
Hansberger
Global Value Fund
An investment portfolio of Smith Barney Investment Funds Inc.

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that significantly affected the fund's performance, during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service
Agent by calling the fund at 1-800-451-2010, or by writing to the fund at Smith
Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York
10013.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference
Room in Washington D.C. In addition, information on the operation of the Public
Reference Room may be obtained by calling the Commission at 1-202-942-
8090.
Reports and other information about the Fund are available on the EDGAR Data-base on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's
Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.


(Investment Company Act file
no. 811-03275)

FD01337 8/00

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

Your Serious Money. Professionally Managed./SM/

PROSPECTUS


Premier Selections
All Cap Growth
Fund
Global Growth
Fund
Large Cap Fund

Class A, B, L and Y Shares
-----------------------------------------------------------------------
---------
August 28, 2000


-----------------------------------------------------------------------
---------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE
VALUE
-----------------------------------------------------------------------
---------

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

 Contents

All Cap Growth
Fund.........................................................   2
  Investments, risks and
performance........................................   2
  More on the fund's
investments............................................   9

Global Growth
Fund..........................................................  10

  Investments, risks and
performance........................................  10

  More on the fund's
investments............................................  16

Large Cap
Fund..............................................................  18

  Investments, risks and
performance........................................  18

  More on the fund's
investments............................................  23

Management.............................................................
 .....  24

Choosing a class of shares to
buy...........................................  26

Comparing the funds'
classes................................................  27

Sales
charges...............................................................
28

More about deferred sales
charges...........................................  31

Buying
shares...............................................................
32

Exchanging
shares...........................................................  33

Redeeming
shares............................................................  34

Other things to know about share
transactions...............................  36

Dividends, distributions, and
taxes.........................................  37

Share
price.................................................................
38

Financial
highlights........................................................  40

All three funds are separate series of Smith Barney Investment Funds
Inc., a
Maryland corporation

                                                       Smith Barney
Mutual Funds

Premier Selections All Cap Growth Fund
 Investments, risks and performance

The Premier Selections All Cap Growth Fund is made up of a Large Cap Growth segment, Mid Cap Growth segment and a Small Cap Growth segment
(collectively
the "All Cap Growth Fund").

Investment objective
Long-term capital growth.

Principal investment strategies
Key investments
Large Cap Growth segment This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalization is within the market capitalization range of companies in the Russell 1000 Growth Index (the "Index") at the time of this segment's investment. The size of the companies in the Index changes with mar-ket conditions and the size of the Index. Equity securities include U.S.
exchange-traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Mid Cap Growth segment This segment invests primarily in equity securities of medium sized companies. Medium sized companies are those whose market capital-ization is within the market capitalization range of companies in the S&P 400
MidCap Index at the time of this segment's investment. The size of the compa-nies in the Index changes with market conditions and the composition of the
Index. Equity securities include exchange traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities.

Small Cap Growth segment This segment invests primarily in equity securities of companies that possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index (the "Index") at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities.

All segments
Foreign investments The All Cap Growth Fund may invest up to 25% of its assets
(at the time of investment) in foreign securities. The All Cap Growth

Premier Selections Funds

Fund may invest directly in foreign issuers or invest in depositary receipts.
The All Cap Growth Fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associ-ated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to invest-ment losses.

Selection process The All Cap Growth Fund's strategy is to combine the efforts of three segment managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which he believes will offer superior long-term capital growth potential. The target allocations are 40% to the Large Cap Growth segment and 30% to each of the Mid Cap and Small Cap Growth segments. In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer assets than represented by its designated segment of the All Cap Growth Fund's assets. The amount to be invested by the All Cap
Growth Fund in any particular security will be determined by SSB Citi
Fund
Management LLC (the "Manager") based on the recommendation of the segment managers.

In order to maintain approximately the target allocations of the All
Cap Growth
Fund's assets among the three segment managers, the Manager will:

 . Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the three segment managers, as appropriate

 . Rebalance the allocation of securities in the All Cap Growth Fund's portfolio at any time the percentage of the All Cap Growth Fund's portfolio invested in any of Large Cap, Mid Cap or Small Cap Growth segment's securities diverges by at least 10% from the target allocation for a period of more than 10 days

As a consequence of its efforts to maintain assets at targeted percentages, the
Manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to portfolio segments that are below their targeted percentages, or
(2) by selling securities in a portfolio segment that exceeds its targeted per-centage with proceeds being reallocated to a portfolio segment that is below its targeted percentage. Reallocations may result in early rec-

                                                       Smith Barney
Mutual Funds
ognition of taxable gains and in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment manager buys a security during a time frame when the other segment manager sells it, the net position of the All Cap
Growth Fund in the security may be approximately the same as it would have been with a single segment manager and no such sale and purchase. The Manager will consider these costs in determining the allocation and reallocation of assets.
Where possible, in these instances, the Manager will seek to avoid transaction costs.

Large Cap Growth segment The Large Cap Growth segment manager emphasizes indi-vidual security selection while diversifying this segment of the All Cap Growth
Fund's investments across industries, which may help to reduce risk.
The Large
Cap Growth segment manager attempts to identify established large capitaliza-tion companies with the highest growth potential. The Large Cap Growth segment manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the Large Cap Growth segment manager attempts to identify the best values available among the growth companies iden-tified.

In selecting individual companies for investment, the Large Cap Growth segment manager considers:

 . Favorable earnings prospects
 . Technological innovation
 . Industry dominance
 . Competitive products and services
 . Global scope
 . Long term operating history
 . Consistent and sustainable long-term growth in dividends and earnings per share
 . Strong cash flow
 . High return on equity
 . Strong financial condition
 . Experienced and effective management

Mid Cap Growth segment The Mid Cap Growth segment manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The
Mid Cap Growth segment manager selects individual "growth" stocks for invest-ment in two ways: by identifying those companies which exhibit the most favora-ble growth prospects and by identifying those companies in the Mid Cap Growth segment's size range which have favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers investors style

Premier Selections Funds
diversification. In selecting individual companies for investment, the Mid Cap
Growth segment manager considers:

 . Growth characteristics, including high historic growth rates and high rela-
  tive growth compared with companies in the same industry or sector
 . Increasing profits and sales
 . Competitive advantages that could be more fully exploited by a company
 . Skilled management committed to long-term growth
 . Potential for a long-term investment by this segment of the All Cap
Growth
  Fund

The Mid Cap Growth segment manager uses fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The Mid Cap Growth segment manager's valuations determine whether and when this segment of the All Cap
Growth Fund will purchase or sell the stocks it identifies through fundamental research.

Small Cap Growth segment The Small Cap Growth segment manager focuses on small capitalization companies that exhibit attractive growth characteristics. The
Small Cap Growth segment manager selects individual stocks for investment by identifying those companies which exhibit the most favorable growth prospects.
In selecting individual companies for investment, the Small Cap Growth segment manager considers:

 .Growth characteristics, including high historic growth rates and high fore-
  casted growth of sales and profits and a high return on equity .Innovative companies at the cutting edge of positive and dynamic demographic
  and economic trends
 .Products and services that give the company a competitive advantage .Skilled management committed to long-term growth
 .Potential for a long-term investment by this segment of the All Cap
Growth
  Fund

The Small Cap Growth segment manager uses a disciplined investment process to identify small financially sound growth companies that exhibit the potential to become much larger and more successful. Elements of this process include funda-mental research, evaluation of key management and screening techniques.

                                                       Smith Barney
Mutual Funds

Principal risks of investing in the All Cap Growth Fund
Investors could lose money on their investments in the All Cap Growth Fund, or the All Cap Growth Fund may not perform as well as other investments, if:

 . U.S. stock markets decline, or perform poorly relative to other types of investments
 . An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the All Cap
Growth
  Fund invests
 . Large capitalization stock falls out of favor with investors
 . The segment manager's judgement about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

 . Medium or small capitalization stocks fall out of favor with investors.
  Because 30% of the All Cap Growth Fund's assets are invested primarily in medium capitalization companies and 30% of the All Cap Growth Fund's assets are invested primarily in small cap companies, an investment in the All Cap
  Growth Fund may be more volatile and more susceptible to loss than an invest-
  ment in a fund which invests primarily in large capitalization companies.
  Medium and small capitalization companies may have more limited product lines, markets and financial resources than large capitalization companies.
  They may have shorter operating histories and less mature businesses.
While
  medium capitalization companies generally have more established businesses than small capitalization companies, the prices of medium capitalization com-
  pany stocks tend to be more volatile than the prices of large capitalization company stocks. In addition, small capitalization company stocks may be less liquid than large capitalization company stocks.
 . Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowdown of economic growth

Who may want to invest The All Cap Growth Fund may be an appropriate investment if you:

 . Are seeking to participate in the long-term growth potential of the U.S.
  stock market
 . Are looking for an investment with potentially greater return but higher risk than fixed income investments
 . Are willing to accept the risks of the stock market
 . Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies
 . Are seeking to participate in the long-term potential of small capitalization growth companies
 . Are willing to accept the special risks and potential long-term rewards of investing in smaller companies with limited track records
 . Are seeking diversification

Premier Selections Funds

Performance
Because All Cap Growth Fund was added as a series to Smith Barney
Investment
Funds Inc. this year, All Cap Growth Fund does not yet have a sufficient oper-ating history to generate the performance information which other Smith Barney funds show in bar and table form in this location of the prospectus.

Fee table
This table sets forth the fees and expenses you will pay if you invest in All
Cap Growth Fund shares. Annual All Cap Growth Fund operating expense figures are based on estimated expenses for the fiscal period ending April 30, 2001.

                                Shareholder fees

(fees paid directly from your investment)       Class A Class B Class L
Class Y
Maximum sales charge (load) imposed on
purchases
(as a % of offering price)                       5.00%    None   1.00%
None
Maximum deferred sales charge (load) (as a %
of the lower of net asset value at purchase or
redemption)                                      None*   5.00%   1.00%
None

                 Annual All Cap Growth Fund operating expenses
(expenses deducted from fund assets)            Class A Class B Class L
Class Y
Management fee                                   0.75%   0.75%   0.75%
0.75%
Distribution and service (12b-1) fees            0.25%   1.00%   1.00%
None
Other expenses**                                 0.20%   0.20%   0.20%
0.10%
                                                 -----   -----   -----
-----
Total annual All Cap Growth Fund operating
expenses                                         1.20%   1.95%   1.95%
0.85%

*You may buy Class A shares in amounts of $1,000,000 or more at net asset value
(without an initial sales charge) but if you redeem those shares within
12
months of their purchase, you will pay a deferred sales charge of 1.00%.
**The amounts set forth in "Other expenses" have been estimated based on expenses the All Cap Growth Fund expects to incur during its first full fiscal year.

                                                       Smith Barney
Mutual Funds

Example
This example helps you compare the costs of investing in the All Cap
Growth
Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 . You invest $10,000 in the All Cap Growth Fund for the period shown . Your investment has a 5% return each year
 . You reinvest all distributions and dividends without a sales charge . The All Cap Growth Fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years
Class A (with or without redemption)    $616   $862
Class B (redemption at end of period)   $698   $912
Class B (no redemption)                 $198   $612
Class L (redemption at end of period)   $396   $706
Class L (no redemption)                 $296   $706
Class Y (with or without redemption)    $ 87   $ 27

Premier Selections Funds

 More on the All Cap Growth Fund's investments

All Segments

Derivatives and hedging techniques The All Cap Growth Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts;
and interest rate or currency swaps for any of the following purposes:

 . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates.
 . As a substitute for buying or selling securities.

A derivative contract will obligate or entitle the All Cap Growth Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in deriva-tive contracts can have a big impact on the All Cap Growth Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can dispro-portionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The All Cap Growth Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the All Cap
Growth Fund's holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the All Cap Growth Fund less liquid and harder to value, especially in declin-ing markets.

Defensive Investing The All Cap Growth Fund may depart from its principal investment strategies in response to adverse market, economic or political con-ditions by taking temporary defensive positions in all types of money market instruments and short debt securities or cash. If the All Cap Growth Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The All Cap Growth Fund may in the future seek to achieve its investment objective by investing all of its net assets in another invest-ment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the All Cap Growth
Fund.

                                                       Smith Barney
Mutual Funds

Premier Selections Global Growth Fund
 Investments, risks and performance

The Premier Selections Global Growth Fund is made up of a U.S. Equity segment and an International Equity segment (collectively the "Global Growth Fund").

Investment objective
Long term capital growth.

Principal investment strategies
Key investments
U.S. Equity segment This segment invests primarily in common stocks of compa-nies that the segment manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the com-panies which comprise the Russell 2500 Growth Index. This segment of the Global
Growth Fund may invest in the securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a signifi-cant portion of this segment's assets are invested in the securities of such companies.

International Equity segment This segment invests primarily in equity securi-ties of foreign companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.
The Global Growth Fund may invest up to 15% of its assets (at the time of investment) in issuers located or doing business in emerging markets. Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private businesses or property are more likely in emerg-ing markets.

Selection process The Global Growth Fund's strategy is to combine the efforts of two segment managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which he believes will offer superior long-term capital growth potential. The target allocations are 50% to the U.S. Equity segment and
50% to the International Equity segment. In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer assets than represented by one-half of the Global Growth Fund's assets. The amount to be invested by the Global Growth Fund in any particular security will be deter-mined by the Manager based on the recommendation of the segment managers.

Premier Selections Funds

In order to maintain an approximately equal division of all of the Global
Growth Fund's assets between the two segment managers, the Manager will:

 . Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) between the two segment managers, as appropriate

 . Rebalance the allocation of securities in the Global Growth Fund's portfolio whenever the percentage of the Global Growth Fund's portfolio invested in either the U.S. or International Equity segment's securities equals or exceeds 60% of the Global Growth Fund's total assets invested in either seg-
  ment for a period of more than 10 days

As a consequence of its efforts to maintain assets at targeted percentages, the
Manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segment that is below its targeted percentage, or
(2) by selling securities in the portfolio segment that exceeds its targeted percentage with proceeds being reallocated to the portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover.
In addition, if one segment manager buys a security during a time frame when the other segment manager sells it, the net position of the Global Growth Fund in the security may be approximately the same as it would have been with a sin-gle segment manager and no such sale and purchase. The Manager will consider these costs in determining the allocation and reallocation of assets. Where possible, in these instances, the Manager will seek to avoid transaction costs.

U.S. Equity segment The U.S. Equity segment manager emphasizes individual secu-rity selection while diversifying across industries, which may help to reduce risk. The U.S. Equity segment manager focuses primarily, but not exclusively, on companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profits beginning in the two to three years after this acquisition of their stocks. When evaluating an individual stock, the U.S. Equity segment manager considers whether the company may bene-fit from:

 . new technologies, products or services
 . new cost reducing measures
 . changes in management
 . favorable changes in government regulations

                                                       Smith Barney
Mutual Funds

International Equity segment The International Equity segment manager empha-sizes individual security selection while diversifying across regions and coun-tries which can help to reduce risk. While the International Equity segment manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies may have large-, mid- or small-size market capitalizations and may operate in any market sector.
Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the International Equity seg-ment manager's assessment of overseas potential for long-term growth, this seg-ment's emphasis among foreign markets (including emerging markets) and types of issuers may vary.

In selecting individual companies for investment, the International Equity seg-ment manager looks for the following:

 . Above average earnings growth
 . High relative return on invested capital
 . Experienced and effective management
 . Effective research, product development and marketing
 . Competitive advantages
 . Strong financial condition or stable or improving credit quality

By spreading the International Equity segment of the Global Growth Fund's investments across many international markets, the International Equity segment manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial segment of assets to the U.S. markets, this portion of the Global Growth Fund invests sub-stantially all of its assets in countries outside of the U.S.

In allocating assets among countries and regions, the economic and political factors the segment manager evaluates include:

 . Low or decelerating inflation which creates a favorable environment for secu-
  rities markets
 . Stable governments with policies that encourage economic growth, equity investment and development of securities markets
 . Currency stability
 . The range of individual investment opportunities

Premier Selections Funds

Principal risks of investing in the Global Growth Fund
Investors could lose money on their investments, if:

 . Stock prices decline generally
 . Small or medium capitalization companies fall out of favor with investors
 . The segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
 . A particular product or service developed by a company in which the Global
  Growth Fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

Compared to mutual funds that focus only on large capitalization companies, the
Global Growth Fund's share price may be more volatile because it invests a sig-nificant portion of its assets in small and medium capitalization companies.
Medium and small capitalization companies may have more limited product lines, markets and financial resources than large capitalization companies. They may have shorter operating histories and less mature businesses. While medium capi-talization companies generally have more established businesses than small cap-italization companies, the prices of medium capitalization company stocks tend to be more volatile than the prices of large capitalization company stocks. In addition, small capitalization company stocks may be less liquid than large capitalization company stocks.

Investing in foreign securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment if:

 . Foreign securities prices decline
 . Adverse governmental action or political, economic or market instability affects a foreign country or region
 . The currency in which a security is priced declines in value relative to the
  U.S. dollar
 . The segment manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect

                                                       Smith Barney
Mutual Funds

Who may want to invest The Global Growth Fund may be an appropriate investment if you:

 . Are seeking to participate in the long-term growth potential of small and medium capitalization companies and in the long-term growth potential of international markets
 . Currently have exposure to the stocks commonly held by large capitalization and value oriented mutual funds and wish to broaden your investment portfolio
 . Are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in smaller companies with more lim-
  ited track records and in foreign securities, including emerging market secu-
  rities

Performance
Because Global Growth Fund was added as a series to Smith Barney
Investment
Funds Inc. this year, Global Growth Fund does not yet have a sufficient operat-ing history to generate the performance information which other Smith Barney funds show in bar and table form in this location of the prospectus.

Fee table
This table sets forth the fees and expenses you will pay if you invest in
Global Growth Fund shares. Annual Global Growth Fund operating expense figures are based on estimated expenses for the fiscal period ending April 30, 2001.

                                Shareholder fees

(fees paid directly from your investment)       Class A Class B Class L
Class Y
Maximum sales charge (load) imposed on
purchases
(as a % of offering price)                       5.00%    None   1.00%
None
Maximum deferred sales charge (load) (as a %
of the lower of net asset value at purchase or
redemption)                                      None*   5.00%   1.00%
None

*You may buy Class A shares in amounts of $1,000,000 or more at net asset value
(without an initial sales charge) but if you redeem those shares within
12
months of their purchase, you will pay a deferred sales charge of 1.00%.

Premier Selections Funds

                  Annual Global Growth Fund operating expenses

(expenses deducted from fund assets)       Class A Class B Class L
Class Y
Management fee                              0.80%   0.80%   0.80%
0.80%
Distribution and service (12b-1) fees       0.25%   1.00%   1.00%
None
Other expenses**                            0.25%   0.25%   0.25%
0.15%
                                            -----   -----   -----   ---
--
Total annual Global Growth Fund operating
expenses                                    1.30%   2.05%   2.05%
0.95%

**The amounts set forth in "Other expenses" have been estimated based on expenses the Global Growth Fund expects to incur during its first full fiscal year.

Example
This example helps you compare the costs of investing in the Global Growth Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 . You invest $10,000 in the Global Growth Fund for the period shown
 . Your investment has a 5% return each year
 . You reinvest all distributions and dividends without a sales charge . The Global Growth Fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years
Class A (with or without redemption)    $626   $891
Class B (redemption at end of period)   $708   $943
Class B (no redemption)                 $208   $643
Class L (redemption at end of period)   $406   $736
Class L (no redemption)                 $306   $736
Class Y (with or without redemption)    $ 97   $303

                                                       Smith Barney
Mutual Funds

 More on the Global Growth Fund's investments

International Equity segment
Currency transactions The Global Growth Fund may enter into transactions to buy or sell currencies at a future date, which may be a few days or a number of months. The Global Growth Fund may enter into these forward currency contracts to:

 . Settle transactions in securities quoted in foreign currencies
 . Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar.
 . Hedge currencies

The Global Growth Fund may not fully benefit from or may lose money on forward currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Global Growth
Fund's holdings.

Debt securities This segment may invest up to 20% of its assets in debt securi-ties of foreign corporate and governmental issuers as well as U.S. Government securities and money market obligations of U.S. issuers. The Global Growth Fund may invest in all types of debt securities of any maturity or credit quality.
These securities may be denominated in U.S. dollars or other currencies and may pay fixed or variable rates of interest. The value of debt securities will go down if interest rates go up, or the credit rating of the security is down-graded or the issuer defaults on its obligation to pay principal or interest.
These risks are greater for debt securities rated below investment grade.

Both segments
Derivatives and hedging techniques The Global Growth Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts;
and interest rate or currency swaps for any of the following purposes:

 . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates.
 . As a substitute for buying or selling securities.

A derivative contract will obligate or entitle the Global Growth Fund to deliver or receive an asset or cash payment based on the change in value of

Premier Selections Funds
one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Global Growth Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Global Growth
Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Global
Growth Fund's holdings.

Defensive investing The Global Growth Fund may depart from its principal investment strategies in response to adverse market, economic or political con-ditions by taking temporary defensive positions in all types of money market and short-term debt securities or cash. If the Global Growth Fund takes a tem-porary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The Global Growth Fund may in the future seek to achieve its investment objective by investing all of its net assets in another invest-ment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Global Growth
Fund.

                                                       Smith Barney
Mutual Funds

Premier Selections Large Cap  Fund
 Investments, risks and performance

The Premier Selections Large Cap Fund is made up of Growth and Value segments
(collectively the "Large Cap Fund").
Investment objective
Long-term capital growth.

Principal investment strategies
Key investments The Large Cap Fund invests primarily in companies with large market capitalizations--those with total market capitalizations of $5 billion or more at the time of investment. The Large Cap Fund's holdings will be com-prised of stocks of approximately 40 companies.

Selection process The Large Cap Fund's strategy is to combine the efforts of two segment managers with different styles (Value and Growth) and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which he or she believes will offer superior long-term capital growth potential. Each segment manager may select up to 20 stocks. In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer than 20 securities. The size of the Large Cap Fund's position in any particular security will be determined by the Manager based on the recommendation of the segment managers.

In order to maintain an approximately equal division of all of the Large Cap
Fund's assets between the two segment managers, the Manager will:

 . Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) between the two segment managers, as appropriate

 . Rebalance the allocation of Value and Growth segment securities in the Large
  Cap Fund's portfolio at any time in which the percentage of the Large
Cap
  Fund's portfolio invested in either the Value or Growth segment's securities equals or exceeds 55% of the Large Cap Fund's total assets invested in both
  Value and Growth segment securities for a period of more than 10 days

Premier Selections Funds

As a consequence of the rebalancing of assets described above, the Manager will reallocate assets from the better performing segment to the other. Reallocations may result in early recognition of taxable gains and in addi-tional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment manager buys a security during a time frame when the other segment man-ager sells it, the net position of the fund in the security may be approxi-mately the same as it would have been with a single segment manager and no such sale and purchase. The Manager will consider these costs in determining the allocation and reallocation of assets. Where possible, in these instances, the
Manager will seek to avoid transaction costs.

Growth segment The segment manager emphasizes individual security selection.
The segment manager attempts to identify established large capitalization com-panies with the highest growth potential. The segment manager then analyzes each company in detail, focusing on its management, strategy and competitive market position. Finally, the segment manager attempts to identify the most attractively priced securities among the growth companies identified.


In selecting individual companies for investment, the segment manager consid-ers:

 . Above average growth prospects
 . Technological innovation
 . Industry dominance
 . Competitive products and services
 . Global scope
 . Long term operating history
 . Strong cash flow
 . High return on equity
 . Strong financial condition
 . Experienced and effective management

Value segment The segment manager employs a two-step stock selection process in the search for undervalued stocks of established, well recognized but temporar-ily out of favor companies. First, the segment manager uses proprietary models and fundamental research to identify stocks that are underpriced in the market relative to their estimated value. Next, the segment manager looks for a posi-tive catalyst in the company's near term outlook which the segment manager believes will accelerate earnings and positively change the market's view of the company's prospects.

                                                       Smith Barney
Mutual Funds

In selecting individual companies for investment, the segment manager consid-ers:


 . demonstrated financial strength




 . improving returns on invested capital and cash flow

 . new management
 . new product development or change in competitive position
 . regulatory changes favoring company
 . restructuring
 . new business strategy not yet recognized by the marketplace.

Principal risks of investing in the Large Cap Fund
Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

 . U.S. stock markets go down, or perform poorly relative to other types of investments
 . An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the Large
Cap Fund
  invests
 . Large capitalization stocks fall out of favor with investors
 . The segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

 . One segment (Value or Growth) underperforms for an extended period


The Large Cap Fund is non-diversified, which means that the Large Cap Fund may invest more than 5% of its assets in the securities of any one issuer. Invest-ing in a non-diversified fund, particularly a fund which may invest in the securities of only approximately 40 companies, may entail greater risk than is normally associated with more widely diversified funds.


Premier Selections Funds

Who may want to invest The Large Cap Fund may be an appropriate investment if you:

 . Are seeking to participate in the long-term growth potential of the U.S.
  stock market
 . Are looking for an investment with potentially greater return but higher risk than fixed income investments
 . Are willing to accept the risks of the stock market
 . Wish to invest indirectly in selected large capitalization companies

Performance
Because Large Cap Fund was recently added as a series to Smith Barney Invest-ment Funds Inc., Large Cap Fund does not yet have a sufficient operating his-tory to generate the performance information which other Smith Barney funds show in bar and table form in this location of the prospectus.

Fee table

This table sets forth the fees and expenses you will pay if you invest in Large
Cap Fund shares. Annual fund operating expense figures are based on estimated expenses for the fiscal period ending April 30, 2001.

                                Shareholder fees

(fees paid directly from your investment)       Class A Class B Class L
Class Y
Maximum sales charge (load) imposed on
purchases
(as a % of offering price)                       5.00%    None   1.00%
None
Maximum deferred sales charge (load) (as a %
of the lower of net asset value at purchase or
redemption)                                      None*   5.00%   1.00%
None

                    Annual Large Cap Fund operating expenses
Expenses deducted from fund assets              Class A Class B Class L
Class Y
Management fee                                   0.75%   0.75%   0.75%
0.75%
Distribution and service (12b-1) fees            0.25%   1.00%   1.00%
None
Other expenses                                   0.17%   0.19%   0.18%
0.17%
                                                 -----   -----   -----
-----
Total annual Large Cap Fund operating expenses   1.17%   1.94%   1.93%
0.92%

*You may buy Class A shares in amounts of $1,000,000 or more at net asset value
(without an initial sales charge) but if you redeem those shares within
12
months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                       Smith Barney
Mutual Funds

Example
This example helps you compare the costs of investing in the Large Cap Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 . You invest $10,000 in the fund for the period shown
 . Your investment has a 5% return each year
 . You reinvest all distributions and dividends without a sales charge . The Large Cap Fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years
Class A (with or without redemption)    $613   $853
Class B (redemption at end of period)   $697   $909
Class B (no redemption)                 $197   $609
Class L (redemption at end of period)   $394   $700
Class L (no redemption)                 $294   $700
Class Y (with or without redemption)    $ 97   $293

Premier Selections Funds

 More on the Large Cap Fund's investments

Other investments While the Large Cap Fund intends to be substantially fully invested in equity securities of large capitalization companies, the Large Cap
Fund may invest a portion of its assets in equity securities of companies with total market capitalizations below $5 billion and in money market instruments and/or cash to pay expenses and meet redemption requests.

The Large Cap Fund may also invest up to 10% of its assets (at the time of investment) in foreign securities. The Large Cap Fund may invest directly in foreign issuers or invest in depositary receipts. The Large Cap Fund's invest-ments in foreign securities may involve greater risk than investments in secu-rities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securi-ties directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rig-orous accounting and regulatory standards than in the U.S. Currency fluctua-tions could erase investment gains or add to investment losses.


Defensive investing The Large Cap Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities or cash. If the Large Cap Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The Large Cap Fund may in the future seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same invest-ment policies and restrictions as those applicable to the Large Cap Fund.

                                                       Smith Barney
Mutual Funds

 Management

The Large Cap Fund, All Cap Growth Fund and Global Growth Fund are sometimes referred to individually as a "fund" and collectively as the "funds".


Manager The funds' Manager is SSB Citi Fund Management LLC, an affiliate of
Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is
388 Greenwich Street, New York, New York 10013. The Manager selects the funds' segment managers and oversees the funds operations. The Manager and Salomon
Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Alan Blake, investment officer of the Manager and managing director of Salomon
Smith Barney, is the segment manager responsible for the day-to-day management of the Large Cap Growth segment of the All Cap Growth Fund and the Large Cap
Fund's Growth segment. Mr. Blake has more than 20 years of securities business experience.

Lawrence Weissman, CFA, investment officer of the Manager and managing director of Salomon Smith Barney, is the segment manager responsible for the day- to-day management of the Mid Cap Growth segment of the All Cap Growth Fund. Mr.
Weissman has more than 14 years of securities business experience.

Timothy Woods, CFA, investment officer of the Manager and managing director of
Salomon Smith Barney, is the segment manager responsible for the day-to-day management of the Small Cap Growth segment of the All Cap Growth Fund. Mr.
Woods has more than 15 years of securities business experience.

Richard Freeman, CFA, investment officer of the Manager and managing director of Salomon Smith Barney, is the segment manager responsible for the day-to-day management of the US Equity segment of the Global Growth Fund. Mr. Freeman has more than 24 years of securities business experience.

Jeffrey Russell, CFA, investment officer of the Manager and managing director of Salomon Smith Barney, is the segment manager responsible for the day-to-day management of the International Equity segment of the Global Growth Fund. Mr.
Russell has 18 years of securities business experience.

Premier Selections Funds

Frances A. Root, CFA, investment officer of the Manager and managing director of Salomon Smith Barney, is the segment manager responsible for the day-to-day management of the Large Cap Fund's Value segment. Ms. Root has 19 years of securities business experience.

The Manager will monitor each fund's investments to ensure that each fund complies with its investment policies. The Manager will rebalance the alloca-tion of securities in the All Cap Growth and Global Growth Fund's portfolio, respectively, at any time in which the percentage of each fund's portfolio invested in a segment's securities deviates by at least 10% from a segment's target allocation for a period of more than 10 days. The Manager will rebalance the Large Cap Fund's allocation of securities at any time in which the percent-age of the fund's portfolio invested in either value or growth segments securi-ties equal or exceeds 55% or the fund's total assets invested in both the Value and Growth securities for a period of more than 10 days. The Manager will also monitor each fund's portfolio to ensure that no more than 25% of the fund's assets are concentrated in the securities of companies in the same industry.

Management fees The Manager will be paid advisory fees equal to 0.75% of the
All Cap Growth Fund's average daily net assets, equal to 0.80% of the Global
Growth Fund's average daily net assets and equal to 0.75% of Large Cap Fund's average daily net assets.

Distribution plan Each fund has adopted a Rule 12b-1 distribution plan for its
Class A, B and L shares. Under the plan, each fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or share-holder servicing activities out of its past profits and other available sourc-es. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The Manager or an affiliate may make simi-lar payments under similar arrangements.

Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company serves as each fund's transfer agent and shareholder servicing agent (the
"transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as each fund's sub-transfer agent (the "sub-transfer agent") The sub-transfer agent will per-form certain functions including shareholder record keeping and accounting services.

                                                       Smith Barney
Mutual Funds

 Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

 . If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
 . For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if a fund performs well.
 . Class L shares have a shorter deferred sales charge period than Class
B
  shares. However, because Class B shares convert to Class A shares, and Class
  L shares do not, Class B shares may be more attractive to long-term invest-
  ors.

You may buy shares from:

 . A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
 . A fund, but only if you are investing through certain qualified plans or
  Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                 Initial
Additional
                                       Classes A, B, L Class Y     All
Classes
General                                    $1,000      $15 million
$50
IRAs, Self Employed Retirement Plans,
Uniform Gift to Minor Accounts              $250       $15 million
$50
Qualified Retirement Plans*                  $25       $15 million
$25
Simple IRAs                                  $1            n/a
$1
Monthly Systematic Investment Plans          $25           n/a
$25
Quarterly Systematic Investment Plans        $50           n/a
$50

* Qualified Retirement Plans are retirement plans qualified under Section
403(b)(7) or Section 401(a) of the Internal Revenue Code, including
401(k)
plans

Premier Selections Funds

 Comparing the funds' classes

Your Service Agent can help you decide which class meets your goals. The Serv-ice Agent may receive different compensation depending upon which class you choose.

                         Class A     Class B     Class L     Class Y
Key features             .Initial    .No initial .Initial    .No
initial
                          sales       sales       sales       or
                          charge      charge      charge is   deferred
                          .You may    .Deferred   lower than  sales
                          qualify     sales       Class A     charge
                          for reduc-  charge      .Deferred   .Must
                          tion or     declines    sales       invest at
                          waiver of   over time   charge for  least $15
                          initial     .Converts   only 1      million
                          sales       to Class A  year        .Lower
                          charge      after 8     .Does not   annual
                          .Lower      years       convert to  expenses
                          annual      .Higher     Class A     than the
                          expenses    annual      .Higher     other
                          than Class  expenses    annual      classes
                          B and       than Class  expenses
                          Class L     A           than Class
                                                  A
-----------------------------------------------------------------------
-
Initial sales charge     Up to       None        1.00%       None
                         5.00%;
                         reduced for
                         large pur-
                         chases and
                         waived for
                         certain
                         investors.
                         No charge
                         for pur-
                         chases of
                         $1,000,000
                         or more
-----------------------------------------------------------------------
-
Deferred sales charge    1.00% on    Up to 5.00% 1.00% if    None
                         purchases   charged     you redeem
                         of          when you    within 1
                         $1,000,000  redeem      year of
                         or more if  shares. The purchase
                         you redeem  charge is
                         within 1    reduced
                         year of     over time
                         purchase    and there
                                     is no
                                     deferred
                                     sales
                                     charge
                                     after 6
                                     years
-----------------------------------------------------------------------
-
Annual distribution and  0.25% of    1.00% of    1.00% of    None
service fees             average     average     average
                         daily net   daily net   daily net
                         assets      assets      assets
-----------------------------------------------------------------------
-
Exchange privilege*      Class A     Class B     Class L     Class Y
                         shares of   shares of   shares of   shares of
                         most Smith  most Smith  most Smith  most Smith
                         Barney      Barney      Barney      Barney
                         funds       funds       funds       funds
-----------------------------------------------------------------------
-

*Ask your Service Agent for the Smith Barney funds available for exchange.

                                                       Smith Barney
Mutual Funds

 Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on each fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of a fund receive. The distributor keeps up to approximately 10% of the sales charges imposed on Class A shares.
Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

                                                          Broker/Dealer
                                                          commission
                                   Sales Charge as a % of as a % of
                                   Offering  Net amount   offering
Amount of purchase                 price (%) invested (%) price
Less than $25,000                    5.00        5.26         4.50
$25,000 but less than $50,000        4.25        4.44         3.83
$50,000 but less than $100,000       3.75        3.90         3.38
$100,000 but less than $250,000      3.25        3.36         2.93
$250,000 but less than $500,000      2.75        2.83         2.48
$500,000 but less than $1,000,000    2.00        2.04         1.80
$1,000,000 or more                      0           0      up to 1.00*

* The distributor pays up to 1% to a Service Agent

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these
Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Premier Selections Funds

 . Accumulation privilege - lets you combine the current value of Class
A shares
  owned

 . by you, or
 . by members of your immediate family

 and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Cer-
 tain trustees and fiduciaries may be entitled to combine accounts in deter-
 mining their sales charge.

 . Letter of intent - lets you purchase Class A shares of the funds and other
  Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge made within 90 days before you sign the let-
  ter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 . Employees of NASD members
 . Investors participating in a fee-based program sponsored by certain broker-
  dealers affiliated with Citigroup
 . Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

1f you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional
Information
("SAI").

                                                       Smith Barney
Mutual Funds

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of pur-chase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

                                                6th through
Year after purchase    1st  2nd  3rd  4th  5th      8th
Deferred sales charge    5%   4%   3%   2%   1%       0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.

Class B conversion After 8 years, Class B shares automatically convert into
Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:                          Shares issued:     Shares
issued:
At initial purchase                     On reinvestment of Upon
exchange from
                                        dividends and      another
Smith
                                        distributions      Barney fund
Eight years after the date of purchase  In same proportion On the date the
                                        as the number of   shares
originally
                                        Class B shares     acquired
would
                                        converting is to   have
converted
                                        total Class B      into Class A
                                        shares you own     shares
                                        (excluding shares
                                        issued as a
                                        dividend)

Class L shares

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you held Class C shares of the fund and/or other
Smith Barney funds on June 12, 1998 you will not pay an initial sales charge on
Class L shares you buy before June 22, 2001.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

Premier Selections Funds

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of a fund over a 13-month period. To qualify, you must initially invest $5,000,000.

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less, and therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 . Shares exchanged for shares of another Smith Barney fund
 . Shares representing reinvested distributions and dividends
 . Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of a fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 . On payments made through certain systematic withdrawal plans
 . On certain distributions from a retirement plan
 . For involuntary redemptions of small account balances
 . For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

                                                       Smith Barney
Mutual Funds

 Buying shares

     Through a   You should contact your Service Agent to open a
brokerage
 Service Agent   account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected

                 . Class of shares being bought
                 . Dollar amount or number of shares being bought

                 Your Service Agent may charge an annual account
maintenance
                 fee.
-----------------------------------------------------------------------
---------
   Through the   Qualified retirement plans and certain other investors
who
         funds   are clients of certain Service Agents are eligible to
buy
                 shares directly from a fund.

                 . Write the fund at the following address:
                      Smith Barney Investment Funds Inc.
                      (Specify fund and class of shares)
                      c/o PFPC Global Fund Services
                      P.O. Box 9699
                      Providence, RI 02940-9699

                 . Enclose a check to pay for the shares. For initial
pur-
                   chases, complete and send an account application.
                 . For more information, call the transfer agent at 1-
800-451-
                   2010.
     Through a
    systematic   You may authorize your Service Agent or the sub-
transfer
    investment   agent to transfer funds automatically from (i) a
regular bank
          plan   account, (ii) cash held in a brokerage account opened
with a
                 Service Agent or (iii) certain money market funds in
order to
                 buy shares on a regular basis.

                 . Amounts transferred should be at least: $25 monthly or $50 quarterly.

                 . If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

                 For more information, contact your Service Agent or the
                 transfer agent or consult the SAI.


Premier Selections Funds

 Exchanging shares


  Smith Barney   You should contact your Service Agent to exchange into
other
      offers a   Smith Barney funds. Be sure to read the prospectus of
the
   distinctive   Smith Barney fund you are exchanging into. An exchange
is a
     family of   taxable transaction.
         funds
   tailored to   . You may exchange shares only for shares of the same
class
 help meet the     of another Smith Barney fund. Not all Smith Barney
funds
 varying needs     offer all classes.
 of both large
     and small
     investors
                 . Not all Smith Barney funds may be offered in your
state of
                   residence. Contact your Service Agent or the
transfer agent
                   for further information.

                 . You must meet the minimum investment amount for each fund
                   (except systematic investment plan exchanges).

                 . If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with
                   signed stock powers (documents transferring ownership of
                   certificates) before the exchange is effective.
                 . A fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

     Waiver of   Your shares will not be subject to an initial sales
charge at
    additional   the time of the exchange.
 sales charges

                 Your deferred sales charge (if any) will continue to
be mea-
                 sured from the date of your original purchase. If the
fund
                 you exchange into has a higher deferred sales charge,
you
                 will be subject to that charge. If you exchange at any
time
                 into a fund with a lower charge, the sales charge will
not be
                 reduced.
-----------------------------------------------------------------------
---------
  By telephone   If you do not have a brokerage account with a Service
Agent,
                 you may be eligible to exchange shares through the
fund. You
                 must complete an authorization form to authorize
telephone
                 transfers. If eligible, you may make telephone
exchanges on
                 any day the New York Stock Exchange is open. Call the
trans-
                 fer agent at 1-800-451-2010 between 9:00 a.m. and 4:00
p.m.
                 (Eastern time).

                 You can make telephone exchanges only between accounts
that
                 have identical registrations.
-----------------------------------------------------------------------
---------
       By mail   If you do not have a brokerage account, contact your
Service
                 Agent or write to the sub-transfer agent at the
address on
                 the following page.

                                                       Smith Barney
Mutual Funds

 Redeeming shares

     Generally   Contact your Service Agent to redeem shares of a fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order.
However,
                 if you recently purchased your shares by check, your redemp-
                 tion proceeds will not be sent to you until your original
                 check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent,
your
                 redemption proceeds will be placed in your account and
not
                 reinvested without your specific instruction. In other
cases,
                 unless you direct otherwise, your redemption proceeds
will be
                 paid by check mailed to your address of record.
-----------------------------------------------------------------------
---------
       By mail   For accounts held directly at a fund, send written
requests
                 to the fund at the following address:
                   Smith Barney Investment Funds Inc.
                   (Specify fund and class of shares)
                   c/o PFPC Global Fund Services
                   P.O. Box 9699
                   Providence, RI 02940-9699

                 Your written request must provide the following:

                 . The fund and account number
                 . The class of shares and the dollar amount or number of
                   shares to be redeemed
                 . Signatures of each owner exactly as the account is regis-
                   tered

Premier Selections Funds

  By telephone
                 If you do not have a brokerage account with a Service
Agent,
                 you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to autho-
                 rize telephone redemptions. If eligible, you may request
                 redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-
451-2010
                 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                 Your redemption proceeds can be sent by check to your
address
                 of record or by wire or electronic transfer (ACH) to a
bank
                 account designated on your authorization form. You
must sub-
                 mit a new authorization form to change the bank
account des-
                 ignated to receive wire or electronic transfers and
you may
                 be asked to provide certain other documents. The sub-
transfer
                 agent may charge a fee on an electronic transfer
(ACH).
-----------------------------------------------------------------------
---------
     Automatic
          cash   You can arrange for the automatic redemption of a
portion of
    withdrawal   your shares on a monthly or quarterly basis. To
qualify you
         plans   must own shares of a fund with a value of at least
$10,000
                 ($5,000 for retirement plan accounts) and each
automatic
                 redemption must be at least $50. If your shares are
subject
                 to a deferred sales charge, the sales charge will be
waived
                 if your automatic payments do not exceed 1% per month
of the
                 value of your shares subject to a deferred sales
charge.

                 The following conditions apply:

                 . Your shares must not be represented by certificates . All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.

                                                       Smith Barney
Mutual Funds

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order.
This means you have provided the following information, without which your request will not be processed:

 . Name of the fund
 . Account number
 . Class of shares being bought, exchanged or redeemed
 . Dollar amount or number of shares being bought, exchanged or redeemed . Signature of each owner exactly as the account is registered

The fund will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 . Are redeeming over $50,000 of shares
 . Are sending signed share certificates or stock powers to the sub-transfer agent
 . Instruct the sub-transfer agent to mail the check to an address different from the one on your account
 . Changed your account registration
 . Want the check paid to someone other than the account owner(s)
 . Are transferring the redemption proceeds to an account with a different reg-
  istration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

 . Suspend the offering of shares
 . Waive or change minimum and additional investment amounts
 . Reject any purchase or exchange order
 . Change, revoke or suspend the exchange privilege
 . Suspend telephone transactions

Premier Selections Funds

 . Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-
  ties and Exchange Commission
 . Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, a fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemp-tion proceeds.

Excessive exchange transactions The Manager may determine that a pattern of frequent exchanges is detrimental to a fund's performance and other sharehold-ers. If so, a fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The funds do not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

 Dividends, distributions and taxes

Dividends Each fund generally pays dividends and makes capital gain distribu-tions, if any, once a year, typically in December. Each fund may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in addi-tional fund shares of the same class you hold. Each fund expects distributions to be primarily from capital gain. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent, or the sub-transfer agent, to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

                                                       Smith Barney
Mutual Funds

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

Transaction                            Federal tax status

Redemption or exchange of shares       Usually capital gain or
                                       loss; long-term only if
                                       shares owned more than
                                       one year

Long-term capital gain distributions   Long-term capital gain

Short-term capital gain distributions  Ordinary income

Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, each fund will provide you with information about the distributions and dividends you received and any redemptions of shares dur-ing the previous year. If you do not provide the funds with your correct tax-payer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

 Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabil-ities. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calcu-lation is done when regular trading closes on the Exchange (normally 4 p.m.
Eastern time).

Each fund generally values its portfolio securities based on market prices or quotations. A fund's currency conversions are done when the London Stock
Exchange closes which is 12 noon Eastern time. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, a fund may price those securities at fair value. Fair value is determined in accor-dance with procedures approved by a fund's board.

Premier Selections Funds

A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you can not buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the
New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to a fund's sub-transfer agent before the sub-transfer agent's close of business.

                                                       Smith Barney
Mutual Funds

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share.
Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent audi-tors, whose report, along with the fund's financial statements, are included in the annual report (available upon request). No information is presented for
Class Y shares of Large Cap Fund because no Class Y shares were outstanding for the period shown. No information is presented for Classes A, B, L or Y of All
Cap Growth Fund and Global Growth Fund because these funds have not been in existence for a year.

 For a Class A share of capital stock outstanding throughout each year ended
 April 30:

 Large Cap Fund                            2000(/1/)(/2/)
---------------------------------------------------------
 Net asset value, beginning of year             $11.40
---------------------------------------------------------
 Income (loss) from Operations:
 Net investment income                            0.02
 Net realized and unrealized gain (loss)          0.92
---------------------------------------------------------
 Total income (loss) from operations              0.94
---------------------------------------------------------
 Less distributions from:
 Net investment income                              --
---------------------------------------------------------
 Total distributions                                --
---------------------------------------------------------
 Net asset value, end of year                   $12.34
---------------------------------------------------------
 Total return++                                   8.25%
---------------------------------------------------------
 Net assets, end of year (000's)              $172,141
---------------------------------------------------------
 Ratios to average net assets:+
 Expenses                                         1.17%
 Net investment income                            0.29
---------------------------------------------------------
 Portfolio turnover rate                            15%
---------------------------------------------------------

(/1/)For the period from August 31, 1999 (inception date) to April 30,
2000.
(/2/)Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

Premier Selections Funds

 For a Class B share of capital stock outstanding throughout each year ended
 April 30:

 Large Cap Fund                            2000(/1/)(/2/)
---------------------------------------------------------
 Net asset value, beginning of year             $11.40
---------------------------------------------------------
 Income (loss) from Operations:
 Net investment income                           (0.04)
 Net realized and unrealized gain (loss)          0.92
---------------------------------------------------------
 Total income (loss) from operations              0.88
---------------------------------------------------------
 Less distributions from:
 Net investment income                              --
---------------------------------------------------------
 Total distributions                                --
---------------------------------------------------------
 Net asset value, end of year                   $12.28
---------------------------------------------------------
 Total return++                                   7.72%
---------------------------------------------------------
 Net assets, end of year (000's)              $348,987
---------------------------------------------------------
 Ratios to average net assets:+
 Expenses                                         1.94%
 Net investment income                           (0.48)
---------------------------------------------------------
 Portfolio turnover rate                            15%
---------------------------------------------------------

(/1/)For the period from August 31, 1999 (inception date) to April 30,
2000.
(/2/)Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

                                                       Smith Barney
Mutual Funds

 For a Class L share of capital stock outstanding throughout each year ended
 April 30:

 Large Cap Fund                            2000(/1/)(/2/)
---------------------------------------------------------
 Net asset value, beginning of year             $11.40
---------------------------------------------------------
 Income (loss) from Operations:
 Net investment income                            0.04
 Net realized and unrealized gain (loss)          0.92
---------------------------------------------------------
 Total income (loss) from operations              0.88
---------------------------------------------------------
 Less distributions from:
 Net investment income                              --
---------------------------------------------------------
 Total distributions                                --
---------------------------------------------------------
 Net asset value, end of year                   $12.28
---------------------------------------------------------
 Total return++                                   7.72%
---------------------------------------------------------
 Net assets, end of year (000's)              $262,750
---------------------------------------------------------
 Ratios to average net assets:+
 Expenses                                         1.93%
 Net investment income                           (0.48)
---------------------------------------------------------
 Portfolio turnover rate                            15%
---------------------------------------------------------

(/1/)For the period from August 31, 1999 (inception date) to April 30,
2000.
(/2/)Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

Premier Selections Funds

                    (This page is intentionally left blank.)

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

Premier Selections
All Cap Growth Fund
Global Growth Fund
Large Cap Fund
Each a series of Smith Barney Investment Funds Inc.

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about each fund's investments. These reports discuss the market conditions and investment strategies that significantly affected a fund's performance during its last fiscal year or period.

Each fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about each fund and is incorporated by ref-erence into (is legally part of) this prospectus.

You can make inquiries about a fund or obtain shareholder reports or the state-ment of additional information (without charge) by contacting your Service
Agent by calling a fund at 1-800-451-2010, or by writing to a fund at Smith
Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York
10013.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference
Room in Washington D.C. In addition, information on the operation of the Public
Reference Room may be obtained by calling the Commission at 1-202-942-
8090.
Reports and other information about the funds are available on the EDGAR Data-base on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's
Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about a fund that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-3275)
FD 01889 8/00


Smith Barney
Investment Funds Inc.
388 Greenwich Street
New York, New York  10013
800-451-2010

Statement of Additional Information
August 28, 2000

This Statement of Additional Information expands upon and supplements the information contained in the current prospectuses each dated August 28, 2000, as amended or supplemented from time to time, of Smith Barney Hansberger Global Value Fund ("Global Value Fund") and Smith Barney Hansberger Global Small Cap Value Fund ("Global Small Cap Value Fund") (each a "Fund" and collectively the "Funds"), each a separate series of Smith Barney Investment Funds Inc. (the "Company"), and should be read in conjunction with the Funds' prospectuses. Each Fund's prospectus may be obtained from a a Service Agent (as defined on page 29), or by writing or calling the Company at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Funds' prospectuses in its entirety.

CONTENTS

	Directors and Executive Officers of the Funds	2
	Investment Objectives and Management Policies	4
	Additional Risk Factors	18
	Investment Restrictions	24
	Brokerage and Portfolio Transactions	25
	Purchase of Shares	29
	Redemption of Shares	35
	Exchange Privilege	37
	Distributor	38	Valuation of Shares	39
	Performance Data	41
	Dividends and Distributions	45
	Taxes	45
	Minimum Account Size	47
	Financial Statements	47
	Additional Information	47
	Other Information	48
	Appendix	A-1


DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

 The names of the Directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

Paul R. Ades, Director (Age 59). Law firm of Paul R. Ades PLLC. His address is Argyle Square, 181 West Main Street, Suite C, P.O. Box 790, Babylon, New York 11702.

Herbert Barg, Director (Age 77). Private investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

Dwight B. Crane, Director (Age 62). Professor, Graduate School of
Business Administration, Harvard University. His address is Harvard Business School, Soldiers Field, Morgan Hall #371, Boston, Massachusetts 02163.

Frank G. Hubbard, Director (Age 62). Vice President, S&S Industries; Former Corporate Vice President, Materials Management and Marketing Services of Huls America, Inc. His address is Avatar International, Inc., 87 Whittredge Road, Summit, New Jersey 07901.

*Heath B. McLendon, Chairman of the Board, President and Chief Executive Officer (Age 67). Managing Director of Salomon Smith Barney Inc. ("Salomon Smith Barney"); Director and President of SSB Citi Fund Management LLC ("SSB Citi") and Travelers Investment Adviser, Inc. ("TIA"); and formerly Chairman of the Board of Smith Barney Strategy Advisers Inc. Mr. McLendon is a director of 78 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 7 World Trade Center, 45th Floor, New York, New York 10048.

Jerome H. Miller, Director (Age 61). Retired, Former President, Asset Management Group of Shearson Lehman Brothers. His address is 27 Hemlock Road, Manhasset, New York, NY 11030.

Ken Miller, Director (Age 57). President of Young Stuff Apparel Group, Inc. His address is 1411 Broadway, 6th Floor, Suite 610, New York, New York 10018.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 42). Managing Director of Salomon Smith Barney; Director and Senior Vice President of SSB Citi and TIA; Senior Vice President and Treasurer of 61 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Paul Brook, Controller (Age 46). Director of Salomon Smith Barney; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP; Controller or Assistant Treasurer of 43 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Christina T. Sydor, Secretary (Age 49). Managing Director of Salomon Smith Barney; General Counsel and Secretary of SSB Citi and TIA;
Secretary of 61 investment companies associated with Citigroup. Her address is 388 Greenwich Street, New York, New York 10013.

Each Director also serves as a director, trustee and/or general partner of certain other mutual funds for which Smith Barney serves as distributor. As of August 8, 2000, the Directors and officers of the Company, as a group, owned less than 1.00% of the outstanding common stock of the Company.

As of August 8, 2000 to the best of the knowledge of the Funds and the Board of Directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the outstanding shares with the exception of the following:

Fund
Clas
s
Percent
Name
Address
Global Small Cap
Value Fund
A
25.1843
Philip S. Zettler
1079 Country Club
Circle
Birmingham AL 35244-
1483

Global Small Cap
Value Fund
A
8.4120
British Motor Car
Dist Ltd
Attn: Jeff Quale

901 Van Ness Avenue
San Francisco CA
94109-6911
Global Small Cap
Value Fund
A
5.0311
Kent S. Daft Inc.
Profit Sharing Plan &
Trust

10425 Fair Oaks Blvd
#203
Fair Oaks, CA 95628-
7559
Global Value Fund
A
21.9031
RSM, LP
A Limited Partnership
17 Westover Road
Slingerlands NY 12159-
3648


No officer, director or employee of Salomon Smith Barney or any parent or subsidiary receives any compensation from the Company for serving as an officer or director of the Company. The Company pays each director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $16,000 per annum plus $2,500 per meeting attended and reimburses travel and out-of-pocket expenses which expenses, for the fiscal year ended April 30, 2000, totaled $18,574.09. For the fiscal year ended April 30, 2000, the Directors of the Company were paid the following compensation:




Name of Person

Aggregate
Compensation
from Funds*
Total Pension
or Retirement
Benefits
Accrued as
part of Fund
Expenses
Compensation
from Funds
and Fund
Complex Paid
to Directors
Number of
Funds for
Which
Director
Serves Within
Fund Complex





Paul R. Ades
$4,827
0
$54,238
5
Herbert Barg
4,827
0
114,288
16
Dwight B. Crane
4,827
0
155,363
23
Frank G. Hubbard
4,827
0
56,138
5
Heath B. McLendon
0
0
0
78
Jerome Miller
4,805
0
51,613
5
Ken Miller
4,102
0
47,188
5

*Upon attainment of age 80 Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.

Investment Manager and Sub-Adviser. SSB Citi serves as investment adviser to the Funds pursuant to separate investment management agreements (the "Management Agreements"). SSB Citi is an affiliate of Salomon Smith Barney and an indirect, wholly owned subsidiary of Citigroup. Hansberger Global Investors, Inc. ("Hansberger, a wholly-owned subsidiary of Hansberger Group, Inc. serves as sub-adviser to the Funds pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements"). The Management Agreements and the Sub-Advisory Agreements were most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company or the investment advisers (the "Independent Directors"), and by shareholders of the respective Funds on July 22, 1999. SSB Citi provides investment advisory and management services to investment companies affiliated with Salomon Smith Barney.

As compensation for investment management services rendered to Global Value Fund and Global Small Cap Value Fund, each Fund pays SSB Citi a fee computed daily and paid monthly at the annual rates of 0.95% and 1.05%, respectively, of the value of their average daily net assets. As compensation for sub-advisory services rendered to Global Value Fund and Global Small Cap Value Fund, SSB Citi pays Hansberger a fee, computed daily and paid monthly, at the annual rates of 0.50% and 0.60%, respectively, of the value of the respective Fund's average daily net assets. SSB Citi and Hansberger bear all expenses in connection with the performance of their services. For the year ended April 30, 2000 SSB Citi waived a portion of its management fee for the Global Small Cap Value Fund in the amount of $32,619.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Fund, the investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the Fund's Code of Ethics is on file with the Securities and Exchange Commission ("SEC").

Counsel and Auditors. Willkie Farr & Gallagher serves as counsel to the Company. The Independent Directors have selected Stroock & Stroock & Lavan LLP as their legal counsel. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as each Fund's independent auditor to examine and report on the Fund's financial statements and highlights for the fiscal year ending April 30, 2001.

Custodian ChaseManhattan Bank, located at Chase Metrotech Center, Brooklyn NY 11245, serves as the custodian of the Company. Under its custody agreement with the Company, Chase holds the Company's fund securities and keeps all necessary accounts and records. For its services, Chase receives a monthly fee based upon the month-end market value of securities held in custody and also receives transaction charges. Chase bank is authorized to establish separate accounts for foreign securities owned by the Company to be held with foreign branches of other domestic banks as well as with certain foreign banks and securities depositories. The assets of the Company are held under bank custodianship in compliance with the 1940 Act.

Transfer Agent Citi Fiduciary Trust Company (the "Transfer Agent") located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund.

Sub-Transfer Agent  PFPC Global Fund Services (the "Sub-Transfer
Agent"), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Fund's sub-transfer agent to render certain shareholder record-keeping and accounting service functions.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Each of the following investment policies, strategies and techniques is subject to the limitations set forth under "Investment Restrictions." Except as described under " Investment Restrictions," the investment policies described in the prospectuses and in this statement of additional information are not fundamental and the Board of Directors may change such policies without shareholder approval.

General. Each Fund's investment objective is long-term capital growth. Global Value Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers which, in the opinion of SSB Citi and Hansberger, are undervalued. Global Small Cap Value Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers with relatively small market capitalizations (share price times number of equity securities outstanding) which, in the opinion of SSB Citi and Hansberger, are undervalued. For each Fund, income will be an incidental consideration.

In making investment decisions for the Funds, Hansberger relies heavily on a fundamental analysis of securities with a long-term investment perspective. Hansberger's valuation methods focus on a company's share price in relation to earnings, dividends, assets, sales and a variety of other criteria. Both Funds seek to invest in companies whose securities are trading at the greatest discount to future earnings, cash flow and/or net asset value, and Hansberger utilizes proprietary valuation screens, internal and external research sources and other fundamental analysis to identify those securities that appear to be undervalued. Once undervalued securities are identified, Hansberger analyzes each security, concentrating on a variety of fundamental issues, including sales growth, cash flow, new product development, management structure and other economic factors. This fundamental analysis results in a list of securities meeting a strict value discipline, which are reviewed by Hansberger for inclusion in each Fund's portfolio.

Hansberger seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides Hansberger with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities.

Under normal market conditions, the Global Small Cap Value Fund will invest at least 65% of the value of its total assets in companies with individual market capitalizations of $1.4 billion U.S. dollars or less (at the time of purchase). Under normal market conditions each Fund will invest its assets in at least three countries, which may include the United States.

Although the Funds generally invest in common stocks, they may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. Each fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other depository receipts (collectively, "Depositary Receipts"). Each fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, each Fund may invest in closed-end investment companies holding foreign securities, and enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by SSB Citi or Hansberger, each Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or for day-to day operating purposes. Whenever, in the judgment of Hansberger, market or economic conditions warrant, a Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country, as described below.

See "Additional Risk Factors" below for more information on the special risks involved with investing in foreign securities.

Repurchase Agreements.  Each Fund may enter into repurchase agreements.
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is each Fund's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized primarily by the securities subject to repurchase. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board of Directors, SSB Citi and Hansberger monitor the creditworthiness of all issuers with which each Fund enters into repurchase agreements.

Reverse Repurchase Agreements. Each Fund currently does not intend to commit more than 5% of its Fund's net assets to reverse repurchase agreements. The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by a Fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when SSB Citi and Hansberger believe it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Fund's assets. The Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

Securities Lending. Each Fund is authorized to lend up to 33 1/3% of the total market value of its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. Any loan of securities must be callable at any time and are continuously secured by cash or U.S. Government Obligations equal to no less than the market value, determined daily, of the securities loaned. There may, however, be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrowers of the securities fail financially. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, no Fund will make loans to other persons.

Each Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Fund may pay reasonable finders, administrative and custodial fees. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned.

Commercial Bank Obligations. For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this is not a fundamental investment policy or restriction of the Fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

When-Issued and Delayed Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. The price of debt obligations purchased on a when-issued basis is fixed at the time a Fund commits to purchase, but delivery and payment for the securities ("settlement") takes place at a later date. The price of these securities may be expressed in yield terms. A Fund will enter into these transactions in order to lock in the yield (price) available at the time of commitment. Between purchase and settlement, a Fund assumes the ownership risk of the when-issued securities, including the risk of fluctuations in the securities market value due to, among other factors, a change in the general level of interest rates. However, no interest accrues to the Fund during this period.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund, therefore, may not invest in a master demand note, if as a result more than 15% of the value of the Fund's total assets would be invested in such notes and other illiquid securities.

Temporary Investments. Each Fund may make money market investments pending other investments or settlement for liquidity, or in adverse market conditions. These money market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations or foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

For temporary defensive purposes, during periods in which SSB Citi or Hansberger believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, multicurrency units). These short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), (b) bank deposits and bank obligations (including certificates of deposit, time deposits and banker's acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency: (c) floating rate securities and other instruments denominated in any currency issued by international development agencies: (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards: and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that SSB Citi and Hansberger believe to be of high quality, i.e., subject to relatively low risk of loss of interest or principal. There is currently no rating system for debt securities in most emerging countries. If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's Investors Services, Inc. or Standard & Poor's Ratings Group (i.e., rated at least
A).

Non-Publicly Traded Securities. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter, including privately placed securities. These securities may present a higher degree of business and financial risk, which can result in substantial losses. In the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the costs of registration. A Fund may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market. A Fund may invest in securities that can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933 Act ("Rule 144A Securities"). The Board of Directors has delegated to SSB Citi and Hansberger, subject to the Board's supervision, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities held by the Fund which have been determined to be liquid will not be subject to the 15% limitation described above. However, Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring them.

Short Sales. Each Fund may sell securities short "against the box", that is, sell a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future.

Depositary Receipts (including ADRs, EDRs and GDRs). Each Fund may purchase ADRs, EDRs, GDRs and other depositary receipts or other securities representing underlying shares of foreign companies. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no such obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Funds may invest in ADRs through both sponsored and unsponsored arrangements.

The depository for ADRs is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. For purposes of a Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

Real Estate Investment Trusts ("REITs"). Each Fund may invest up to 10% of its assets in Real Estate Investment Trusts. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. A REIT is dependent upon cash flow from its investments to repay financing costs and the ability of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.

Borrowing. Each Fund may borrow money from U.S.-regulated banks in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities other than the borrowing. If a Fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage."

Leverage creates an opportunity for increased returns to shareholders of a Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Fund's shares and in the Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund.

Other Investment Companies. Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through specifically authorized investment funds. Each Fund may invest in these investment funds, as well as other closed-end investment companies up to 10% of its assets, as permitted by the 1940 Act.

Forward Roll Transactions. In order to enhance current income, each Fund may enter into forward roll transactions. In a forward roll transaction, a Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into forward roll transactions, it will place in a segregated account on the books of the Fund, or with The Chase Manhattan Bank ("Chase'), cash or liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that such equivalent value is maintained.

Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies. Each Fund may enter into forward foreign currency exchange contracts ("forward contracts"), providing for the purchase of or sale of an amount of a specified currency at a future date. A Fund may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. A Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized. A Fund may also enter into foreign currency futures contracts ("currency futures").

Except where segregated accounts are not required by the 1940 Act, when a Fund enters into a forward contract or currency future, it will place in a segregated account maintained on the books of the Fund, or with Chase, cash or liquid securities in an amount equal to the value of the Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the account value is at least equal to the Fund's commitments to such contracts.

A Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.
Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

Option Transactions. In addition to options on currencies described above, each Fund may seek to hedge all or a portion of its investments through options on other securities in which it may invest. Options which each Fund may purchase or sell will be traded on a recognized securities or futures exchange or over the counter ("OTC"). Options markets in emerging countries are currently limited and the nature of the strategies adopted by Hansberger and the extent to which those strategies are used will depend on the development of such markets.

The primary risks associated with the use of options on securities are
(i) imperfect correlation between the change in market value of the securities a Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. Options not traded on an exchange (OTC options) are generally considered illiquid and may be difficult to value. Hansberger believes that the Fund will minimize its risk of being unable to close out an option contract by transacting in options only if there appears to be a liquid secondary market for those options.

Writing Covered Call Options. Each Fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the subadviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. A call is "covered" if the Fund (i) owns the securities underlying the option or securities convertible or exchangeable (without the payment of any consideration) into the securities underlying the option,
(ii) maintains in a segregated account on the Fund's books, or with Chase, the Fund's custodian, cash or on the Fund's books, or liquid securities provided such securities have been determined by SSB Citi and Hansberger to be unencumbered pursuant to guidelines established by the Board of Directors ("eligible segregated assets") with a value sufficient to meet the Fund's obligations under the call, or (iii) owns an offsetting call option.

Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund's custodian. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

The premium the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, Hansberger will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in the Prospectus. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its Fund on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

Each Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of Fund securities.

Call options written by each Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its Fund. In such cases, additional costs will be incurred.

Each Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

Writing Put Options. Each Fund may also write (i.e., sell) covered put options. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains eligible segregated assets equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price.

Purchasing Put Options. Each Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in the Prospectus. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its Fund. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return.

Futures Contracts and Related Options. Each Fund may buy and sell financial futures contracts, stock and bond index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, "Futures Contracts") and options on Futures Contracts for hedging purposes only. A Futures Contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. Each Fund may enter into Futures Contracts as a hedge against changes in prevailing levels of interest rates, currency exchange rates, securities indices or individual securities, in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. A Fund may enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

Each Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that a Fund owns, or Futures Contracts will be purchased to protect a Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of money that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts.
A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term
of the Futures Contract.    As the value of the security, index or
currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when a Fund enters into a Futures Contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. With respect to positions in futures and related options that do not constitute "bona fide hedging" positions as defined in regulations of the Commodity Futures Trading Commission, a Fund will not enter into a futures contract or related option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. The value of the underlying securities on which Futures Contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on its margin deposits.

See "Additional Risk Factors" below for more information on the special risks associated with Futures Contracts.

Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, each Fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

In order to assure that the Funds will not be deemed to be "commodity pools" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. The Funds will enter into transactions in Futures Contracts and options on Futures Contracts only for hedging purposes.

Supplementary Description of Interest Rate Futures Contracts and Related Options. Currently, Futures Contracts can be purchased and sold on such securities as U.S. Treasury bonds, U.S. Treasury notes, GNMAs and U.S. Treasury bills. Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sales of a Futures Contract. The Fund will initially be required to deposit with the custodian or the broker an amount of "initial margin" of cash or U.S. Treasury bills. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a futures contract and the price of the underlying debt security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying debt security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund pays the difference and realizes the loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

Forward Currency Contracts and Options on Currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Each Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. Each Fund, however, may enter into forward contracts with deposit requirements or commissions.

A put option gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

Each Fund's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options.
Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, a Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Interest Rate Swaps, Caps and Floors. Among the hedging transactions into which the Funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investment or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment. Each Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Funds believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Funds will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one U.S. nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

New options and Futures Contracts and various combinations thereof continue to be developed and the Funds may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

Equity Swaps. The Funds may enter into swaps based upon the value of various single equity securities, baskets or indices. A swap is a separate contract that does not require ownership of the underlying stock. In a swap, a Fund will agree with a swap dealer to make payments based upon changes in the value of a security. A Fund can take either position in the swap; that is, the Fund may be the party that receives a payment following an increase in value and pays following a decrease or vice versa. In some cases, a Fund also may be required to make (or receive) dividend payments consistent with the underlying security or make (or receive) additional payments on the effective date and/or termination date of the swap. One example of a situation in which a Fund may use an equity swap is to mimic some of the benefits of ownership of "local shares" in a country in which the Fund, as a foreigner, is prohibited from owning local shares. The terms of the swaps actually entered by the Fund are negotiated between the parties and may vary significantly.

Sovereign Debt. Each Fund may invest in sovereign debt, which may trade at a substantial discount from face value. Each Fund may hold and trade sovereign debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund (the "IMF") and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts.

Brady Bonds. Each Fund may invest in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan (discussed below).

Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nation's reserves. Interest payments may also be collateralized in part in various ways.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payment; and (iv) any uncollateralized interest and principal at maturity (these uncollateralized amounts constitute the " residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can viewed as speculative.

ADDITIONAL RISK FACTORS

Risks associated with the Funds and their investment strategies are described in the prospectuses and in the above discussion of the Funds' investment objectives and management policies. The following additional risk factors are intended to supplement the risks described in the prospectuses and other parts of this SAI.

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Below Investment Grade Fixed Income Securities. Securities which are rated BBB by Standard & Poor's Ratings Group ("S&P') or Baa by Moody's Investor Services, Inc. ("Moody's") are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the increased possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Foreign Securities.   Investments in securities of foreign issuers
involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund's securities are quoted would reduce the Fund's net asset value per share.

Special Risks of Countries in the Asia Pacific Region.   Certain of the
risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

Securities of Developing/Emerging Markets Countries.   A developing or
emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. The emerging market countries in which the Funds invest have markets that are less liquid than markets in the U.S. In changing markets the Fund may not be able to sell desired amounts of securities at reasonable prices. Less information is available about these issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

One or more of the risks discussed above could affect adversely the economy of a developing market or a Fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled.
There can be no assurance that any investments that a Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of a Fund's investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Fixed Income Securities. Investments in fixed income securities may subject the Funds to risks, including the following.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Fund will suffer from the inability to invest in higher yield securities.

Securities of Small Capitalization Companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than securities of larger capitalization companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Derivative Instruments. In accordance with its investment policies, each Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments:

Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund's restrictions on illiquid investments.

Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Fund's portfolio is reviewed and analyzed by the Fund's portfolio manager to assess the risk and reward of each such instrument in relation the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the prices of the futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in that Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts. Where futures are purchased to hedge against a possible increase in prices of securities before a Fund is able to invest its cash (or cash equivalents) in U.S. government securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in U.S. government securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A Fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a Fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other of the Fund's assets.

Furthermore, in the case of a futures contract purchase, in order to be certain that each Fund has sufficient assets to satisfy its obligations under a futures contract, each Fund will segregate and commit to back the futures contract with an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts though offsetting transactions which could distort the normal relationship between the debt securities and futures markets; second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the debt securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment advisor or sub-advisor may still not result in a successful hedging transaction over a very short time frame.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that the futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contracts. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements of the futures contracts and thus provide an offset to losses on futures contracts. Successful use of futures contracts by the Fund is also subject to the investment adviser's and/or sub-advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting markets of debt securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect debt securities held in its portfolio and prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sale of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Most U.S. Futures Exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no additional trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Funds will not purchase options on futures contracts on any exchange unless and until, in the investment advisor's opinion (and/or sub-advisor's opinion), the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Funds because the maximum amount of risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Economic and Monetary Union (EMU). EMU began in January, 1999, when 11 European countries adopted a single currency - the euro. For participating countries, EMU means sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria.
A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone. EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Funds' portfolios.

Portfolio Turnover.   Each Fund may purchase or sell securities without
regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, the Funds may experience a high rate of portfolio turnover. This may occur, for example, if a Fund writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions.

INVESTMENT RESTRICTIONS

The Company has adopted the following investment restrictions with respect to each Fund. Restrictions 1 through 8 cannot be changed for a Fund without approval by the holders of a majority of the outstanding shares of the respective Fund, defined as the lesser of (a) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any tim (subject to applicable regulatory provisions). Each Fund may not:

1.	Deviate from the definition of a "diversified company" as defined in 1940 Act.

2.	Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except as permitted under the 1940 Act.

3.	Invest more than 25% of its total assets in securities, the
issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. or foreign government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.	The Fund will not make loans.  This restriction does not apply to:
(a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

5.	The Fund will not engage in the business of underwriting
securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the U.S. Securities Act of 1933, as amended (the "1933 Act"), in disposing of portfolio securities.

6.	The Fund will not purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and option on futures contracts or (d) investing in or purchasing real estate investment trust securities.

7.	The Fund will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

8.	The Fund will not borrow money, except that (a) the Fund may borrow from banks in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) and
(b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

9.	The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

10.	Invest in companies for the purpose of exercising management or control.

11.	Invest in securities of other investment companies, except as part of a merger, consolidation, or acquisition of assets or as permitted by Section 12d-1(A) through (E) the 1940 Act.

BROKERAGE AND PORTFOLIO TRANSACTIONS

Hansberger is responsible for allocating the Funds' brokerage. Twice a year, Hansberger, through a committee of its securities analysts, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of the Funds and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Hansberger's evaluation of all applicable considerations. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Salomon Smith Barney . No Fund will deal with Salomon Smith Barney in any transaction in which Salomon Smith Barney acts as principal.

The Funds attempt to obtain the most favorable execution of each Fund's transaction, that is, the best combination of net price and prompt reliable execution. In the opinion of Hansberger; however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, Hansberger takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

Commissions are negotiated and take into account several factors which typically include, but are not limited to, the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Funds take into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Funds such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce Hansberger's expenses in a determinable amount.
These various services may, however, be useful to Hansberger in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Funds.

Fund transactions and brokerage

Hansberger is responsible for decisions to buy and sell securities for each Fund and for the placement of a Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including: the ability and willingness of the broker or dealer to facilitate the Fund's portfolio transaction by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker- dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Consistent with the foregoing primary considerations, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Directors may determine, Hansberger may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. However, since shares of the Funds are not marketed through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Sub-Advisory Agreement, Hansberger may cause a Fund to pay, to a broker that provides brokerage and research services to Hansberger, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. Hansberger believes it is important to its investment decision-making process to have access to independent research. The Sub-Advisory Agreements provide that such higher commissions will not be paid by a Fund unless Hansberger determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Hansberger's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to Hansberger by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where Hansberger itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Hansberger's allocation of the costs of such benefits and services between those that primarily benefit Hansberger and those that primarily benefit the Funds and other advisory clients.

From time to time, Hansberger may purchase securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide Hansberger with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than the rate available for typical secondary market transactions.
These arrangements may not fall within the safe harbor of Section 28(e).

Twice a year, Hansberger, through a committee of its securities analysts, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of the Funds and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger's evaluation of all applicable considerations.

Hansberger may direct the purchase of securities on behalf of each Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

Hansberger is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Hansberger places portfolio transactions for other advisory accounts, including other mutual funds managed by Hansberger. Research services furnished by firms through which each Fund effects its securities transactions may be used by Hansberger in servicing all of its accounts; not all of such services may be used by Hansberger in connection with each Fund. In the opinion of Hansberger, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by Hansberger. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of Hansberger, such costs to each Fund will not be disproportionate to the benefits received by it on a continuing basis.

If purchase or sale of securities consistent with the investment policies of the Funds and one or more of these other clients served by Hansberger is considered at or about the same time, transactions in such securities will be allocated among the Funds and such other clients pursuant to guidelines deemed fair and reasonable by Hansberger. Generally, under those guidelines, the Funds and other participating clients will be allocated at least $25,000 of the relevant security, with any remaining shares allocated on a pro rata basis. In the event that there are not enough securities available to allocate each participating client $25,000 worth of the security, Hansberger will use a random allocation procedure, randomly selecting one participating client to commence allocation.

The board of directors of the Funds has adopted certain policies and procedures incorporating the standard of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to Smith Barney must be "reasonable and fair compared to the commission fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require SSB Citi and Hansberger to furnish reports to the board of directors and to maintain records in connection with such reviews.

The following table sets forth certain information regarding each Fund's payment of brokerage commissions to Salomon Smith Barney:


Period
Ended
April 30,
Global
Small Cap
Value Fund
Global
Value
Fund
Total Brokerage
Commissions




2000
$64,485
$601,379

1999
$34,500
$712,982

1998
$68,021
$248,109




Commissions paid to
Salomon Smith Barney

2000

$8,283

$43,572

1999
$12,576
$25,314

1998
$6,139
$4,302
% of Total Brokerage
Commissions paid to
Salomon Smith Barney


2000


12.65%


7.25%

1999
19.26%
3.55%

1998
9.03%
1.73%




% of Total
Transactions
Involving
Commissions paid to
Salomon Smith Barney



2000



11.42%



9.40%

1999
18.66%
5.36%
____________________
_
1998
8.77
1.68

General

Investors may purchase shares from a Salomon Smith Barney Financial Consultant, or from a broker dealer, financial intermediary, financial institution (each called a "Service Agent"). In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from a Fund. When purchasing shares of a Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in a Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in a Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Internal Revenue Service Code of 1986, as amended ("the Code"), the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in a Fund is $25. For shareholders purchasing shares of a Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of a Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from, or proceeds from a sale of, a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Funds reserve the right to waive or change minimums, to decline any order to purchase their shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

Purchase orders received by a Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day a Fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day a Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by a Fund or the Fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through Salomon Smith Barney, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Funds or a Service Agent.

PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


Sales Charge



Amount of
Investment
% of Offering
Price
% of Amount
Invested
Dealers'
Reallowance as %
of Offering Price
Less than $25,000
5.00
5.26
4.50
$25,000 - 49,999
4.25
4.44
3.83
50,000 - 99,999
3.75
3.90
3.38
100,000-249,999
3.25
3.36
2.93
250,000-499,999
2.75
2.86
2.48
500,000 - 999,999
2.00
2.04
1.80
1,000,000 and
over
-0-*
-0-*
-0-*

*	Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge ("Deferred Sales Charge") of 1.00% on redemptions made within 12 months of purchase. The
Deferred Sales Charge on Class A shares is payable to Salomon
Smith Barney, which compensates Salomon Smith Barney Financial
Consultants and Service Agents clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales
Charge Alternatives" and "Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001 purchases of Class L shares by investors who were holders of Class C shares of a Fund on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;
(b) offers of Class A shares to any other investment company to effect the combination of such company with a Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Salomon Smith Barney Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in a Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in a Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by Salomon Smith Barney;
(i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the Funds may be purchased by ''any person'' (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Funds and of most other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the ''Amount of Investment'' as referred to in the preceding sales charge table includes (i) all Class A shares of the Funds and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the transfer to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount Investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a Fund and agree to purchase a total of $15,000,000 of Class Y shares of a Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to a Fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

''Deferred Sales Charges are: applicable to: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See ''Purchase of Shares-Smith Barney 401(k) and ExecChoiceTM Programs.''


Year Since Purchase
Payment Was Made


Deferred Sales Charge

First

5.00%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00





Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of a Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see ''Exchange Privilege''); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see ''Automatic Cash Withdrawal Plan'') (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Funds with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also
Salomon Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Salomon Smith Barney Retirement Programs.

You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The Funds offer Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

There are no sales charges when you buy or sell shares and the Class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a Class of shares is chosen, all additional purchases must be of the same Class.

For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a
"Paychex plan"), Class A shares may be purchased regardless of the amount invested.

For plans opened prior to March 1, 2000 and for Paychex plans, the Class of shares you may purchase depends on the amount of your initial investment:

Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Salomon Smith Barney Financial
Consultant or the transfer agent.

Retirement Programs Opened On or After June 21, 1996.   If, at the end
of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoiceTM Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of a Fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Retirement Programs Opened Prior to June 21, 1996.   In any year after
the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any participating plan in the Smith Barney 401(k) or ExecChoiceTM Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L O shares for Class A shares of the same Fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) or ExecChoiceTM Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same Fund. Any Class L shares not converted will continue to be subject to the distribution fee.

Participating plans wishing to acquire shares of a Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Retirement Programs Investing in Class B Shares:   Class B shares of a
Fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a Deferred Sales Charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401(k) Program.

At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same Fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of the same Fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-Deferred Sales Charge Alternatives."

No Deferred Sales Charge is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the Deferred Sales Charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the Deferred Sales Charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

The Deferred Sales Charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan as a result of: (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability of an employee in the participating plan; (d) the attainment of age 591/2 by an employee in the participating plan; (e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

REDEMPTION OF SHARES

General. Each Fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder' s benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Salomon Smith Barney Financial Consultant or a Service Agent, or by submitting a written request for redemption to:

	Smith Barney Hansberger Value Fund or Smith Barney Hansberger
Small Cap
	   Value Fund (please specify)
	Class A, B, L or Y (please specify)
	c/o PFPC Global Fund Services
	P.O. Box 9699,
	Providence Rhode Island 02940-9699.

A written redemption request must (a) state the name of the Fund for which you are redeeming shares, (b) state the Class and number or dollar amount of shares to be redeemed, (c) identify the shareholder' s account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until Citi Fiduciary receives all required documents in proper form.

Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 will not ordinarily be permitted. The withdrawal plan will be carried over on exchanges between funds or Classes of a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Company. Withdrawal Plans should be set up with a Salomon Smith Barney Financial Consultant. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith Barney Financial Consultant or the Fund's sub-transfer agent.

Telephone Redemption And Exchange Program. Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a Fund.)

Redemptions. Redemption requests of up to $50,000 of any Class or Classes of a Fund's shares may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. Each Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

Additional Information regarding Telephone Redemption and Exchange Program. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven
(7) days' prior notice to shareholders.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

Distributions in Kind. If the board of directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

General. Except as noted below, shareholders of any fund of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same Class of other funds of the Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided your registered representative or your investment dealer is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange. Class B shares of any fund may be exchanged without a Deferred Sales Charge. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for the purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the Funds, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

Class A and Class Y Exchanges. Class A and Class Y shareholders of a Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to a Fund' s performance and its shareholders. SSB Citi may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, SSB Citi will notify Salomon Smith Barney and Salomon Smith Barney may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, Salomon Smith Barney will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds listed above, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares-Telephone Redemption and Exchange Program" . Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Company reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

DISTRIBUTOR

Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the Funds' distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the Funds' Board of Directors, including a majority of the independent Directors, on April 13, 2000. This Distribution Agreement replaces the Distribution Agreement with CFBDS, Inc.

When payment is made by the investor before the settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and Salomon Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as investment in a money market fund (other than Salomon Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Salomon Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Company and the money market fund, and affiliates of Salomon Smith Barney that serve the funds in an investment advisory capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Company's board of directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management and Distribution Agreements for continuance.


Class A share sales charges paid to Salomon Smith Barney:


Name of Fund
For The Fiscal Year
Ended April 30, 1999
For the Fiscal Year
Ended April 30, 2000
Global Value Fund
$52,000
$27,000
Global Small Cap
Value Fund
18,000
3,000

Class L share sales charges paid to Salomon Smith Barney:


Name of Fund
For The Fiscal Year
Ended April 30, 1999
For the Fiscal Year
Ended April 30, 2000
Global Value Fund
$16,000
$12,000
Global Small Cap
Value Fund
2,000
2,000

Class B share Deferred Sales Charge paid to Salomon Smith Barney:


Name of Fund
For The Fiscal Year
Ended April 30, 1999
For the Fiscal Year
Ended April 30, 2000
Global Value Fund
$170,000
$144,000
Global Small Cap
Value  Fund
44,000
50,000

Class L share Deferred Sales Charge paid to Salomon Smith Barney:


Name of Fund
For The Fiscal Year
Ended April 30, 1999
For The Fiscal Year
Ended April 30, 2000
Global Value Fund
$7,000
$1,000
Global Small Cap
Value  Fund
4,000
-

Distribution Arrangements

To compensate Salomon Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Company has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of each Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays Salomon Smith Barney a distribution fee, with respect to the Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying its Financial Consultants a commission upon sales of those shares. Such shares' distribution fees, which are accrued daily and paid monthly, are calculated at the annual rate of 0.75% of the value of average daily net assets attributable to the Class B and Class L shares.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount to be spent for the services provided by Salomon Smith Barney without shareholder approval, and all amendments of the Plan also must be approved by the directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Company (as defined in the 1940
Act). Pursuant to the Plan, Salomon Smith Barney will provide the board of directors periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.
Total Service and Distribution Plan fees incurred by the Funds for the period ended April 30, 1999 and the fiscal year ended April 30, 2000 were:

1999
Name Of Fund

Class A Shares

Class B
Shares

Class L Shares
Global Value Fund
$51,299
$362,453
$94,361
Global Small Cap
Value  Fund
18,295
91,799
20,348



2000
Name Of Fund

Class A Shares

Class B
Shares

Class L Shares
Global Value Fund
$41,479
$344,384
$90,313
Global Small Cap
Value  Fund
10,598
62,122
13,229

For the fiscal year ended April 30, 2000, CFBDS and its predecessor, Salomon Smith Barney, incurred distribution expenses for the Global Value Fund totalling $223,217 consisting of $14,070 for advertising, $2,816 for printing and mailing of Prospectuses, $134,650 for support services, $71,555 to Salomon Smith Barney Financial Consultants, and $1,126 in accruals for interest on the excess of Smith Barney expenses incurred in distributing the Funds' shares over the sum of the distribution fees and Deferred Sales Charge received by CFBDS and Salomon Smith Barney from the Fund.

For the fiscal year ended April 30, 2000, CFBDS and its predecessor, Salomon Smith Barney, incurred distribution expenses for the Global Small Cap Value Fund totaling $16,558 consisting of $2,677 for advertising, $586 for printing and mailing of Prospectuses, $27,793 for support services, $(13,320) to Salomon Smith Barney Financial Consultants, and $(1,178) in accruals for interest on the excess of Smith Barney expenses incurred in distributing the Funds' shares over the sum of the distribution fees and Deferred Sales Charge received by CFBDS and Salomon Smith Barney from the Fund.

VALUATION OF SHARES

Each Fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding. Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, President's Day, Good Friday, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Funds in valuing its assets.

Generally, each Fund's investments are valued at market value, or, in the absence of a market value with respect to any securities, at fair value. Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchange, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of, other factors by or under the direction of the board of directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Unlisted foreign securities are valued at the mean between the last available bid and offer price prior to the time of valuation. Any assets or liabilities initially expressed in terms of foreign currencies will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. Securities for which market quotations are not readily available are valued at fair value. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the board of directors.

A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the board of directors. In carrying out the board of directors' valuation policies, SSB Citi, as administrator, may consult with an independent pricing service.

Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by SSB Citi, as administrator, after consultation with a pricing service approved by the board of directors. When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the pricing service, there are not readily obtainable market quotations are carried at fair value as determine by the pricing service. The procedures of the pricing service are reviewed periodically by the officers of the Company under the general supervision and responsibility of the board of directors.

PERFORMANCE DATA

From time to time, a Fund may quote its yield, average annual total return or total return in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares Such performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other financial publications, and may be included in various industry and financial publications, such as:
Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a Fund describes the expenses or performance of a Class, it will also disclose such information for the other Classes.

Yield. A Fund's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

YIELD = 2[(a-b/cd + 1)6 - 1]


Where:
a =
Dividends and interest earned during the period.

b =
Expenses accrued for the period (net of
reimbursement).

c =
The average daily number of shares outstanding during the period that were entitled to receive dividends.

d =
The maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a Fund from the continuous sales of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return. "Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n = ERV

Where:
P 	=
a hypothetical initial payment of $1,000.

T	=
Average annual total return.

n 	=
Number of years.

ERV	=
Ending Redeemable Value of a hypothetical
$1,000 investment made at the beginning of a 1-
, 5- or 10-year period at the end of the 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions. A Class' total return figures calculated in accordance with the above formula assume that the maximum applicable sales charge or maximum applicable
Deferred Sales Charge, as the case may be, has been deducted from the hypothetical $1,000 initial investment at the time of purchase or redemption, as applicable.


Aggregate Total Return. Aggregate total return, as described below, represents the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:


	AGGREGATE TOTAL RETURN = 			ERV-P
				P

Where:
P 	=
a hypothetical initial payment of $1,000.

ERV	=
Ending Redeemable Value of a hypothetical
$10,000 investment made at the beginning of a 1-, 5- or 10-year period (a fractional portion thereof) at the end of the 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The total returns below show what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since inception) without assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by a Fund were invested on the reinvestment dates during the period, less all recurring fees. The following chart reflects the financial performance of the Funds through the period ended April 30, 2000 for the one year period and since inception:


Total Returns



Since
Incepti
on

Since



Clas
s

1 Year
Average
Annual
Inception
Cumulative
Global Value Fund




Inception: 12/19/97
A
9.75%
6.88%
17.04%
Inception: 12/19/97
B
8.86
6.07
14.94
Inception: 12/19/97
L
8.77
6.03
14.85
Inception: 3/10/98
Y
10.07
3.28
7.15
Global Small Cap Value
Fund




Inception: 12/19/97
A
(16.06)
(10.64)
(23.35)
Inception: 12/19/97
B
(16.73)
(11.33)
(24.74)
Inception: 12/19/97
L
(16.96)
(11.51)
(25.10)
Inception: 3/10/98
Y
(16.05)
(12.91)
(25.63)


The total returns below show what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since inception) assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The following chart reflects the financial performance of the Funds through the period ended April 30, 2000 for the one year period and since inception:
Total Returns



Since
Incepti
on

Since



Clas
s

1 Year
Average
Annual
Inception
Cumulative
Global Value Fund




Inception:
A
4.28%
4.59%
11.19%
Inception:
B
3.86
4.89
11.94
Inception:
L
6.69
5.56
13.66
Inception:
Y
10.07
3.28
7.15
Global Small Cap Value
Fund




Inception:
A
(20.28)
(12.55)
(27.18)
Inception:
B
(20.90)
(12.45)
(26.97)
Inception:
L
(18.60)
(11.90)
(25.88)
Inception:
Y
(16.05)
(12.91)
(25.63)

It is important to note that the yield and total return formulas set forth above are based on historical earnings and are not intended to indicate future performance. A Class' performance will vary from time to time depending upon market conditions, the composition of the Fund's investment portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Current Dividend Return. Each Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. Each Fund may also include comparative performance information in advertising or marketing its shares.

Performance Information. Performance information may be useful in evaluating a Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund changes in response to fluctuations in market conditions, interest rates and Fund expenses, no performance quotation should be considered a representation as to the Fund's performance for any future period.

A Fund may from time to time compare its investment results with the following:

	(1) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

	(2) Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets.

	(3) Dow Jones Industrial Average which is a price-weighted average of 30 actively traded stocks of highly reputable companies prepared by Dow Jones & Co.

	(4) Financial News Composite Index.

	(5) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital
International Europe, Australia, Far East Index ("EAFE
Index"). The EAFE Index is an unmanaged index of more than 800 companies of Europe, Australia and the Far East.

	(6) Data and comparative performance rankings published or prepared by CDA Investment Technologies, Inc.

	(7) Data and comparative performance rankings published or prepared by Wiesenberger Investment Company Service.

Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch, Bear Stearns & Co., Inc., Morgan Stanley, and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board. In addition, performance rankings and ratings reported periodically in national financial publications, including but not limited to Money Magazine, Forbes, Business Week, The Wall Street Journal and Barron's may also be used.

DIVIDENDS AND DISTRIBUTIONS

Each Fund's policy is to distribute substantially all its investment income (that is, its income other than its net realized capital gains) and net realized capital gains, if any, once a year, normally at the end of the year in which earned or at the beginning of the next year.

If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. In order to avoid the application of a 4.00% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains, a Fund may make an additional distribution shortly before December 31 in each year of any undistributed ordinary income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.

The per share dividends on Class B and Class L shares of a Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of a Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

TAXES

The following summary addresses the principal United States income tax considerations regarding the purchase, ownership and disposition of shares in a Fund.

General. Each Fund intends to qualify and elect to be treated for each taxable year as a "regulated investment company" under Sections 851-855 of the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, Futures and forward contracts) derived from its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund's assets is invested in securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that theFund controls and which are determined to be engage in the same or similar trades or business or related trades or businesses. The diversification requirements described above may limit a Fund's ability to engage in hedging transactions by writing or buying options or by entering into Futures or forward contracts.

Foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities, or options or forward contracts thereon, might be excluded by regulations from income that counts toward the 90% gross income requirement described above.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on net investment income and net long-term capital gains distributed to shareholders if, as is intended, the Fund distributes at least 90% of its ordinary income and net short-term and long-term capital gains to the Fund's shareholders each year.

Each Fund, however, will generally be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. Each Fund intends to make timely distributions of its income (including any net capital gains) in compliance with these requirements. As a result, it is anticipated that each Fund will not be subject to the excise tax.

For federal income tax purposes, dividends declared by each Fund in October, November or December as of a record date in such month and which are actually paid in January of the following year will be treated as if they were paid on December 31. These dividends will be taxable to shareholders in the year declared, and not in the year in which shareholders actually receive the dividend.

Gains or losses that a Fund recognizes upon the sale or other disposition of stock or securities will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund sells the stock or security short or acquires a put or writes a call thereon. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on stock or securities will generally be treated as gains and losses from the sale of stock or securities. If an option written for a Fund lapses or is terminated through a closing transaction the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If a Fund sells stock or securities pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the stock or securities delivered in determining the amount of gain or loss on the sale.


At April 30, 2000, the Global Value Fund and the Global Small Cap Value Fund had approximately $5,113,800 and $1,311,500 of unused capital loss carryforwards, respectively. For federal income tax purposes, these amounts are available to be applied against future realized capital gains, if any. The carryovers expire as follows:

Fund
April 30,
2007
April 30,
2008
Total
Global Value
$2,964,000
$2,149,800
$5,113,800
Global Small Cap Value
    721,300
     590,200
   1,311,500



Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Forward currency contracts, options and Futures contracts entered into by a Fund may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on such contracts or options or on the underlying securities.

Certain options, Futures and foreign currency contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or contracts.

If a Fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund itself may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is distributed by the Fund to its shareholders in a manner that satisfies the requirements described above. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements described above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the Fund.

Redemption of Shares. Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss.

However, any loss realized by a shareholder upon the redemption or exchange of Fund shares held six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after such disposition, such as pursuant to reinvestment of dividends in Fund shares.

Backup Witholding. A Fund may be required to withold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices to Shareholders. Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually. Each shareholder also will receive, if appropriate, various written notices after the close of a Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their own tax advisors about the status of a Fund's dividends and distributions for state and local tax liabilities.

MINIMUM ACCOUNT SIZE

Each Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size). A Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

FINANCIAL STATEMENTS

Each Fund's annual report for the fiscal year ended April 30, 2000, including the Funds' audited financial statements, as filed with the Securities and Exchange Commission (Accession number 00000950130-00-003779) is incorporated by reference, in its entirety, into this statement of additional information.

ADDITIONAL INFORMATION

The Company was incorporated on September 29, 1981 under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc. respectively.

OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Style Pure Series
Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Salomon Smith
Barney Financial Consultant or Service Agent.

	Classic Investor Series
Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

	The Concert Allocation Series
As a fund of funds, investors can select a Concert Portfolio that may help their investment needs. As needs change, investors can easily choose another long-term, diversified investment from our Concert family.

	Special Discipline Series
Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories: from natural resources to a roster of state-specific municipal funds.


APPENDIX

BOND (AND NOTE) RATINGS

Moody's Investors Service, Inc. ("Moody's")

	Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

	A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

	Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefor not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B - Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

	Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

	C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

	Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Standard & Poor's Ratings Group ("S&P")

	AAA - Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

	AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

	A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

	BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

	BB, B and CCC - Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree if speculation than B and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	C - The rating C is reserved for income bonds on which no interest is being paid.

	D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

	S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

COMMERCIAL PAPER RATINGS

Moody's

Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.












56
G:\Fund Accounting\Legal\FUNDS\SLIV\2000\Secdocs\hans(sai00).doc

hans(sai00).4	A-4	8/18/00  2:32 PM

Smith Barney
Premier Selections Large Cap Fund
388 Greenwich Street
New York, New York 10013
1-800-451-2010

Statement of Additional
Information


August 28, 2000

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current combined Prospectus of Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund and the Smith Barney Premier Selections Global Growth Fund (the "Fund") dated August 28, 2000 as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund is a series of Smith Barney Investment Funds Inc. (the "Company"). The Fund's Prospectus may be obtained from a Service Agent (as defined on page 21) or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

TABLE OF CONTENTS
Page

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES	2
INVESTMENT RESTRICTIONS	13
DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY	14
PURCHASE OF SHARES	21
REDEMPTION OF SHARES	30
VALUATION OF SHARES	32
EXCHANGE PRIVILEGE	32
PERFORMANCE DATA	33
DIVIDENDS, DISTRIBUTIONS AND TAXES	36
ADDITIONAL INFORMATION	42
FINANCIAL STATEMENTS	43
OTHER INFORMATION	43




INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. SSB Citi Fund Management LLC ("SSB Citi" or the "Manager") serves as investment manager to the Fund.

The Fund normally invests at least 65% of its total assets in equity securities of large capitalization companies that are significant factors in their industries, usually global in scope and have a long-term history of performance. The Fund does have the flexibility, however, to invest the balance in companies with smaller market capitalizations. The Fund defines large market capitalization companies as those with market capitalization of $5 billion or more at the time of the Fund's investment. Companies whose capitalization falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 65% policy.

Under normal market conditions, the majority of the Fund's portfolio will consist of common stock, but it also may contain money market instruments for cash management purposes. The Fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

Equity Securities. The Fund will normally invest at least 65% of its assets in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

When-Issued Securities and Delayed-Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
When the Fund agrees to purchase when-issued, delayed-delivery or forward commitment securities, the Fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Fund's books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Securities. The Fund may invest in securities of foreign issuers. Such investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on or market value of securities. If it should become necessary, the Fund might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding taxes.

The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the Fund's investment in these types of securities to 10% of the Fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. However, by investing in ADRs or EDRs rather than directly in foreign issuers' stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs and EDRs. The information available for ADRs and EDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

Money Market Instruments. The Fund may invest for temporary defensive purposes in short-term corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's Manager. The Manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the Manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements which involve the sale of Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's custodian bank will maintain a separate amount for the Fund with securities having a value equal to or greater than such commitments.
Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The Fund will not lend portfolio securities to affiliates of the Manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."
By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not the primary investment goal of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.
Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Non-Diversified Classification. The Fund is classified as a non-diversified fund under the 1940 Act which means the Fund is not limited by the Act in the proportion of its assets it may invest in the obligations of a single issuer. The Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, the Fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Master/feeder fund structure. The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Options, Futures and Currency Strategies. The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. There can be no assurance that such efforts will succeed.

In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liquidation value of the Fund's assets. To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the Manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the Manager believes a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the Manager expects to decline in an amount approximating the value of some or all of the Fund's securities denominated in that currency, or when the Manager believes one currency may decline against a currency in which some or all of the portfolio securities held by the Fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the Manager believes the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Fund are denominated ("cross hedging"). The Fund places (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

For hedging purposes, the Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the Manager intends to include in its portfolio. The Fund also may use interest rates futures contracts and options thereon to hedge against changes in the general level in interest rates.

The Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is "covered" if the Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the Fund's books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the Fund's books.

The Fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.

Although the portfolio may use forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs. These risks include: dependence on the Manager's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time.

Over-the-counter options in which the Fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Options on Securities. As discussed more generally above, the Fund may engage in writing covered call options. The Fund may also purchase put options and enter into closing transactions. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

The Fund may write (a) in-the-money call options when the Manager expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the Manager expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the Manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Although the Fund generally will purchase or write only those options for which the Manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the Manager will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of call options and purchasing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.

Stock Index Options. As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of long-term capital growth or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the segment of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts and Options on Futures Contracts. As described generally above, the Fund may invest in stock index futures contracts and options on futures contracts traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. The Fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options only on futures contracts that are traded on a domestic exchange or board of trade. Assets committed to futures contracts will be segregated on the Fund's books to the extent required by law.

The purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Fund anticipates an increase in the price of stocks it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund's not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the Fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the Fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the ability of the Manager to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.






INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below and the Fund's investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. Any remaining restrictions may be changed by a vote of a majority of the Company's Board of Directors at any time.

Under the investment restrictions adopted by the Company with respect to the Fund: the Fund will not
1.	Invest more than 25% of its total assets in securities, the
issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 331/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

3.	Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

4.	Make loans.  This restriction does not apply to: (a) the
purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

6.	Engage in the business of underwriting securities issued by
other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Purchase or otherwise acquire any illiquid security except
as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The Directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Paul R. Ades, Director (Age 59). Law firm of Paul R. Ades PLLC.
His address is Argyle Square, 181 West Main Street, Suite C, P.O.
Box 790, Babylon, New York 11702.

Herbert Barg, Director (Age 77). Private investor. His address is
273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

Dwight B. Crane, Director (Age 62). Professor, Graduate School of
Business Administration, Harvard University. His address is
Harvard Business School, Soldiers Field, Morgan Hall #371, Boston, Massachusetts 02163.

Frank G. Hubbard, Director (Age 62).  Vice President, S&S
Industries; Former Corporate Vice President, Materials Management and Marketing Services of Huls America, Inc. His address is
Avatar International, Inc., 87 Whittredge Road, Summit, New Jersey
07901.

*Heath B. McLendon, Chairman of the Board, President and Chief Executive Officer (Age 67). Managing Director of Salomon Smith Barney Inc. ("Salomon Smith Barney"); Director and President of SSB Citi and Travelers Investment Adviser, Inc. ("TIA"); and formerly Chairman of the Board of Smith Barney Strategy Advisers Inc. Mr. McLendon is a director of 78 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 7 World Trade Center, 45th Floor, New York, New York 10048.

Jerome H. Miller, Director (Age 61).  Retired, Former President,
Asset Management Group of Shearson Lehman Brothers. His address is 27 Hemlock Road, Manhasset, New York, NY 11030.

Ken Miller, Director (Age 57). President of Young Stuff Apparel
Group, Inc.  His address is 1411 Broadway, 6th Floor, Suite 610,
New York, New York 10018.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 42). Managing Director of Salomon Smith Barney; Director and Senior Vice President of SSB Citi and TIA; Senior Vice President and Treasurer of 61 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Alan Blake, Vice President and Investment Officer (Age 48).
Managing Director of Salomon Smith Barney; Investment Officer of
SSB Citi.  His address is 7 World Trade Center, New York, New York
10048.

Frances A. Root, Vice President and Investment Officer (Age 40).
Managing Director of Salomon Smith Barney;  Investment Officer of
SSB Citi.  Her address is 7 World Trade Center, New York, New York
10048.

Paul Brook, Controller (Age 46). Director of Salomon Smith Barney; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP; Controller or Assistant Treasurer of 43 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Christina T. Sydor, Secretary (Age 49). Managing Director of Salomon Smith Barney; General Counsel and Secretary of SSB Citi and TIA; Secretary of 61 investment companies associated with Citigroup. Her address is 388 Greenwich Street, New York, New York 10013.

No officer, director or employee of Salomon Smith Barney or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $22,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 1999 such expenses totaled $18,574. For the calendar year ended December 31, 1999, the Directors of the Company were paid the following compensation:









Name of Person



Aggregate
Compensation
from Company
Fiscal Year
End
4/30/00

Total Pension
or Retirement
Benefits
Accrued as
part of Fund
Expenses
Compensation
from Company
and Fund
Complex Paid
to Directors
Calendar Year
Ending
12/31/99


Number of
Funds for
Which
Director
Serves Within
Fund Complex





Paul R. Ades
$4,817
$0
$56,238
5
Herbert Barg
4,817
0
114,288
16
Dwight B. Crane
4,817
0
155,363
23
Frank G. Hubbard
4,817
0
56,138
5
Heath B. McLendon
0
0
0
78
Jerome Miller
4,806
0
51,613
5
Ken Miller
4,454
0
47,188
5

Upon attainment of age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended.

As of August 1, 2000, the Directors and Officers of the fund as a group, owned less than 1.00% of the outstanding common stock of the fund.

Investment Manager - SSB Citi

SSB Citi (successor to SSBC Fund Management Inc.) serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund which was approved by the Board of Directors, including a majority of Directors who are not "interested persons" of the Fund or the Manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the Company's Board of Directors, the Manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund.
The Manager pays the salary of any officer and employee who is employed by both it and the Fund. The Manager bears all expenses in connection with the performance of its services. The Manager also: (a) assists in supervising all aspects of the Fund's operations except those it performs under its investment advisory agreement; b) supplies the Fund with office facilities (which may be in SSB Citi's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii) applicable deferred sales charges ("Deferred Sales Charges") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

SSB Citi (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of July 31, 2000 in excess of $189.5 billion.

As compensation for investment management services, the Fund pays the Manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets.

For the fiscal year ended April 30, 2000 the Fund incurred
$3,809,875 in management fees.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Fund, the investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the Fund's Code of Ethics is on file with the SEC.

Counsel and Auditors

Willkie Farr & Gallagher serves as counsel to the Company. The
Directors who are not "interested persons" of the Company have selected Stroock & Stroock & Lavan LLP to serve as their legal counsel.

KPMG LLP, independent accountants, 757 Third Avenue, New York, New York 10017, serve as auditors of the Fund and has been selected to render an opinion on the Fund's financial statements annually beginning with the fiscal period ending April 30, 2001.

Custodian and Transfer Agent

PNC Bank, National Association ("PNC Bank"), located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the custodian of the Fund. Under its agreement with the Company on behalf of the Fund, PNC Bank holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC Bank receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

Citi Fiduciary Trust Company (the "transfer agent") located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund.

PFPC Global Fund Services (the "sub-transfer agent"), located at
P.O. Box 9699, Providence Rhode Island 02940-9699, serves as the
Fund's sub-transfer agent to render certain shareholder record-keeping and accounting services functions.

Distributor

Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the Fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the Fund's Board of Directors, including a majority of the Independent Directors, on April 13, 2000. This Distribution Agreement replaces the Distribution Agreement with CFBDS, Inc.

For the fiscal year ended April 30, 2000, Salomon Smith Barney and CFBDS received $4,151,000 in sales charges from the sale of Class A shares. For the fiscal year ended April 30, 2000, Salomon Smith Barney and CFBDS received $2,675,000 in sales charges from the sale of Class L shares. For the fiscal year ended April 30, 2000, Salomon Smith Barney received $45,000 in contingent Deferred Sales Charges on redemptions of the fund's Class A shares. For the fiscal year ended April 30, 2000 Salomon Smith Barney received $598,000 in Deferred Sales Charges on redemptions of the fund's Class B shares. For the fiscal year ended April 30, 2000, Salomon Smith Barney received $170,000 in Deferred Sales Charges on redemptions of the fund's Class L shares.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The Company's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution Agreements for continuance.

Distribution Arrangements

To compensate Salomon Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. Under the Plan, the Fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays Salomon Smith Barney a distribution fee with respect to the Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.

For the fiscal year ended April 30, 2000, Salomon Smith Barney incurred distribution expenses totalling $24,315,717, consisting of $913,597 for advertising, $18,844 for printing and making of prospectuses, $3,949,611 for support services, $18,490,842 to Salomon Smith Barney Financial Consultants, and $942,823 for accruals for interest on the excess of Salomon Smith Barney expenses incurred in distributing the Fund's shares over the sum of the distributions fees and Deferred Sales Charge received by Salomon Smith Barney from the Fund.

The following service and distribution fees were incurred by the Fund pursuant to a Distribution Plan during the periods indicated:



Distribution Plan Fees





Fiscal Year
Ended
4/30/00

Class A

$  284,783

Class B

$ 2,254,543

Class L

$ 1,686,340

Under its terms, the Distribution Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors including all of the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.


Portfolio Transactions

The Manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including Salomon Smith Barney) which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including Salomon Smith Barney, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis.

Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall supervision and review of the Company's Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the Manager.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the fiscal year ended April 30, 2000, the Fund paid total brokerage commissions of $733,623.

In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Manager receives research, statistical and quotation services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Manager's fee under the management agreement is not reduced by reason of its receiving such brokerage and research services. The Company's Board of Directors, in its discretion, may authorize the Manager to cause the Fund to pay a broker that provides brokerage and research services to the Manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Salomon Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. For the fiscal year ended April 30, 2000, the Fund paid $14,174 in commissions on brokerage transactions directed to brokers because of research provided.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's Board of Directors has determined that any portfolio transaction for the Fund may be executed through Salomon Smith Barney or an affiliate of Salomon Smith Barney if, in the Manager's judgment, the use of Salomon Smith Barney or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, Salomon Smith Barney or the affiliate charges the Fund a commission rate consistent with those charged by Salomon Smith Barney or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, Salomon Smith Barney may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized Salomon Smith Barney to effect such transactions; and (b) Salomon Smith Barney annually advises the Fund of the aggregate compensation it earned on such transactions. For the fiscal year ended April 30, 2000, the fund paid $8,835 in brokerage commissions to Salomon Smith Barney.

Even though investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other Funds that have similar investment objectives but that are not subject to a similar limitation.

Portfolio Turnover

The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. The Manager will rebalance the allocation of value and growth securities in the Fund's portfolio at the end of each quarter and at any time in which the percentage of the Fund's portfolio invested in either value or growth securities equals or exceeds 55% of the Fund's total assets invested in both value and growth securities for a period of more than 10 days. As a result, when securities in either the value or growth style segment of the Fund's portfolio have underperformed the securities in the segment of the portfolio devoted to the other style, the Manager will rebalance the portfolio to increase the Fund's assets allocated to the style that underperformed, and decrease the assets allocated to the style that outperformed, the other style. The Manager will also monitor the Fund's portfolio to ensure that no more than 25% of the Fund's assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The Manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund's investment policies.

PURCHASE OF SHARES

General

Investors may purchase shares from a Salomon Smith Barney Financial Consultant, or from a broker-dealer, financial intermediary or a financial institution (each called a "Service Agent"). In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under
Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from, or proceeds from a sale of, a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

Purchase orders received by the Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through Salomon Smith Barney, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney Money Market Fund to make additions to the account. Additional information is available from the Fund or a Salomon Smith Barney Financial Consultant or a Service Agent.



Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:



Amount
of
Investme
nt

Sales Charge
as a %
of
Transaction

Sales
Charge as a
% of Amount
Invested

Broker/Dealer
Compnesation
as %
Of Offering
Price

Less than
$25,000
5.00%
5.26%
4.50%
$ 25,000 -
49,999
4.25
4.44
3.83
50,000 -
99,999
3.75
3.90
3.38
100,000 -
249,999
3.25
3.36
2.93
250,000 -
499,999
2.75
2.86
2.48
500,000 -
999,999
2.00
2.04
1.80
1,000,000 or
more
-0-
-0-
-0-

*	Purchases of Class A shares of $1,000,000 or more will be
made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred
Sales Charge on Class A shares is payable to Salomon Smith Barney, which compensates Service Agents whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred
Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).




Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the transfer agent to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

"Deferred Sales Charge shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


Year Since Purchase Payment Was
Made

Deferred Sales Charge

First

5.00%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Salomon Smith Barney Retirement Programs. You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The Fund offers Class A, Class L, and, in limited circumstances, Class O shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:

Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Salomon Smith Barney Financial
Consultant, Service Agent or the transfer agent.

Retirement Programs Opened On or After June 21, 1996.   If, at the
end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoiceTM Program, a participating plan's total Class L and/or Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L and/or Class O shares for Class A shares of the Fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L and/or Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L and/or Class O shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any participating plan in the Smith Barney 401(k) or ExecChoiceTM Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L and/or Class O shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) or ExecChoiceTM Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L and/ or Class O shares not converted will continue to be subject to the distribution fee.

Participating plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Retirement Programs Investing in Class B Shares:   Class B shares
of a Fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a deferred sales charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401(k) Program.

At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same Fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of the same Fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-Deferred Sales Charge Alternatives."

No Deferred Sales Charge is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the Deferred Sales Charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the Deferred Sales Charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

The Deferred Sales Charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan as a result of: (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability of an employee in the participating plan; (d) the attainment of age 591/2 by an employee in the participating plan;
(e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a Director or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and
(d) a Director or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant or a Service Agent.

Determination of Public Offering Price

The Fund offers its shares to current shareholders of the Fund on a continuous basis. The public offering price for a Class A, Class B and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The public offering price for a Class L share includes a 1.00% initial sales charge. A Deferred Sales Charge is imposed on certain redemptions of Class B shares, and on Class L shares and Class A shares (purchased in amounts exceeding $500,000) redeemed within one year of purchase.

REDEMPTION OF SHARES

The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund's shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Additional Information Regarding Telephone Redemption And Exchange
Program

Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant or the Fund's sub-transfer agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

VALUATION OF SHARES

The net asset value per share of the Fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Company's Board of Directors.

EXCHANGE PRIVILEGE

Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

C. Class L shares of any fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the Fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant or a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to
(a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.


PERFORMANCE DATA

From time to time, the Company may advertise the Fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

From time to time, the Company may quote the Fund's total return in advertisements or in reports and other communications to shareholders. The Company may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include the following industry and financial publications- Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

	P (1 + T)n = ERV

	Where:	P	=	a hypothetical initial payment of $
1,000.
			T	=	average annual total return.
			n	=	number of years.
			ERV	=	Ending Redeemable Value of a
hypothetical $1,000
					investment made at the beginning of
a 1-, 5- or 10-year
					period at the end of the 1-, 5- or
10-year period (or
					fractional portion thereof),
assuming reinvestment of all
					dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

The Fund's average annual total return for Class A shares assuming the maximum applicable sales charge was as follows for the periods indicated (reflecting the waiver of the Fund's investment advisory and administration fees and reimbursement of expenses):

2.83 % per annum during the period from the Fund's commencement of operations on August 31, 1999 through April 30, 2000.

Class A's average annual total return assumes that the maximum applicable sales charge assessed by the Fund has been deducted from the hypothetical investment. Had the maximum 4.00% sales charge not been deducted, Class A's average annual total return would have been 8.25% for the same period.

The Fund's average annual total return for Class B shares assuming the maximum applicable Deferred Sales Charge was as follows for the periods indicated (reflecting the waiver of the Fund's investment advisory and administration fees and reimbursement of expenses):

2.72% per annum during the period from the Fund's commencement of operations on August 31, 1999 through April 30, 2000.

Had the maximum applicable Deferred Sales Charge not been deducted at the time of redemption, Class B's average annual total return would have been 7.72% for the same period.

The Fund's average annual total return for Class L shares assuming the maximum applicable Deferred Sales Charge was as follows for the periods indicated (reflecting the waiver of the Fund's investment advisory and administration fees and reimbursement of expenses):

5.60% per annum during the period from the Fund's commencement of operations on August 31, 1999 through April 30, 2000.

Had the maximum applicable Deferred Sales Charge not been deducted at the time of redemption, Class L's average annual total return would have been 7.72% for the same period.


Aggregate Total Return

The Fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

ERV - P
P

	Where: 	P 	=	a hypothetical initial payment of
$10,000.

				ERV	=	Ending Redeemable Value of a
hypothetical $10,000 investment made
at the beginning of the 1-, 5- or
10-year period at the end of the 1-,
5- or 10-year period (or fractional
portion thereof), assuming
reinvestment of all dividends and
distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.


The Fund's aggregate total return for Class A shares was as follows for the periods indicated (reflecting the waiver of the Fund's investment advisory and administration fees and reimbursement of expenses):


2.83% for the period from the Fund's commencement of operations on August 31, 1999 through April 30, 2000.

Class A's aggregate total return assumes that the maximum applicable sales charge or maximum applicable Deferred Sales Charge has been deducted from the investment. If the maximum sales charge had not been deducted at the time of purchase, Class A's aggregate total return for the same period would have been 8.25%

The Fund's aggregate total return for Class B shares was as follows for the periods indicated (reflecting the waiver of the Fund's investment advisory and administration fees and reimbursement of expenses):

2.72% for the period from commencement of operations on August 31, 1999 through April 30, 2000.

If the maximum applicable Deferred Sales Charge had not been deducted at the time of redemption, Class B's aggregate total return for the same period would have been 7.72%.

The Fund's aggregate total return for Class L shares was as follows for the period indicated (reflecting the waiver of the Fund's investment advisory and administration fees and reimbursement of expenses):


5.60% for the period from commencement of operations on August 31, 1999 through April 30, 2000.

If the maximum applicable Deferred Sales Charge had not been deducted at the time of redemption, Class L's aggregate total return for the same period would have been 7.72%

Performance will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.






DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a Federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. A shareholder may change the option at any time by notifying his Salomon Smith Barney Financial Consultant or Dealer Representative. A shareholder whose account is held directly at the sub-transfer agent should notify the sub-transfer agent in writing, requesting a change to this reinvest option.

The per share dividends on Class B and Class L shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Taxes

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Fund and Its Investments

The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the Fund will not be subject to United States federal income tax on its investment company taxable income (i.e., taxable income other than any excess of net realized long-term capital gains over net realized short-term capital losses ("net capital gains")) and its net gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of its investment company taxable income plus or minus certain other adjustments as specified in the Code, and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute. The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

The Fund may also make an election that would result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.



Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net capital gains. The Fund currently expects to distribute any excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such net capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund attributable to dividends on stock of U.S. corporations received by the Fund, with respect to which the Fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes - Taxation of United States Shareholders -Dividends and Distributions") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the Fund and its shareholders.
Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

ADDITIONAL INFORMATION

The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively.

The Company offers shares of eight separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes - A, B, L and Y. Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question or removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a "vote of a majority of the outstanding voting securities" of the Fund; however, the ratification of independent accountants, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

Annual and Semi-annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultant or the Transfer Agent.

FINANCIAL STATEMENTS

The Fund's annual report for the fiscal year ended April 30, 2000 was filed on June 29, 2000, Accession Number 0000950130-00-003667, and is incorporated in its entirety by reference.

OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Style Pure Series
Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Salomon
Smith Barney Financial Consultant or Service Agent.

	Classic Investor Series
Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

	The Concert Allocation Series
As a fund of funds, investors can select a Concert Portfolio that may help their investment needs. As needs change, investors can easily choose another long-term, diversified investment from our Concert family.

	Special Discipline Series
Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories: from natural resources to a roster of state-specific municipal funds.



36

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G:\legal\funds\sliv\2000\secdocs\premierselectionsLCfundSAI

G:\legal\funds\sliv\2000\secdocs\premierselectionsLCfundSAI
Smith Barney
Premier Selections Global Growth Fund
388 Greenwich Street
New York, New York 10013
1-800-451-2010

Statement of Additional
Information


August 28, 2000

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current combined Prospectus of Smith Barney Premier Selections Global Growth Fund, Smith Barney Premier Selections All Cap Growth Fund and the Smith Barney Premier Selections Large Cap Fund (collectively the "Fund") dated August 28, 2000, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund is a series of Smith Barney Investment Funds Inc. (the "Company"). The Fund's Prospectus may be obtained from a Service Agent (as defined on page 39) or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

TABLE OF CONTENTS
Page

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES	2
INVESTMENT RESTRICTIONS	31
DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY	32
PURCHASE OF SHARES	39
REDEMPTION OF SHARES	48
VALUATION OF SHARES	50
EXCHANGE PRIVILEGE	50
PERFORMANCE DATA	51
DIVIDENDS, DISTRIBUTIONS AND TAXES	53
ADDITIONAL INFORMATION	58
FINANCIAL STATEMENTS	60
OTHER INFORMATION	60




INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. SSB Citi Fund Management LLC ("SSB Citi" or the "Manager") serves as investment manager to the Fund.

The Fund's investment objectives may be changed only by the ''vote of a majority of the outstanding voting securities'' as defined in
the Investment Company Act of 1940 (the ''1940 Act'').   However,
the Fund's investment policies are nonfundamental, and thus may be changed by the Board of Directors, provided such change is not prohibited by the Fund's fundamental investment restrictions (described under Investment Restrictions) or applicable law, and any such change will first be disclosed in the then current prospectus. Refer to the "Investment Practices" and "Risk Factors" for further information on the Fund's investments.

Under unusual economic or market conditions as determined by the Manager, for defensive purposes the Fund may depart from its principal investment strategies and temporarily invest all or a major portion of its assets in all types of money market and short-term debt securities (including U.S. money market securities). To the extent the Fund's assets are invested for temporary defensive purposes, they will not be invested in a manner designed to achieve the Fund's investment objective.

US Equity Segment

The investment objective of the US Equity segment is capital appreciation. Although the segment may receive current income from dividends, interest and other sources, income is only an incidental consideration of the Fund. The segment attempts to achieve its investment objective by investing primarily in common stocks of companies that the Manager believes are experiencing, or have the potential to experience, growth in earnings that exceed the average earnings growth rate of companies having securities included in the S&P 500. Although the Manager anticipates that the assets of the segment ordinarily will be invested primarily in common stocks of U.S. companies, the segment may invest in convertible securities, preferred stocks, securities of foreign issuers, warrants and restricted securities. In addition, when the Manager believes that market conditions warrant, the segment may invest for temporary defensive purposes in corporate and U.S. government bonds and notes and money market instruments. The segment is also authorized to borrow in an amount of up to 5% of its total assets for extraordinary or emergency purposes, and may borrow up to 33 1/3% of its total assets less liabilities, for leveraging purposes. See "Leveraging."

International Equity Segment

Under normal market conditions, the International Equity segment invests at least 80% of its assets in diversified equity securities consisting of dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to obtain such securities and may invest up to 20% of the Fund's assets in bonds, notes and other debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political sub-divisions) or established non-United States issuers.

In seeking to achieve its objective, the International Equity segment presently expects to invest its assets primarily in common stocks of established non-United States companies which in the opinion of the Manager have potential for growth of capital.

Except as otherwise provided, the International Equity segment will invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as the Manager may determine from time to time. Allocation of the Fund's investments will depend upon the relative attractiveness of the international markets and particular issuers. Concentration of the Fund's assets in one or a few countries or currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated.

It is expected that securities of the International Equity segment will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets.

To the extent that the assets of the Interntional Equity segment are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S. as well as foreign high quality money market instruments and equivalents.

Each of the following investment practices is subject to the limitations set forth under "Investment Restrictions."

Foreign Securities (US Equity Segment) The US Equity segment may invest up to 10% of its net assets (at the time of investment) in foreign securities. The US Equity segment may invest directly in foreign issuers or invest in depositary receipts. The investments in foreign securities of the US Equity segment may involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risk associated with investing in foreign securities directly. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

EQUITY SECURITIES

Common Stocks (International Equity Segment). The International Equity segment may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks and Convertible Securities (International EquitySegment). The International Equity segment may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants (US EquitySegment) Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Warrants (International Equity Segment). The International Equity segment may purchase warrants. Warrants acquired by the International Equity segment entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs (International Equity Segment). The International Equity segment may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

Restricted Securities (US Equity Segment) Restricted securities are those that may not be sold publicly without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). For that reason, the US Equity segment may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities. At any one time, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than five business days, and securities lacking readily available market quotations will not exceed 15% of the Fund's total assets.

Illiquid and Restricted Securities (International Equity Segment). The International Equity segment may invest up to 15% of its assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933 (the ''1933 Act'')), with contractual or other restrictions on resale and other instruments that are not readily marketable.

ADRs, EDRs and GDRs (Interntional Equity Segment). The International Equity segment may also purchase ADRs, EDRs and GDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

FIXED INCOME SECURITIES

To the extent that the Fund may invest in fixed income securities, it may invest in the securities described below as noted.

Convertible Securities (US Equity Segment) Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Corporate Debt Obligations (International Equity Segment). The International Equity segment may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities (International Equity Segment).   The
U.S. Government securities in which the Fund may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. Mortgage participation certificates issued by the FHLMC generally represent ownership interests in a pool of fixed-rate conventional mortgages. Timely payment of principal and interest on these certificates is guaranteed solely by the issuer of the certificates. Other investments will include Government National Mortgage Association Certificates ("GNMA Certificates"), which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. While the U.S. Government guarantees the payment of principal and interest on GNMA Certificates, the market value of the securities is not guaranteed and will fluctuate.

Sovereign Debt Obligations (Interntional Equity Segment). The International Equity segment may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default.
Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Loans and Other Direct Debt Instruments (International Equity Segment). The International Equity segment may purchase interests in amounts owed by a corporate, governmental, or other borrower to another party. These interests may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

Floating and Variable Rate Income Securities (International Equity Segment). Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Zero Coupon, Discount and Payment-in-kind Securities (International Equity Segment). The International Equity segment may invest in "zero coupon" and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Premium Securities (International Equity Segment). The International Equity segment may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The International Equity segment will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides a fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, a fund will recognize a capital loss if it holds such securities to maturity.

Yankee Bonds (International Equity Segment). The International
Equity segment may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Loan Participations and Assignments (International Equity Segment). The International Equtiy segment may invest a segment of its assets in loan participations ("Participations"). By purchasing a Participation, the International Equity segment acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the International Equity segment having a contractual relationship only with the lender and not with the borrower. The International Equity segment will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the International Equity segment generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the International Equity segment may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the International Equity segment will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the International Equity segment may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The International Equity segment will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by management to be creditworthy.

The International Equity segment also may invest in assignments of segments of loans from third parties ("Assignments"). When it purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. The International Equity segment may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the International Equity segment's ability to dispose of particular Assignments or Participations when necessary to meet the International Equity segment's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the International Equity segment to assign a value to those securities or purposes of valuing the International Equity segment and calculating its net asset value.

Short-Term Investments (The Fund). In certain circumstances the Fund may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent the Fund is investing in short-term investments as a temporary defensive posture, the applicable Fund's investment objective may not be achieved.

Commercial Paper (International Equity Segment) Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund, therefore, may not invest in a master demand note, if as a result more than 15% of the value of the International Equity segment's total assets would be invested in such notes and other illiquid securities.

Commercial Bank Obligations (International Equity Segment). For the purposes of the International Equity segment's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this U.S. $1 billion figure is not a fundamental investment policy or restriction of the Fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and foreign branches.

Money Market Instruments (US Equity Segment) As stated in the prospectus, the US Equity segment may invest for defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Bank Obligations (US Equity Segment) Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Manager will carefully evaluate such investments on a case-by-case basis.

Savings and loans associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

DERIVATIVE CONTRACTS

Options, Futures and Currencies (International Equity Segment). The International Equity segment may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. These hedging techniques are described in detail below.

Writing Covered Call Options (International Equity Segment). The International Equity segment may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the Manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the International Equity segment

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The Manager and the Company believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the International Equity segment will not do.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with International Equity segment's investment objective. When writing a covered call option, the International Equity segment's, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or
currency decline.   Unlike one who owns securities or currencies
not subject to an option, the International Equity segment has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the International Equity segment has written expires, the International Equity segment will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the International Equity segment's custodian.

The premium the International Equity segment receives for writing a call option is deemed to constitute the market value of an option. The premium the International Equity segment will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the International Equity segment for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "DETERMINATION OF NET ASSET VALUE." The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the International Equity segment cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

The International Equity segment will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the International Equity segment, will normally have expiration dates of less than nine months from the
date written.   The exercise price of the options may be below,
equal to or above the current market values of the underlying securities or currencies at the time the options are written.
From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The International Equity segment will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the International Equity segment.

See "Additional Tax Information" for a discussion of federal income tax treatment of covered call options.

Purchasing Put Options (International Equity Segment). The International Equity segment may purchase put options. As the holder of a put option, the International Equity segment has the right to sell the underlying security or currency at the exercise price at any time during the option period. The International Equity segment may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The International Equity segment may purchase a put option on an underlying security or currency (a "protective put") owned by the International Equity segment as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the International Equity segment, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

The International Equity segment may also purchase put options at a time when the International Equity segment does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the International Equity segment seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the International Equity poriton will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by the International Equity segment when purchasing a put option will be recorded as an asset in the International Equity's segment statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options (International Equity Segment). The International Equity segment may purchase call options. As the holder of a call option, International Equity segment has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The International Equity segment may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the International Equity segment is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The International Equity segment may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the International Equity segment's current return.

Interest Rate and Currency Futures Contracts (International Equity Segment). The International Equity segment may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. The Fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. The Interntional Equity segment may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the International Equity segment's exposure to interest rate and currency exchange rate fluctuations, the International Equity segment may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date.
Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the International Equity segment will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the International Equity segment is not able to enter into an offsetting transaction, the International Equity segment will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

The International Equity segment's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect a fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The International Equity segment may each also enter into Futures transactions for non-hedging purposes, subject to applicable law.

"Margin" with respect to Futures Contracts is the amount of International Equity segment that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain the International Equity segment's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the International Equity segment's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins, which may be 5% or less of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the International Equity segment. In computing daily net asset values, the International Equity segment will mark to market the current value of its open Futures Contracts. The International Equity segment expects to earn interest income on its margin deposits.

See "Additional Tax Information" for a discussion of federal tax treatment of Futures Contracts.

Options on Futures Contracts (International Equity Segment). Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the International Equity segment may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the International Equity segment, the International Equity segment may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

In order to assure that the International Equity portion will not be deemed to be "commodity pools" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or
(ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the International Equity segment's assets.

Forward Currency Contracts, Options on Currency and Currency Swaps (International Equity Segment). A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The International Equity segment may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The International Equity segment engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The International Equity segment might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the International Equity segment might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the International Equity segment might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the International Equity segment may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the use of cross-hedges by the International Equity segment, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the cross-hedges of the International Equity segment and the movements in the exchange rates of the foreign currencies in which the assets of the International Equity segment that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The International Equity segment, however, may enter into forward contracts with deposit requirements or commissions.

A put option gives the International Equity segment, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the International Equity segment, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The International Equity segment might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

The ability of the International Equity segment to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the International Equity segment would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the International Equity portion may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the International Equity segment may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The International Equity segment may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

Interest Rate Swaps, Caps and Floors (International Equity Segment). Among the hedging transactions into which the International Equity segment may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The International Equity segment expects to enter into these transactions primarily to preserve a return or spread on a particular investment or segment of its portfolio or to protect against any increase in the price of securities the International Equity segment anticipates purchasing at a later date. The International Equity segment intends to use these transactions as a hedge and not as a speculative investment. The International Equity segment will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The International Equity segment may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the International Equity segment receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Manager and the International Equity segment believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to their borrowing restrictions. The net amount of the excess, if any, of the obligations of the International Equity segment over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The International Equity segment will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the International Equity segment will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

New options and Futures Contracts and various combinations thereof continue to be developed and the International Equity segment may invest in any such options and contracts as may be developed to the extent consistent with their investment objectives and regulatory requirements applicable to investment companies.


OTHER PRACTICES

Repurchase Agreements (US Equity Segment) The US Equity segment will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of the US Equity segment to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Manager, acting under the supervision of the Board of Directors, reviews on an ongoing basis to evaluate potential risks the value of the collateral and the creditworthiness of those banks and dealers with which the US Equity segment enters into repurchase agreements.

Repurchase Agreements (International Equity Segment). The International Equity segment may enter into repurchase agreements. The International Equity segment may invest in repurchase agreements up to 25% of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the present intention of the International Equity segment to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by a fund which are collateralized primarily by the securities subject to repurchase. The International Equity segment bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the International Equity segment is delayed in or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board of Directors, the Manager monitors the creditworthiness of all issuers with which the International Equity segment enters into repurchase agreements.

Reverse Repurchase Agreements (International Equity Segment) .
The International Equity segment does not currently intend to commit more than 5% of its net assets to reverse repurchase agreements. The Internationa Equity segment may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by a fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Fund can recover all or most of the cash invested in the International Equity segment's securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the International Equity segment has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that
cash.   Opportunities to realize earnings from the use of the
proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it
will be advantageous to the International Equity segment.   The
use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating fund's assets. The Fund's custodian bank will maintain a separate account for the International Equity segment with securities having a value equal to or greater than such commitments.

Borrowing (International Equity Segment) . The Fund may borrow up to 33% of the value of its total assets from banks for temporary or emergency purposes, such as to meet the redemptions of the International Equity segment.

Leveraging (US Equity Segment) The US Equity segment may from time to time leverage its investments by purchasing securities with borrowed money. The US Equity segment may borrow money only from banks and in an amount not to exceed 33 1/3% of the total value of its assets less its liabilities. The amount of borrowings by the US Equity segment also may be limited by the availability and cost of credit and by restrictions imposed by the Federal Reserve Board.

The US Equity segment is required under the Investment Company Act of 1940, as amended (the "1940 Act") to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, asset coverage of the US Equity segment drops below 300%, the US Equity segment must reduce its outstanding bank debt within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the shares of the US Equity segment to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the shares of the US Equity segment to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate the net investment income of the US Equity segment in any given period.

Leverage (International Equity Segment) . The International Equity segment may borrow from banks, on a secured or unsecured basis, up to 33% of the value of its total assets and use the proceeds to make additional investments. Income and appreciation from such investments will improve the Fund's performance if they exceed the associated borrowing costs, but will impair a fund's performance if they are less than the borrowing costs. This speculative factor is known as "leverage."

Leverage creates an opportunity for increased returns to shareholders of the International Equity segment but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the shares of the International Equity segment and in the yield of the International Equity segment. Although the principal or stated value of such borrowings will be fixed, the assets of athe International Equity segment may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the International Equity segment which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest International Equity segment will have to pay in respect thereof, the net income of the International Equity segment or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the International Equity segment will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the International Equity segment.

Lending of Portfolio Securities (US Equity Segment) The US Equity segment has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable regulatory requirements. The US Equity segment may not lend its portfolio securities to Salomon Smith Barney or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the US Equity segment will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities") which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the US Equity segment may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the US Equity segment or with Salomon Smith Barney, and which is acting as a "finder."

In lending its portfolio securities, the US Equity segment can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the US Equity segment must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the US Equity segment must be able to terminate the loan at any time; (d) the US Equity segment must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the US Equity segment may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager the consideration to be earned from such loans would justify the risk.

Securities Lending (International Equity Segment) . The International Equity segment may lend securities in amounts up to one-third of total assets. International Equity Segment each may lend securities in amounts up to 15% of total assets. The International Equity segment may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. Government Obligations equal to no less than the market value, determined daily, of the securities loaned. The International Equtiy segment will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Fund may pay reasonable finders, administrative and custodial fees. Management will limit such lending to not more than one-third of the value of the total assets of International Equity segment. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the investment of the International Equity segment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, the International Equity segment will make loans to other persons.

When-Issued and Delayed Delivery Securities (International Equity Segment). The International Equity segment may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the International Equity segment with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the International Equity segment at the time of entering into the transaction. The Chase Manhattan Bank, the Company's custodian (the "Custodian") will maintain, in a segregated account of the applicable fund, cash, debt securities of any grade or equity securities, having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered, and are mark to market daily, pursuant to guidelines established by the Directors. The Custodian will likewise segregate securities sold on a delayed basis. The payment obligations and the interest rates that will be received are each fixed at the time the International Equity segment enters into the commitment and no interest accrues to the International Equity segment until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Short Sales (International Equity Segment). The International Equity segment may sell securities "short against the box." While a short sale is the sale of a security the International Equity segment does not own, it is "against the box" if at all times when the short position is open, the International Equity segment owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. The ability to use short sales to defer recognition of gains was substantially limited by certain "constructive sale" tax provisions enacted in 1997.

The Articles of Incorporation of the Company permit the Board of Directors to establish additional funds of the Company from time to time. The investment objectives, policies and restrictions applicable to additional funds would be established by the Board of Directors at the time such funds were established and may differ from those set forth in the Prospectus and this Statement of Additional Information.

RISK FACTORS

US Equity Segment

Certain Risk Considerations Securities of the kinds of companies in which the US Equity segment invests may be subject to significant price fluctuation and above-average risk. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the US Equity segment is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the should not be considered as a complete investment program and may not be appropriate for all investors.

Portfolio Turnover. The investment policies of the US Equity segment may result in its experiencing a greater portfolio turnover rate than those of investment companies that seek to produce income or to maintain a balanced investment position. Although the portfolio turnover rate of the US Equity segment cannot be predicted and will vary from year to year, the Manager expects that the Fund's annual portfolio turnover rate may exceed 100%, but will not exceed 200%. A 100% portfolio turnover rate would occur, for instance, if all securities in the US Equity segment were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income.

International Equity Segment

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that net asset value of the International Equity segment will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Non-diversification and Geographic Concentration. A fund that is "non-diversified" is permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers, and thus may be subject to greater credit and liquidity risks with respect to their individual portfolios than a fund that is more broadly diversified. In addition, concentration of a fund's assets in one or a few countries or currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated.

Fixed Income Securities. Investments in fixed income securities may subject the International Equity segment to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and Interntional Equity segment will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the International Equity segment will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the International Equity segment, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.
Since International Equity segment will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Fund does not adequately hedge against such fluctuations, affect the value of securities in the International Equity segment and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which investments of the International Equity segment are denominated relative to the U.S. dollar will affect the Fund's net asset value of the International Equity segment. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which securities of the International Equity segment are quoted would reduce the net asset value per share of the International Equity poriton.

Special Risks of countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

Securities of Developing/Emerging Markets Countries.   A
developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or the Fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that a fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of the Fund's investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Restrictions on Foreign Investment.   Some countries prohibit or
impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the International Equity segment of the Fund As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

A number of countries, such as South Korea, Taiwan and Thailand, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, each fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for International Equity segment to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the International Equity segment acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the company (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts the Fund's investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of the International Equity segment to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the International Equity segment due to subsequent declines in value of the portfolio security or, if the International Equity segment has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

Derivative Instruments. In accordance with its investment policies, the International Equity segment may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the International Equity segment, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. The investment of the International Equity segment also involves a risk that the portfolio Manager's expectations will be wrong. Transactions in derivative instruments often enable International Equity segment to take investment positions that more precisely reflect the portfolio Manager's expectations concerning the future performance of the various investments available to the International Equity segment. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Fund is not readily marketable and are subject to a fund's restrictions on illiquid investments.

Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for International Equity segment is reviewed and analyzed by the portfolio manager of the International Equity segment to assess the risk and reward of each such instrument in relation the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Interntional Equity segment and and the Fund's shareholders.

Special Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. The International Equity poriton, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where the International Equity segment enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other assets of the International Equity segment.

Furthermore, in the case of a Futures Contract purchase, in order to be certain that International Equity segment has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract with an amount of cash and liquid securities from the International Equity segment equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

The Fund

Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Fund's portfolios; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2000, and beyond; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.

MASTER/FEEDER FUND STRUCTURE

The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below and the Fund's investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. Any remaining restrictions may be changed by a vote of a majority of the Company's Board of Directors at any time.

Under the investment restrictions adopted by the Company with respect to the Fund: the Fund will not
1.	Invest more than 25% of its total assets in securities, the
issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 331/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

3.	Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

4.	Make loans.  This restriction does not apply to: (a) the
purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

6.	Engage in the business of underwriting securities issued by
other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Purchase or otherwise acquire any illiquid security except
as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The Directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Paul R. Ades, Director (Age 59). Law firm of Paul R & Ades, PLLC.
His address is Argyle Square, 181 West Main Street, Suite C, P.O.
Box 790, Babylon, New York 11702.

Herbert Barg, Director (Age 77). Private investor. His address is
273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

Dwight B. Crane, Director (Age 62). Professor, Graduate School of
Business Administration, Harvard University. His address is
Harvard Business School, Soldiers Field, Morgan Hall #371, Boston, Massachusetts 02163.

Frank G. Hubbard, Director (Age 62).  Vice President, S&S
Industries; Former Corporate Vice President, Materials Management and Marketing Services of Huls America, Inc. His address is
Avatar International, Inc., 87 Whittredge Road, Summit, New Jersey
07901.

*Heath B. McLendon, Chairman of the Board, President and Chief Executive Officer (Age 67). Managing Director of Salomon Smith Barney Inc. ("Salomon Smith Barney"); Director and President of SSB Citi and Travelers Investment Adviser, Inc. ("TIA"); and formerly Chairman of the Board of Smith Barney Strategy Advisers Inc. Mr. McLendon is a director of 78 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 7 World Trade Center, 45th Floor, New York, New York 10048.

Jerome H. Miller, Director (Age 61).  Retired, Former President,
Asset Management Group of Shearson Lehman Brothers. His address is 27 Hemlock Road, Manhasset, New York, NY 11030.

Ken Miller, Director (Age 57). President of Young Stuff Apparel
Group, Inc.  His address is 1411 Broadway, 6th Floor, Suite 610,
New York, New York 10018.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 42). Managing Director of Salomon Smith Barney; Director and Senior Vice President of SSB Citi and TIA; Senior Vice President and Treasurer of 61 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Jeffrey Russell, CFA, Vice President and Investment Officer (Age
42).  Managing Director of Salomon Smith Barney; Investment
Officer of SSB Citi.  His address is 7 World Trade Center, New
York, New York 10048.

Richard Freeman, Vice President and Investment Officer (Age 45).
Managing Director of Salomon Smith Barney;  Investment Officer of
SSB Citi.  His address is 7 World Trade Center, New York, New York
10048.

Paul Brook, Controller (Age 46). Director of Salomon Smith Barney; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP; Controller or Assistant Treasurer of 43 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Christina T. Sydor, Secretary (Age 49). Managing Director of Salomon Smith Barney; General Counsel and Secretary of SSB Citi and TIA; Secretary of 61 investment companies associated with Citigroup. Her address is 388 Greenwich Street, New York, New York 10013.

No officer, director or employee of Salomon Smith Barney or any parent or subsidiary receives any compensation from the Company for serving as an officer or director of the Company. The Company pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $22,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 1999 such expenses totaled $18,574. For the calendar year ended December 31, 1999, the Directors of the Company were paid the following compensation:








Name of Person



Aggregate
Compensation
from Company
Fiscal Year
End
 12/31/99

Total Pension
or Retirement
Benefits
Accrued as
part of Fund
Expenses
Compensation
from Company
and Fund
Complex Paid
to Directors
Calendar Year
Ending
12/31/99


Number of
Funds for
Which
Director
Serves Within
Fund Complex





Paul R. Ades
$28,369
$0
$56,238
5
Herbert Barg
28,369
0
114,288
16
Dwight B. Crane
26,297
0
155,363
23
Frank G. Hubbard
28,269
0
56,138
5
Heath B. McLendon
0
0
0
78
Jerome Miller
26,197
0
51,613
5
Ken Miller
24,847
0
47,188
5

Upon attainment of age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended.

As of August 1, 2000, the Directors and Officers of the Fund as a group, owned less than 1.00% of the outstanding common stock of the Fund.

As of August 1, 2000, the following shareholders beneficially owned 5% or more of a class of shares of the Fund:

Class A

GKN Automotive Inc. Pension Plan
Attn. Jon Giannangeli
3300 University Drive
Auburn Hills, Michigan 48326-2389
owned 87,719.938 shares (5.5256%)


International Flavors & Fragrances Inc. Pension Plan
Doug Wetmore VP and CFO
521 West 57th Street
New York, New York 10019-2901
owned 87,719.938 shares (5.5256%)


Investment Manager - SSB Citi

SSB Citi (successor to SSBC Fund Management Inc.) serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund which was approved by the Board of Directors, including a majority of Directors who are not "interested persons" of the Fund or the Manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the Company's Board of Directors, the Manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund.
The Manager pays the salary of any officer and employee who is employed by both it and the Fund. The Manager bears all expenses in connection with the performance of its services. The Manager also: (a) assists in supervising all aspects of the Fund's operations except those it performs under its investment advisory agreement; b) supplies the Fund with office facilities (which may be in SSB Citi's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii) applicable deferred sales charges ("Deferred Sales Charges") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

SSB Citi (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of December 31, 1999 in excess of $183 billion.

As compensation for investment management services, the Fund pays the Manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Fund, the investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the Fund's code of ethics is on file with the SEC.

Counsel and Auditors

Willkie Farr & Gallagher serves as counsel to the Company. The
Directors who are not "interested persons" of the Company have selected Stroock & Stroock & Lavan LLP to serve as their legal counsel.

KPMG LLP, independent accountants, 757 Third Avenue, New York, New York 10017, serve as auditors of the Fund and will render an opinion on the Fund's financial statements annually beginning with the fiscal period ending April 30, 2001.

Custodian and Transfer Agent

PNC Bank, National Association ("PNC Bank"), located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the custodian of the Fund. Under its agreement with the Company on behalf of the Fund, PNC Bank holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC Bank receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

Citi Fiduciary Trust Company (the "transfer agent") located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund.

PFPC Global Fund Services (the "sub-transfer agent"), located at
P.O. Box 9699, Providence Rhode Island 02940-9699, serves as the
Fund's sub-transfer agent to render certain shareholder record-keeping and accounting services functions.

Distributor

Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the Fund 's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the Fund 's Board of Directors, including a majority of the Directors who are not interested persons of the Fund (the "Independent Directors"), on April 13, 2000. This Distribution Agreement replaces the Distribution Agreement with CFBDS, Inc.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The Company's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution Agreements for continuance.

Distribution Arrangements

To compensate Salomon Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. Under the Plan, the Fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays Salomon Smith Barney a distribution fee with respect to the Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors including all of the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Portfolio Transactions

The Manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including Salomon Smith Barney) which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including Salomon Smith Barney, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis.

Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall supervision and review of the Company's Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the Manager.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Manager receives research, statistical and quotation services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Manager's fee under the management agreement is not reduced by reason of its receiving such brokerage and research services. The Company's Board of Directors, in its discretion, may authorize the Manager to cause the Fund to pay a broker that provides brokerage and research services to the Manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Salomon Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's Board of Directors has determined that any portfolio transaction for the Fund may be executed through Salomon Smith Barney or an affiliate of Salomon Smith Barney if, in the Manager's judgment, the use of Salomon Smith Barney or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, Salomon Smith Barney or the affiliate charges the Fund a commission rate consistent with those charged by Salomon Smith Barney or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, Salomon Smith Barney may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized Salomon Smith Barney to effect such transactions; and (b) Salomon Smith Barney annually advises the Fund of the aggregate compensation it earned on such transactions.

Even though investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other Funds that have similar investment objectives but that are not subject to a similar limitation.

Portfolio Turnover

The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. The Manager will rebalance the allocation of value and growth securities in the Fund's portfolio at the end of each quarter and at any time in which the percentage of the Fund's portfolio invested in either value or growth securities equals or exceeds 55% of the Fund's total assets invested in both value and growth securities for a period of more than 10 days. As a result, when securities in either the value or growth style segment of the Fund's portfolio have underperformed the securities in the segment of the portfolio devoted to the other style, the Manager will rebalance the portfolio to increase the Fund's assets allocated to the style that underperformed, and decrease the assets allocated to the style that outperformed, the other style. The Manager will also monitor the Fund's portfolio to ensure that no more than 25% of the Fund's assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The Manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund's investment policies.

PURCHASE OF SHARES

General

Investors may purchase shares from a Salomon Smith Barney Financial Consultant, or from a broker-dealer, financial intermediary or a financial institution (each called a "Service Agent"). In addition, certain investors, including qualified retirement plans purchasing through certain Srevice Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under
Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from, or proceeds from a sale of, a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

Purchase orders received by the Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through a Service Agent, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Salomon Smith Barney Financial Consultant or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:






Amount
of
Investme
nt

Sales Charge
as a %
of
Transaction

Sales
Charge as a
% of Amount
Invested

Broker/Dealer
Compensation
as %
Of Offering
Price
Less than
$25,000
5.00%
5.26%
4.50%
$ 25,000 -
49,999
4.25
4.44
3.830
50,000 -
99,999
3.75
3.90
3.38
100,000 -
249,999
3.25
3.36
2.93
250,000 -
499,999
2.75
2.86
2.48
500,000 -
999,000
2.00
2.04
1.80
1,000,000 or
more
-0-*
-0-*
-0-*

*	Purchases of Class A shares of $1,000,000 or more will be
made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred
Sales Charge on Class A shares is payable to Salomon Smith Barney, which compensates Service Agents whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred
Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the transfer agent to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

"Deferred Sales Charges are applicable to:(a) Class B shares; (b)
Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales
Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


Year Since Purchase Payment Was
Made

Deferred Sales Charge

First

5.00%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Salomon Smith Barney Retirement Programs. You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The Fund offers Class A, Class L, and, in limited circumstances, Class O shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:

Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Salomon Smith Barney Financial
Consultant, Service Agent or the transfer agent.

Retirement Programs Opened On or After June 21, 1996.   If, at the
end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoiceTM Program, a participating plan's total Class L and/or Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L and/or Class O shares for Class A shares of the Fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Retirement Programs Opened Prior to June 21, 1996.   In any year
after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L and/or Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L and/or Class O shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any participating plan in the Smith Barney 401(k) or ExecChoiceTM Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L and/or Class O shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) or ExecChoiceTM Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L and/ or Class O shares not converted will continue to be subject to the distribution fee.

Participating plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Retirement Programs Investing in Class B Shares:   Class B shares
of a fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a Deferred Sales Charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401(k) Program.

At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of the same fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-Deferred Sales Charge Alternatives."

No Deferred Sales Charge is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the Deferred Sales Charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the Deferred Sales Charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

The Deferred Sales Charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan as a result of: (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability of an employee in the participating plan; (d) the attainment of age 591/2 by an employee in the participating plan;
(e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a Director or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and
(d) a Director or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant or a Service Agent.

Determination of Public Offering Price

The Fund offers its shares to current shareholders of the Fund on a continuous basis. The public offering price for a Class A, Class B and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The public offering price for a Class L share includes a 1.00% initial sales charge. A Deferred Sales Charge is imposed on certain redemptions of Class B shares, and on Class L shares and Class A shares (purchased in amounts exceeding $500,000) redeemed within one year of purchase.



REDEMPTION OF SHARES

The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund's shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.


Distributions in Kind

If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Additional Information Regarding Telephone Redemption And Exchange
Program

Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant or the Fund's sub-transfer agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

VALUATION OF SHARES

The net asset value per share of the Fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Company's Board of Directors.

EXCHANGE PRIVILEGE

Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

C. Class L shares of any fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the Fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant or a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to
(a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

PERFORMANCE DATA

From time to time, the Company may advertise the Fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

From time to time, the Company may quote the Fund's total return in advertisements or in reports and other communications to shareholders. The Company may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include the following industry and financial publications- Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.


Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

	P (1 + T)n = ERV

	Where:	P	=	a hypothetical initial payment of $
1,000.
			T	=	average annual total return.
			n	=	number of years.
			ERV	=	Ending Redeemable Value of a
hypothetical $1,000
					investment made at the beginning of
a 1-, 5- or 10-year
					period at the end of the 1-, 5- or
10-year period (or
					fractional portion thereof),
assuming reinvestment of all
					dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

Aggregate Total Return

The Fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

ERV - P
P

	Where: 	P 	=	a hypothetical initial payment of
$10,000.

				ERV	=	Ending Redeemable Value of a
hypothetical $10,000 investment made
at the beginning of the 1-, 5- or
10-year period at the end of the 1-,
5- or 10-year period (or fractional
portion thereof), assuming
reinvestment of all dividends and
distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Performance will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a Federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. A shareholder may change the option at any time by notifying his Salomon Smith Barney Financial Consultant or Dealer Representative. A shareholder whose account is held directly at the sub-transfer agent should notify the sub-transfer agent in writing, requesting a change to this reinvest option.

The per share dividends on Class B and Class L shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Taxes

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Fund and Its Investments

The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the Fund will not be subject to United States federal income tax on its investment company taxable income (i.e., taxable income other than any excess of net realized long-term capital gains over net realized short-term capital losses ("net capital gains")) and its net capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute. The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

The Fund may also make an election that would result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net capital gains. The Fund currently expects to distribute any excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such net capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund attributable to dividends on stock of U.S. corporations received by the Fund, with respect to which the Fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes - Taxation of United States Shareholders -Dividends and Distributions") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the Fund and its shareholders.
Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.



ADDITIONAL INFORMATION

The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively.

The Company offers shares of eight separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes - A, B, L and Y. Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question or removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a "vote of a majority of the outstanding voting securities" of the Fund; however, the ratification of independent accountants, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

Annual and Semi-annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultant or the Transfer Agent.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund had not yet file an annual report.


OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Style Pure Series
Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Salomon
Smith Barney Financial Consultant or Service Agent.

	Classic Investor Series
Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

	The Concert Allocation Series
As a fund of funds, investors can select a Concert Portfolio that may help their investment needs. As needs change, investors can easily choose another long-term, diversified investment from our Concert family.

Special Discipline Series
Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories: from natural resources to a roster of state-specific municipal funds.



36

6
legal\funds\sliv\2000\secdocs\premierselectionsglobalgrowthfundsai legal\funds\sliv\2000\secdocs\premierselectionsglobalgrowthfundsai
Smith Barney
Premier Selections All Cap Growth Fund
388 Greenwich Street
New York, New York 10013
1-800-451-2010

Statement of Additional
Information


August 28, 2000

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current combined Prospectus of Smith Barney Premier Selections All Cap Growth Fund, the Smith Barney Premier Selections Global Growth Fund and the Smith Barney Premier Selections Large Cap Fund (collectively the "Fund") dated August 28, 2000, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund is a series of Smith Barney Investment Funds Inc. (the "Company"). The Fund's Prospectus may be obtained from a Service Agent (as defined on page 29) or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

TABLE OF CONTENTS
Page

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES	2
INVESTMENT RESTRICTIONS	21
DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY	23
PURCHASE OF SHARES	29
REDEMPTION OF SHARES	37
VALUATION OF SHARES	39
EXCHANGE PRIVILEGE	40
PERFORMANCE DATA	41
DIVIDENDS, DISTRIBUTIONS AND TAXES	43
ADDITIONAL INFORMATION	48
FINANCIAL STATEMENTS	49
OTHER INFORMATION	49




INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. SSB Citi Fund Management LLC ("SSB Citi" or the "Manager") serves as investment manager to the Fund.

Mid Cap Growth Segment of the Fund

The Fund is an open-end, diversified, management investment company whose investment objective is to seek long-term growth of capital by investing, under normal market conditions, at least 65% of its total assets in equity securities of medium-sized companies. Medium sized companies are those whose market capitalization is within the market capitalization range of companies in the S&P Mid Cap Index ("Index") at the time of investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of January 29, 1999, the largest market capitalization of a company in the Index was $11.4 billion and the smallest market capitalization was $240 million. Investing in medium-capitalization stocks may involve greater risk than investing in large capitalization stocks since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The Fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities. The Fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of the Fund to be as fully invested in equity securities as practicable at all times.

Large Cap Growth Segment of the Fund

The Fund normally invests at least 65% of its total assets in equity securities of large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance. The Fund does have the flexibility, however, to invest the balance in companies with other market capitalizations. The Fund defines large market capitalization companies as those with market capitalization of $5 billion or more at the time of the Fund's investment. Companies whose capitalizations falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 65% policy.

Under normal market conditions, the majority of the Fund's portfolio will consist of common stock, but it also may contain money market instruments for cash management purposes. The Fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

FOREIGN SECURITIES

Large Cap Growth Segment of the Fund

The Large Cap Growth segment of the Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the Fund's investment in these types of securities to 10% of the Fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

Mid Cap Growth Segment of the Fund

The Mid Cap Growth Segment of the Fund has the authority to invest up to 25% of its assets in foreign securities (including European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs")) and American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Mid Cap Growth Segment of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Mid Cap Growth Segment of the Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. In addition, the Mid Cap Growth Segment of the Fund may invest in securities into which they may be converted. The Mid Cap Growth Segment of the Fund also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of a specified amount of currencies of certain of the twelve member states of the European Community. In addition, the Fund may invest in securities denominated in other currency "baskets."

Small Cap Growth Segment of the Fund

Small Cap Growth Segment of the Fund has the authority to invest up to 10% of its assets in foreign securities "EDRs" and GDRs and ADRs or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a domestic company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity and negative government actions like currency controls or seizure of private business or property are more likely. The Small Cap Growth Segment of the Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well.

LENDING PORTFOLIO SECURITIES

Small Cap Growth Segment of the Fund

Consistent with applicable regulatory requirements and for cash management purposes, the Small Cap Growth Segment of the Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The Small Cap Growth Segment of the Fund may not lend its portfolio securities to the Manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

In lending its portfolio securities, The Small Cap Growth Segment of the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the Small Cap Growth Segment of the Fund's portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Company's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to: (a) the borrower; and/or (b) a third party, which is unaffiliated with the Fund, the Manager and which is acting as a "finder."

Large-Cap Growth and Mid-Cap Growth Segments of the Fund Consistent with applicable regulatory requirements, the Large-Cap Growth Segment and the Mid-Cap Growth Segment of the Fund may each lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The Fund will not lend portfolio securities to affiliates of the Adviser unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."
By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not the primary investment goal of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Large-Cap Growth Segment and the Mid-Cap Growth Segment of the Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.
REPURCHASE AGREEMENTS
The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's Manager. The Manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the Manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.
REVERSE REPURCHASE AGREEMENTS
Small Cap Growth Segment and Mid Cap Growth Segments of the Fund

The Small Cap Growth and Mid Cap Growth Segments of the Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the Investment Company Act of 1940, as amended, reverse repurchase agreements may be considered borrowings by the seller.

Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

Each Segment currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.





WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS

Small Cap Growth Segment of the Fund

In order to secure what the Manager considers to be an advantageous price or yield, the Small Cap Growth Segment of the Fund may purchase U.S. government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. The Fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. government securities on a when-issued basis or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

The Fund will at times maintain in a segregated account cash or liquid securities equal to the amount of the Fund's when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Fund's assets. That is, to the extent the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Fund's payment obligations).

Mid Cap Growth and Large Cap Growth Segments of the Fund

The Mid Cap Growth and Large Cap Growth Segments of the Fund may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis.
The Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
When the Fund agrees to purchase when-issued or delayed-delivery securities, its Fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Fund's books. Normally, the Fund will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

MONEY MARKET INSTRUMENTS

Small Cap Growth Segment of the Fund

As stated in the Prospectus, the Small Cap Growth Segment of the Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amounts of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SSB Citi will carefully evaluate such investments on a case-by-case basis.

Savings and loan associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Mid Cap Growth Segment of the Fund

The Mid Cap Growth Segment of the Fund may invest for temporary defensive purposes in short-term instruments including corporate and government bonds and notes and money market instruments. Short-term instruments in which the Fund may invest include obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by Standard & Poor's Ratings Group or Prime-2 by Moody's Investors Service, Inc. or the equivalent from another nationally recognized statistical rating organization or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the Trust's Board of Directors. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Large Cap Growth Segment of the Fund

The Large Cap Growth Segment of the Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

OPTIONS, FUTURES AND CURRENCY STRATEGIES

The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. There can be no assurance that such efforts will succeed.

In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liquidation value of the Fund's assets. To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the investment adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the investment adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the Manager expects to decline in an amount approximating the value of some or all of the Fund's securities denominated in that currency, or when the Manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the Fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the Manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Fund are denominated ("cross hedging"). The Fund's custodian places (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the Fund having a value equal to the aggregate account of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the amount will equal the amount of the Fund's commitments with respect to such contracts.

For hedging purposes, the Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the Manager intends to include in its portfolio. The Fund also may use interest rates futures contracts and options thereon to hedge against changes in the general level in interest rates.

The Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is "covered" if the Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its custodian.

Although the Fund might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the investment adviser's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time and possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Taxes."

Over-the-counter options in which the Fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Large Cap Growth and Mid Cap Growth Segment of the Fund

The Fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the options do not move in the direction or to the extent anticipated.

OPTIONS ON SECURITIES

As discussed more generally above, the Fund may engage in the writing of covered call options. The Fund may also purchase put options and enter into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

The Fund may write (a) in-the-money call options when SSB Citi expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when SSB Citi expects the price of the underlying security to remain flat or advance moderately during the option period and
(c) out-of-the-money call options when SSB Citi expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Although the Fund generally will purchase or write only those options for which SSB Citi believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of SSB Citi and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because a Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although SSB Citi will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of call options and purchasing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.

STOCK INDEX OPTIONS

As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to SSB Citi's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Small Cap Growth Segment of the Fund

As described generally above, the Small Cap Growth Segment of the Fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

The purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund's not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the Fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the Fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the ability of SSB Citi to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Mid Cap Growth and Large Cap Growth Segments of the Fund

As described generally above, the Mid Cap Growth and Large Cap Growth Segments of the Fund may invest in stock index futures contracts and options on futures contracts traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. The Fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options only on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated at the Fund's custodian to the extent required by law.

The purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Fund anticipates an increase in the price of stocks it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund's not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the Fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the Fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the ability of the Manager to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

EQUITY SECURITIES

Mid Cap Growth and Large Cap Growth Segment of the Fund
Mid Cap Growth and Large Cap Growth Segment of the Fund will normally invest at least 65% of its assets in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
CONVERTIBLE SECURITIES

Mid Cap Growth Segment of the Fund

Convertible securities in which the Mid Cap Growth Segment of the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

DEBT SECURITIES

Mid Cap Growth Segment of the Fund

Debt securities in which the Mid Cap Growth Segment of the Fund may invest include notes, bills, commercial paper, obligations issued or guaranteed by the government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit. Debt securities represent money borrowed that obligate the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

All debt securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of the Fund's investments in debt securities will change as the general levels of interest rates fluctuate. During periods of falling interest rates, the value of the Fund's debt securities will generally rise. Conversely, during periods of rising interest rates, the value of the Fund's debt securities will generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest. The Fund has no restrictions with respect to the maturities or duration of the debt securities it holds. The Fund's investment in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund's shorter-term securities.

U.S. GOVERNMENT SECURITIES

Mid Cap Growth Segment of the Fund

The Mid Cap Growth Segment of the Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.



ILLIQUID SECURITIES

Mid Cap Growth and Large Cap Growth Segments of the Fund

The Mid Cap Growth and Large Cap Growth Segments of the Fund each may invest up to an aggregate amount equal to 10% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

MASTER/FEEDER FUND STRUCTURE

The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below and the Fund's investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. Any remaining restrictions may be changed by a vote of a majority of the Company's Board of Directors at any time.

Under the investment restrictions adopted by the Company with respect to the Fund: the Fund will not
1.	Invest more than 25% of its total assets in securities, the
issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 331/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

3.	Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

4.	Make loans.  This restriction does not apply to: (a) the
purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

6.	Engage in the business of underwriting securities issued by
other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Purchase or otherwise acquire any illiquid security except
as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The Directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Paul R. Ades, Director (Age 59).  Law firm of Paul R. Ades PLLC.
His address is Argyle Square, 181 West Main Street, Suite C, P.O.
Box 790, Babylon, New York 11702.

Herbert Barg, Director (Age 77). Private investor. His address is
273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

Dwight B. Crane, Director (Age 62). Professor, Graduate School of
Business Administration, Harvard University. His address is
Harvard Business School, Soldiers Field, Morgan Hall #371, Boston, Massachusetts 02163.

Frank G. Hubbard, Director (Age 62).  Vice President, S&S
Industries; Former Corporate Vice President, Materials Management and Marketing Services of Huls America, Inc. His address is
Avatar International, Inc., 87 Whittredge Road, Summit, New Jersey
07901.

*Heath B. McLendon, Chairman of the Board, President and Chief Executive Officer (Age 67). Managing Director of Salomon Smith Barney Inc. ("Salomon Smith Barney"); Director and President of SSB Citi Fund Management LLC and Travelers Investment Adviser, Inc. ("TIA"); and formerly Chairman of the Board of Smith Barney Strategy Advisers Inc. Mr. McLendon is a director of 78 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 7 World Trade Center, 45th Floor, New York, New York 10048.

Jerome H. Miller, Director (Age 61).  Retired, Former President,
Asset Management Group of Shearson Lehman Brothers. His address is 27 Hemlock Road, Manhasset, New York, NY 11030.

Ken Miller, Director (Age 57). President of Young Stuff Apparel
Group, Inc.  His address is 1411 Broadway, 6th Floor, Suite 610,
New York, New York 10018.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 42). Managing Director of Salomon Smith Barney; Director and Senior Vice President of SSB Citi and TIA; Senior Vice President and Treasurer of 61 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Alan Blake, Vice President and Investment Officer (Age 48).
Managing Director of Salomon Smith Barney; Investment Officer of
SSB Citi.  His address is 7 World Trade Center, New York, New York
10048.

Lawrence Weissman, Vice President and Investment Officer (Age 37). Managing Director of Salomon Smith Barney; Investment Officer of SSB Citi; prior to 1998, portfolio manager at Neuberger & Berman, LLC; prior to that he was a portfolio manager at TIAA-CREFF. His address is 388 Greenwich Street, New York, New York 10013.

Timothy Woods, CFA, Vice President and Investment Officer (Age
38). Managing Director of Salomon Smith Barney; prior to July 1999, Principal at Bankers Trust Company and manager of the Small-Mid Cap Growth Team. His address is 388 Greenwich Street, New York, New York 10013.

Paul Brook, Controller (Age 46). Director of Salomon Smith Barney; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP; Controller or Assistant Treasurer of 43 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Christina T. Sydor, Secretary (Age 49). Managing Director of Salomon Smith Barney; General Counsel and Secretary of SSB Citi and TIA; Secretary of 61 investment companies associated with Citigroup. Her address is 388 Greenwich Street, New York, New York 10013.

No officer, director or employee of Salomon Smith Barney or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $22,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 1999 such expenses totaled $18,574. For the calendar year ended December 31, 1999, the Directors of the Company were paid the following compensation:








Name of Person



Aggregate
Compensation
from Company
Fiscal Year
End
12/31/99

Total Pension
or Retirement
Benefits
Accrued as
part of Fund
Expenses
Compensation
from Company
and Fund
Complex Paid
to Directors
Calendar Year
Ending
12/31/99


Number of
Funds for
Which
Director
Serves Within
Fund Complex





Paul R. Ades
$28,369
$0
$56,238
5
Herbert Barg
28,369
0
114,288
16
Dwight B. Crane
26,297
0
155,363
23
Frank G. Hubbard
28,269
0
56,138
5
Heath B. McLendon
0
0
0
78
Jerome Miller
26,197
0
51,613
5
Ken Miller
24,847
0
47,188
5

Upon attainment of age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended.

As of August 1, 2000, the Directors and Officers of the Fund as a group, owned less than 1.00% of the outstanding common stock of the Fund.

SSB Citi (successor to SSBC Fund Management Inc.) serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund which was approved by the Board of Directors, including a majority of Directors who are not "interested persons" of the Fund or the Manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the Company's Board of Directors, the Manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund.
The Manager pays the salary of any officer and employee who is employed by both it and the Fund. The Manager bears all expenses in connection with the performance of its services. The Manager also: (a) assists in supervising all aspects of the Fund's operations except those it performs under its investment advisory agreement; b) supplies the Fund with office facilities (which may be in SSB Citi's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii) applicable deferred sales charges ("Deferred Sales Charges") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

SSB Citi (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of July 31, 2000 in excess of $189 billion.

As compensation for investment management services, the Fund pays the Manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Fund, the investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the Fund's code of ethics is on file with the SEC.

Counsel and Auditors

Willkie Farr & Gallagher serves as counsel to the Company. The
Directors who are not "interested persons" of the Company have selected Stroock & Stroock & Lavan LLP to serve as their legal counsel.

KPMG LLP, independent accountants, 757 Third Avenue, New York, New York 10017, serve as auditors of the Fund and will render an opinion on the Fund's financial statements annually.

Custodian and Transfer Agent

PNC Bank, National Association ("PNC Bank"), located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the custodian of the Fund. Under its agreement with the Company on behalf of the Fund, PNC Bank holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC Bank receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

Citi Fiduciary Trust Company (the "transfer agent") located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund.

PFPC Global Fund Services (the "sub-transfer agent"), located at
P.O. Box 9699, Providence Rhode Island 02940-9699, serves as the
Fund's sub-transfer agent to render certain shareholder record-keeping and accounting services functions.

Distributor

Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the Fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund (the "Independent Directors"), on April 13, 2000. This Distribution Agreement replaces the Distribution Agreement with CFBDS, Inc.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The Company's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution Agreements for continuance.

Distribution Arrangements

To compensate Salomon Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. Under the Plan, the Fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays Salomon Smith Barney a distribution fee with respect to the Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors including all of the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Portfolio Transactions

The Manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including Salomon Smith Barney) which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including Salomon Smith Barney, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis.

Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall supervision and review of the Company's Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the Manager.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Manager receives research, statistical and quotation services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Manager's fee under the management agreement is not reduced by reason of its receiving such brokerage and research services. The Company's Board of Directors, in its discretion, may authorize the Manager to cause the Fund to pay a broker that provides brokerage and research services to the Manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Salomon Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's Board of Directors has determined that any portfolio transaction for the Fund may be executed through Salomon Smith Barney or an affiliate of Salomon Smith Barney if, in the Manager's judgment, the use of Salomon Smith Barney or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, Salomon Smith Barney or the affiliate charges the Fund a commission rate consistent with those charged by Salomon Smith Barney or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, Salomon Smith Barney may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized Salomon Smith Barney to effect such transactions; and (b) Salomon Smith Barney annually advises the Fund of the aggregate compensation it earned on such transactions.

Even though investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other Funds that have similar investment objectives but that are not subject to a similar limitation.

Portfolio Turnover

The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. The Manager will rebalance the allocation of value and growth securities in the Fund's portfolio at the end of each quarter and at any time in which the percentage of the Fund's portfolio invested in either value or growth securities equals or exceeds 55% of the Fund's total assets invested in both value and growth securities for a period of more than 10 days. As a result, when securities in either the value or growth style segment of the Fund's portfolio have underperformed the securities in the segment of the portfolio devoted to the other style, the Manager will rebalance the portfolio to increase the Fund's assets allocated to the style that underperformed, and decrease the assets allocated to the style that outperformed, the other style. The Manager will also monitor the Fund's portfolio to ensure that no more than 25% of the Fund's assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The Manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund's investment policies.

PURCHASE OF SHARES

General

Investors may purchase shares from a Salomon Smith Barney Financial Consultant, or from a broker-dealer, financial intermediary or a financial institution (each called a "Service Agent"). In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under
Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

Purchase orders received by the Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through a Service Agnet purchasing through Salomon Smith Barney, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Salomon Smith Barney Financial Consultant or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:



Amount
of
Investme
nt

Sales Charge
As a %
of
Transaction

Sales
Charge as a
% of Amount
Invested

Broker/Dealer
Compensation
as %
Of Offering
Price

Less than
$25,000
5.00%
5.26%
4.50%
$ 25,000 -
49,999
4.25
4.44
3.83
50,000 -
99,999
3.75
3.90
3.38
100,000 -
249,999
3.25
3.36
2.93
250,000 -
499,999
2.75
2.86
2.48
500,000 -
999,000
2.00
2.04
1.80
1,000,000 or
more
-0-*
-0-*
-0-*

*	Purchases of Class A shares of $1,000,000 or more will be
made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred
Sales Charge on Class A shares is payable to Salomon Smith Barney, which compensates Service Agents whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred
Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the transfer agent to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the transfer agent for further information.




Deferred Sales Charge Provisions


"Deferred Sales Charges are applicable to:(a) Class B shares; (b)
Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales
Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


Year Since Purchase Payment Was
Made

Deferred Sales Charge

First

5.00%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00


Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Salomon Smith Barney Retirement Programs. You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The Fund offers Class A, Class L, and, in limited circumstances, Class O shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:

Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Salomon Smith Barney Financial
Consultant, Service Agent or the transfer agent.

Retirement Programs Opened On or After June 21, 1996.   If, at the
end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoiceTM Program, a participating plan's total Class L and/or Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L and/or Class O shares for Class A shares of the Fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Retirement Programs Opened Prior to June 21, 1996.   In any year
after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L and/or Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L and/or Class O shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any participating plan in the Smith Barney 401(k) or ExecChoiceTM Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L and/or Class O shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) or ExecChoiceTM Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L and/ or Class O shares not converted will continue to be subject to the distribution fee.

Participating plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Retirement Programs Investing in Class B Shares:   Class B shares
of a fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a Deferred Sales Charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401(k) Program.

At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of the same fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-Deferred Sales Charge Alternatives."

No Deferred Sales Charge is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the Deferred Sales Charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the Deferred Sales Charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

The Deferred Sales Charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan as a result of: (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability of an employee in the participating plan; (d) the attainment of age 591/2 by an employee in the participating plan;
(e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a Director or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and
(d) a Director or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant or a Service Agent.

Determination of Public Offering Price

The Fund offers its shares to current shareholders of the Fund on a continuous basis. The public offering price for a Class A, Class B and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The public offering price for a Class L share includes a 1.00% initial sales charge. A Deferred Sales Charge is imposed on certain redemptions of Class B shares, and on Class L shares and Class A shares (purchased in amounts exceeding $500,000) redeemed within one year of purchase.

REDEMPTION OF SHARES

The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund's shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Additional Information Regarding Telephone Redemption And Exchange
Program

Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant or the Fund's sub-transfer agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

VALUATION OF SHARES

The net asset value per share of the Fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Company's Board of Directors.

EXCHANGE PRIVILEGE

Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

C. Class L shares of any fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the Fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant or a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to
(a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

PERFORMANCE DATA

From time to time, the Company may advertise the Fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

From time to time, the Company may quote the Fund's total return in advertisements or in reports and other communications to shareholders. The Company may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include the following industry and financial publications- Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

	P (1 + T)n = ERV

	Where:	P	=	a hypothetical initial payment of $
1,000.
			T	=	average annual total return.
			n	=	number of years.
			ERV	=	Ending Redeemable Value of a
hypothetical $1,000
					investment made at the beginning of
a 1-, 5- or 10-year
					period at the end of the 1-, 5- or
10-year period (or
					fractional portion thereof),
assuming reinvestment of all
					dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

Aggregate Total Return

The Fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

ERV - P
P

	Where: 	P 	=	a hypothetical initial payment of
$10,000.

				ERV	=	Ending Redeemable Value of a
hypothetical $10,000 investment made
at the beginning of the 1-, 5- or
10-year period at the end of the 1-,
5- or 10-year period (or fractional
portion thereof), assuming
reinvestment of all dividends and
distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Performance will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a Federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. A shareholder may change the option at any time by notifying his Salomon Smith Barney Financial Consultant or Dealer Representative. A shareholder whose account is held directly at the sub-transfer agent should notify the sub-transfer agent in writing, requesting a change to this reinvest option.

The per share dividends on Class B and Class L shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Taxes

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Fund and Its Investments

The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the Fund will not be subject to United States federal income tax on its investment company taxable income (i.e., taxable income other than any excess of net realized long-term capital gains over net realized short-term capital losses ("net capital gains")) and its net capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute. The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

The Fund may also make an election that would result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net capital gains. The Fund currently expects to distribute any excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such net capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund attributable to dividends on stock of U.S. corporations received by the Fund, with respect to which the Fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes - Taxation of United States Shareholders -Dividends and Distributions") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.


Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the Fund and its shareholders.
Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.



ADDITIONAL INFORMATION

The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively.

The Company offers shares of eight separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes - A, B, L and Y. Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question or removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a "vote of a majority of the outstanding voting securities" of the Fund; however, the ratification of independent accountants, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

Annual and Semi-annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultant or the Transfer Agent.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund had not yet filed an annual report.

OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Style Pure Series
Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Salomon
Smith Barney Financial Consultant or Service Agent.

	Classic Investor Series
Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

	The Concert Allocation Series
As a fund of funds, investors can select a Concert Portfolio that may help their investment needs. As needs change, investors can easily choose another long-term, diversified investment from our Concert family.

	Special Discipline Series
Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories: from natural resources to a roster of state-specific municipal funds.



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